                              [WELLS FARGO FUNDS LOGO]


Annual Report

VARIABLE TRUST

                                     December 31, 1999

                     [LOGO]



VARIABLE TRUST ASSET ALLOCATION FUND

VARIABLE TRUST CORPORATE BOND FUND

VARIABLE TRUST EQUITY INCOME FUND

VARIABLE TRUST EQUITY VALUE FUND

VARIABLE TRUST GROWTH FUND

VARIABLE TRUST LARGE COMPANY GROWTH FUND

VARIABLE TRUST MONEY MARKET FUND

VARIABLE TRUST SMALL CAP GROWTH FUND

                                                                  VARIABLE TRUST
--------------------------------------------------------------------------------

                                                               TABLE OF CONTENTS

LETTER TO CONTRACTHOLDERS......................................................1
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PERFORMANCE HIGHLIGHTS
---------------------------------------------------------------------

  VARIABLE TRUST ASSET ALLOCATION FUND.........................................2

  VARIABLE TRUST CORPORATE BOND FUND...........................................4

  VARIABLE TRUST EQUITY INCOME FUND............................................6

  VARIABLE TRUST EQUITY VALUE FUND.............................................8

  VARIABLE TRUST GROWTH FUND..................................................10

  VARIABLE TRUST LARGE COMPANY GROWTH FUND....................................12

  VARIABLE TRUST MONEY MARKET FUND............................................14

  VARIABLE TRUST SMALL CAP GROWTH FUND........................................16

PORTFOLIO OF INVESTMENTS
---------------------------------------------------------------------

  VARIABLE TRUST ASSET ALLOCATION FUND........................................18

  VARIABLE TRUST CORPORATE BOND FUND..........................................33

  VARIABLE TRUST EQUITY INCOME FUND...........................................37

  VARIABLE TRUST EQUITY VALUE FUND............................................40

  VARIABLE TRUST GROWTH FUND..................................................44

  VARIABLE TRUST LARGE COMPANY GROWTH FUND....................................48

  VARIABLE TRUST MONEY MARKET FUND............................................50

  VARIABLE TRUST SMALL CAP GROWTH FUND........................................52

FINANCIAL STATEMENTS
---------------------------------------------------------------------

  STATEMENTS OF ASSETS AND LIABILITIES........................................58

  STATEMENTS OF OPERATIONS....................................................60

  STATEMENTS OF CHANGES IN NET ASSETS.........................................62

  FINANCIAL HIGHLIGHTS........................................................66

NOTES TO FINANCIAL HIGHLIGHTS.................................................68
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NOTES TO FINANCIAL STATEMENTS.................................................69
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INDEPENDENT AUDITORS' REPORT..................................................75
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LIST OF ABBREVIATIONS.........................................................76
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              NOT FDIC INSURED--NO BANK GUARANTEE--MAY LOSE VALUE

                                                                  VARIABLE TRUST
--------------------------------------------------------------------------------

DEAR VALUED CONTRACTHOLDERS,

    It's a pleasure to provide you with this Wells Fargo Variable Trust Funds annual report for the period ended December 31, 1999. The report includes the eight Wells Fargo Variable Trust Funds. As always, thank you for your continued investment with Wells Fargo Variable Trust Funds (formerly Wells Fargo Life and Annuity Funds and Norwest Select Funds).
   The economy finished 1999 on a positive note, despite the Federal Reserve Board's (the "Fed") three interest rate increases, leaving it well-positioned for a record 10th straight year of economic growth. With Y2K a nonevent, the latest growth cycle is poised to become the longest expansion on record, if growth continues through early 2000.
   Beginning in June 1999, the economic expansion entered a "peaking phase," and the financial markets started looking quite different from late 1998 and early 1999. During a peaking phase, real economic growth remains solid but stops accelerating. Once the pace of real economic growth peaked early in the reporting period, stock markets around the globe stopped outpacing bonds.
   After a volatile year, the stock markets ended higher and the bond markets lower, with the S&P 500 Stock Index(1) returning 21.04% for the year compared to (0.82%) for the Lehman Brothers Aggregate Bond Index(2). Stock prices and long-term bond yields stopped rising consistently and prices of both stocks and bonds settled into a trading range that has been in force since June. Corporate bond yield spreads stopped narrowing. With the three interest rate increases, leadership within the stock market reverted back toward large cap growth stocks and away from cyclical, value and small cap stocks during the 12-month period.
   Even though economic growth appears to be on the verge of slowing in early 2000, the Fed may raise interest rates again during the spring and summer of 2000 to help curb inflation. However, such interest rate increases are expected to be modest and could sufficiently slow the economy, thus reducing the likelihood of further interest rate increases by the Fed.
   Choosing to invest in a variable annuity can be a prudent investment strategy for tax-deferred retirement planning and protection of wealth. Whatever the market conditions, we recommend that you continually review your variable annuity portfolio to determine an appropriate mix of investments. We appreciate your business and strive to offer a variety of investment options to help you potentially achieve your financial goals. If you have any questions about your investment or need more information, please contact us at 1-800-222-8222.
   Thank you again for choosing Wells Fargo Variable Trust Funds.

  Sincerely,

    [SIGNATURE]                                 [SIGNATURE]
    MICHAEL J. HOGAN                            W. RODNEY HUGHES
    EXECUTIVE VICE PRESIDENT,                   PRESIDENT,
    WELLS FARGO BANK, N.A.                      WELLS FARGO FUNDS

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.
(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage- Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
  The Wells Fargo Variable Trust Asset Allocation Fund (the "Fund") seeks long-term total return, consistent with reasonable risk. The Fund invests in common stocks, U.S. Treasury bonds and money market instruments.

ADVISOR
  Wells Fargo Bank, N.A.

FUND MANAGERS
  Team managed

INCEPTION DATE
  4/15/94

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
   The Fund returned 9.33%(1) for the 12-month period ended December 31, 1999. The Fund's benchmark is allocated 60% S&P 500 Index(2), which returned 21.04% during the period, and 40% Lehman Brothers 20+ Bond Index(3), which returned (2.56)%. The Fund distributed $0.26 per share in dividend income and minimal capital gains during the period. Please keep in mind past performance is no guarantee of future results.
   The Fund's portfolio comprises three classes of investments: stocks, bonds and cash. It normally allocates its assets 60% stocks, 40% bonds and 0% cash. In early 1999, the Fund had been significantly overweighted in stocks to take advantage of the rising stock market, but during the first half of the year it returned to its normal allocation. This shift enabled the Fund to capture significant gains and take advantage of the stronger performance of the 30-year bond relative to the S&P 500 Index in the final month of the third quarter. The Fund ended 1999 with its asset allocation model at 62% stocks, 38% bonds and 0% cash.
   The Federal Reserve Board (the "Fed") raised interest rates to 5.00% from 4.75% during the second quarter of 1999, citing improved global financial conditions, recovering foreign economies and continued robustness in the domestic economy. The S&P 500 Index enjoyed a healthy gain of 7.05% during the second quarter to end on a new high. June, in particular, was a strong month, returning 5.55% on the back of May's 2.36% loss. Underpinning the market's ascent was a consumer confidence level that had not been seen in decades, as the U.S. economy continued to grow.
   Bond markets, early in the year, experienced disappointing returns as interest rates remained at their highest levels in over a year and bond prices fell. Evidence of a troubled second quarter for bonds came in the form of a continued decline in 30-year U.S. Treasury bond prices, while yields were pushed up from 4.70% to 6.10% during the eight-month period ended June 30, 1999. Additionally, yield spreads of corporate bonds widened relative to comparable maturity U.S. Treasury bonds in June and, as a result, the higher returns of corporate bonds were negated by the lower performance of equivalent-duration U.S. Treasury securities.
   In the third and fourth quarters of 1999, the Fed raised interest rates again, demonstrating that it did not think U.S. inflation had been tamed. In a reprise of what became one of the recent years' rites of summer, the stock market sagged in the third quarter as investors grew cautious about the prospects of extending the nation's economic expansion into its tenth year. Technology stocks continued to outperform and were largely responsible for the positive performance of the S&P 500 Index during the fourth quarter. The bond market staged a rally late in the fourth quarter as nervous investors fled the lower-performing third quarter stock market.

PERFORMANCE HIGHLIGHTS                                            VARIABLE TRUST
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------

                                                                                                      Since
                                                                6-Month      1-Year      5-Year     Inception
VARIABLE TRUST ASSET ALLOCATION FUND                              3.04         9.33      18.93        16.61
S&P 500 INDEX                                                     7.69        21.04      28.56
LEHMAN BROTHERS 20+ BOND INDEX                                   (2.82)      (10.06)      9.30

  FUND CHARACTERISTICS
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

PORTFOLIO TURNOVER RATIO                    30%
NUMBER OF HOLDINGS                          528
WEIGHTED AVERAGE MATURITY OF BOND
  PORTFOLIO                             22.2 YEARS
ESTIMATED DURATION OF BOND PORTFOLIO    10.5 YEARS
NAV                                       $14.42

  TEN LARGEST HOLDINGS(4)
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

US T-BOND 8.00% 11/15/21                     3.30%
MICROSOFT CORPORATION                        2.90%
US T-BOND 6.25% 8/15/23                      2.70%
US T-BILL 1/27/00                            2.70%
US T-BOND 8.75% 8/15/20                      2.60%
GENERAL ELECTRIC CORPORATION                 2.50%
US T-BOND 7.13% 2/15/23                      2.00%
US T-BOND 8.50% 2/15/20                      1.80%
CISCO SYSTEMS, INCORPORATED                  1.70%
US T-BOND 6.88% 8/15/25                      1.70%

  PORTFOLIO ALLOCATION(5) (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks  62%

Bonds   38%

  GROWTH OF $10,000 INVESTMENT(6)
----------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

APR-94        WELLS FARGO VARIABLE      LEHMAN BROTHERS 20+  S&P 500
          TRUST ASSET ALLOCATION INDEX      BOND INDEX        INDEX
                    $10,000                   $10,000        $10,000

May-94                          $9,940              $10,118  $10,164

Jun-94                          $9,796              $10,017   $9,915

Jul-94                         $10,107              $10,246  $10,241

Aug-94                         $10,248              $10,275  $10,660

Sep-94                          $9,964              $10,069  $10,400

Oct-94                         $10,055               $9,804  $10,633

Nov-94                          $9,954               $9,574  $10,246

Dec-94                         $10,113               $9,875  $10,398

Jan-95                         $10,384              $10,261  $10,668

Feb-95                         $10,707              $10,633  $11,083

Mar-95                         $10,894              $10,755  $11,409

Apr-95                         $11,137              $10,752  $11,745

May-95                         $11,686              $11,158  $12,214

Jun-95                         $11,870              $10,986  $12,497

Jul-95                         $12,031              $11,043  $12,911

Aug-95                         $12,127              $11,194  $12,944

Sep-95                         $12,438              $11,283  $13,490

Oct-95                         $12,514              $11,523  $13,442

Nov-95                         $12,860              $11,778  $14,031

Dec-95                         $13,041              $11,943  $14,301

Jan-96                         $13,284              $12,004  $14,788

Feb-96                         $13,180              $11,867  $14,925

Mar-96                         $13,256              $11,677  $15,068

Apr-96                         $13,233              $11,630  $15,290

May-96                         $13,350              $11,644  $15,683

Jun-96                         $13,531              $11,808  $15,742

Jul-96                         $13,223              $11,924  $15,047

Aug-96                         $13,199              $11,905  $15,364

Sep-96                         $13,705              $12,145  $16,227

Oct-96                         $14,185              $12,291  $16,675

Nov-96                         $14,917              $12,548  $17,934

Dec-96                         $14,535              $12,474  $17,579

Jan-97                         $14,815              $12,462  $18,678

Feb-97                         $14,853              $12,595  $18,824

Mar-97                         $14,323              $12,397  $18,050

Apr-97                         $14,904              $12,535  $19,126

May-97                         $15,406              $12,760  $20,294

Jun-97                         $15,820              $12,921  $21,197

Jul-97                         $16,903              $13,355  $22,883

Aug-97                         $16,211              $13,191  $21,601

Sep-97                         $16,822              $13,373  $22,783

Oct-97                         $16,849              $13,471  $22,022

Nov-97                         $17,232              $13,580  $23,041

Dec-97                         $17,569              $13,827  $23,438

Jan-98                         $17,833              $13,982  $23,696

Feb-98                         $18,624              $13,972  $25,404

Mar-98                         $19,295              $13,992  $26,705

Apr-98                         $19,458              $13,920  $26,977

May-98                         $19,354              $14,172  $26,513

Jun-98                         $20,075              $14,236  $27,590

Jul-98                         $19,881              $14,266  $27,297

8/31/98                        $17,985              $14,513  $23,353

9/30/98                        $18,996              $14,717  $24,850

10/31/98                       $20,090              $14,670  $26,867

11/30/98                       $21,065              $14,738  $28,496

12/31/98                       $22,008              $14,770  $30,137

1/31/99                        $22,760              $14,928  $31,406

02/28/99                       $21,942              $14,865  $30,426

03/31/99                       $22,567              $14,918  $31,643

4/30/99                        $23,208              $14,958  $32,867

5/31/99                        $22,715              $14,846  $32,092

6/30/99                        $23,349              $14,605  $33,838

7/31/99                        $22,838              $14,623  $32,781

8/31/99                        $22,723              $14,387  $32,619

9/30/99                        $22,394              $14,341  $31,725

10/31/99                       $23,190              $14,044  $33,733

11/30/99                       $23,389              $14,254  $34,418

12/31/99                       $24,060              $14,080  $36,445

--------------------------------------------------------------------------------

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's managers have voluntarily waived all or a portion of their management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. These reductions may be discontinued at any time. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
  Performance shown for the Wells Fargo Variable Trust Asset Allocation Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.
(3) The Lehman Brothers 20+ Bond Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. The U.S. Treasury Index represents public obligations of the U.S. Treasury with a remaining maturity of one year or more. You cannot invest directly in an index.
(4) The Ten Largest Holdings is calculated based on the market value of the securities divided by total market value of the portfolio.
(5) Represents recommended asset mix. There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change depending on current market activity.
(6) The chart compares the performance of the Wells Fargo Variable Trust Asset Allocation Fund since inception with the S&P 500 Index and the Lehman Brothers 20+ Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses. The Fund is a professionally managed mutual fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST CORPORATE BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
  The Wells Fargo Variable Trust Corporate Bond Fund (the "Fund") seeks a high level of current income, consistent with reasonable risk. The Fund invests primarily in corporate debt securities and U.S. Government obligations.

ADVISOR
  Wells Fargo Bank, N.A.

FUND MANAGERS
  N. Graham Allen, FCMA
  John W. (Jack) Burgess
  Jacqueline A. Flippin
  Daniel J. Kokoszka, CFA
  Scott Smith, CFA

INCEPTION DATE
  9/20/99

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
   The Fund returned (0.16%)(1) for the period from September 20, 1999 (commencement of operations) to December 31, 1999. The Fund distributed $0.16 per share in dividend income and no capital gains during the period. Please keep in mind past performance is no guarantee of future results.
   The Fund had a negative return as long-term interest rates rose. The duration/average maturity was positioned approximately 10% longer than the benchmark as the benign inflation environment continued. The Fund's negative return was due to its long duration in a rising interest rate environment, and concerns over Y2K which drove high-yield and investment-grade corporate spreads wider. This rise in rates was driven by strong domestic economic growth with low inflation.
   In addition, corporate spreads widened on a record level of new-issue corporate bonds and fears over Y2K disruptions. Portfolio duration hindered performance, but holdings in energy bonds and real estate investment trusts
  (REIT) debentures had a positive impact. The Fund added to its high-yield exposure as spreads widened in the fourth quarter, and the fundamental earnings outlook remained very positive for corporations. Consumer spending remained robust in the fourth quarter and will likely follow through into the first quarter of the new year.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
   While the Fund expects inflation to remain under control, the Federal Reserve Board may raise interest rates again during the spring and summer of 2000. In such an environment, the Fund's duration will be reduced to neutral and fundamentals for the corporate sector should remain intact. The Fund will maintain a full weighting in both high-yield and investment-grade corporate securities.

PERFORMANCE HIGHLIGHTS                                            VARIABLE TRUST
--------------------------------------------------------------------------------

  TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------

                                                                                          Since
                                                                1-Month     3-Month     Inception
VARIABLE TRUST CORPORATE BOND FUND                               (0.46)      (0.21)       (0.16)

LEHMAN BROTHERS CORPORATE LONG BOND INDEX(2)                     (0.91)      (0.47)       (5.78)

  FUND CHARACTERISTICS (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

PORTFOLIO TURNOVER                          59%

NUMBER OF HOLDINGS                          79

AVERAGE CREDIT QUALITY(3)                  Baa1

NAV                                        $9.82

DISTRIBUTION RATE(4)                       6.53%

SEC YIELD(5)                               6.71%

  PORTFOLIO ALLOCATION(6) (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

T-notes                      (5.79%)

T-bonds                     (16.07%)

Mortgage-Backed Securities   (3.31%)

Fixed-Rate Notes            (41.74%)

Fixed-Rate Bonds            (32.42%)

Muni Notes                   (0.29%)

Repurchase Agreements        (0.38%)

  GROWTH OF $10,000 INVESTMENT(7)
----------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            WELLS FARGO VARIABLE     LEHMAN CORP LONG
          TRUST CORPORATE BOND FUND     BOND INDEX

9/20/99                     $10,000           $10,000

9/30/99                     $10,005           $10,106

10/31/99                    $10,060           $10,169

11/30/99                    $10,030           $10,151

12/31/99                     $9,984           $10,059

--------------------------------------------------------------------------------

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund managers have voluntarily waived all or a portion of their management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. These reductions may be discontinued at any time. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(2) The Lehman Brothers Corporate Long Bond Index is a total return index of all publicly-issued, fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee Bonds. All bonds have maturities of at least 10 years or more. The returns are weighted by market value including accrued interest. The bonds represented in this index are subject to investment risk, including loss of principal, if sold prior to maturity, and also to default. You cannot invest directly in an index.
(3) The average credit rating is compiled from the ratings of Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.
(4) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.
(5) The formula used to calculate the SEC yield is described in detail in the Fund's Statement of Additional Information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios quote a uniform yield figure for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
(6)  Portfolio holdings are subject to change.
(7) The chart compares the performance of the Wells Fargo Variable Trust Corporate Bond Fund since inception with the Lehman Brothers Corporate Long Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses. The Fund is a professionally managed mutual fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST EQUITY INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
  The Wells Fargo Variable Trust Equity Income Fund (the "Fund") seeks long-term capital appreciation and above-average dividend income.

ADVISOR
  Wells Fargo Bank, N.A.

FUND MANAGERS
  David L. Roberts, CFA
  Gary J. Dunn, CFA

INCEPTION DATE
  5/6/96

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
   The Fund returned 7.90%(1) for the 12-month period ended December 31, 1999, underperforming the S&P 500 Index(2), which returned 21.04% for the period, but outperforming the Russell 1000 Value Index(3), which returned 7.35%. The Fund underperformed the S&P 500 Index as it chose to underweight in the technology sector. Valuations for technology stocks were at historically high levels, especially for large cap technology stocks. Excluding the technology and telecommunications companies in the S&P 500 Index, the remaining 434 companies actually declined by 4.2% for 1999. The Fund distributed $0.17 per share in dividend income and no capital gains during the period. Please keep in mind past performance is no guarantee of future results.
   The Fund benefited from its overweighted position in capital goods stocks, such as General Electric and Honeywell; energy stocks including Atlantic Richfield, Royal Dutch and Schlumberger; and financial holdings, including American Express and J. P. Morgan. In the financial sector, the Fund built a position in St. Paul Companies, the fourth largest property/casualty company in the country. St. Paul Companies, which trades at about book value, grew its dividend 7% annually over the past five years and sells at less than 12 times earnings. The Fund rebounded 65% from the depressed levels of 1998.
   U.S. Bancorp, which was down 35% in 1999, announced it would not meet fourth quarter earnings estimates. Tyco International was down based on questions concerning liberal accounting practices that may have resulted in higher earnings being reported than if more conservative accounting methods had been utilized. The stock price was even for the year after dropping 30% in value in the fourth quarter.
   The Fund added IBM and Disney during the fourth quarter. IBM's earnings were expected to grow about 18% and double-digit revenue and earnings per share growth were expected over the next three years. The Fund believes that Disney is a tremendous franchise and provides significant growth opportunities in its film and broadcasting divisions, theme parks and resorts.
   Over the past year, the Fund has seen very good value in the consumer goods sector and has been building its positions in Fortune Brands, Pepsico and May Department Stores. These all have had double digit annual earnings growth over the past five years that has not been recognized in their stock prices.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
   The Fund expects slower economic growth in the U.S. in 2000, but increased growth in Europe and Asia. As foreign economies improve, the Fund should benefit from its exposure to many U.S. companies that derive 35% to 50% of their revenue from non-U.S. sources. If, however, growth in technology continues to accelerate, Fund performance could lag as a result of its lower weighting in the technology sector.

PERFORMANCE HIGHLIGHTS                                            VARIABLE TRUST
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------

                                                                                          Since
                                                                6-Month      1-Year     Inception
VARIABLE TRUST EQUITY INCOME FUND                                (4.30)       7.90        17.14
RUSSELL 1000 VALUE INDEX                                         (4.90)       7.35
S&P 500 INDEX                                                     7.69       21.04

  FUND CHARACTERISTICS
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

PORTFOLIO TURNOVER                            5%
NUMBER OF HOLDINGS                            51
NAV                                         $17.09
SEC YIELD(4)                                0.89%

  TEN LARGEST EQUITY HOLDINGS(5)
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

HEWLETT-PACKARD COMPANY                      5.54%
LUCENT TECHNOLOGIES, INCORPORATED            4.34%
AT&T CORPORATION                             3.62%
PEPSICO                                      3.35%
PROCTER & GAMBLE COMPANY                     3.30%
EXXON MOBIL CORPORATION                      3.19%
GENERAL ELECTRIC COMPANY                     3.16%
TYCO INTERNATIONAL LIMITED                   2.96%
DAYTON HUDSON CORPORATION                    2.84%
AMERICAN EXPRESS                             2.76%

  PORTFOLIO ALLOCATION(6) (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks  97.84%

Cash     2.16%

  GROWTH OF $10,000 INVESTMENT(7)
----------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            WELLS FARGO VARIABLE    RUSSELL 1000  S&P 500
          TRUST EQUITY INCOME FUND  VALUE INDEX    INDEX

5/6/96                     $10,000      $10,000   $10,000

5/31/96                    $10,000      $10,125   $10,257

6/30/96                    $10,110      $10,133   $10,296

7/31/96                     $9,710       $9,750    $9,841

8/31/96                     $9,830      $10,029   $10,049

9/30/96                    $10,250      $10,427   $10,613

10/31/96                   $10,490      $10,831   $10,906

11/30/96                   $11,170      $11,616   $11,730

12/31/96                   $10,995      $11,467   $11,497

1/31/97                    $11,540      $12,023   $12,216

2/28/97                    $11,691      $12,200   $12,311

3/31/97                    $11,348      $11,761   $11,805

4/30/97                    $11,681      $12,255   $12,509

5/31/97                    $12,215      $12,940   $13,273

6/30/97                    $12,719      $13,495   $13,864

7/31/97                    $13,535      $14,511   $14,966

8/31/97                    $12,910      $13,995   $14,128

9/30/97                    $13,525      $14,840   $14,901

10/31/97                   $13,132      $14,426   $14,403

11/30/97                   $13,716      $15,063   $15,070

12/31/97                   $13,953      $15,503   $15,329

1/31/98                    $13,994      $15,285   $15,498

2/28/98                    $14,902      $16,313   $16,615

3/31/98                    $15,647      $17,312   $17,466

4/30/98                    $15,800      $17,428   $17,644

5/31/98                    $15,585      $17,170   $17,340

6/30/98                    $15,830      $17,389   $18,044

7/31/98                    $15,381      $17,082   $17,853

8/31/98                    $13,545      $14,540   $15,273

9/30/98                    $14,290      $15,375   $16,252

10/31/98                   $15,290      $16,566   $17,572

11/30/98                   $15,993      $17,338   $18,637

12/31/98                   $16,523      $17,929   $19,710

1/31/99                    $16,472      $18,073   $20,540

2/28/99                    $16,482      $17,818   $19,899

3/31/99                    $17,091      $18,187   $20,695

4/30/99                    $17,959      $19,885   $21,496

5/31/99                    $17,917      $19,667   $20,989

6/30/99                    $18,630      $20,237   $22,131

7/31/99                    $18,145      $19,664   $21,440

8/31/99                    $17,856      $18,915   $21,334

9/30/99                    $17,195      $18,255   $20,749

10/31/99                   $17,659      $19,307   $22,062

11/30/99                   $17,814      $19,156   $22,510

12/31/99                   $17,829      $19,248   $23,836

--------------------------------------------------------------------------------

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund managers have voluntarily waived all or a portion of their management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. These reductions may be discontinued at any time. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
  Performance shown for the Wells Fargo Variable Trust Equity Income Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Income Equity Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.
(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
(4) The formula used to calculate the SEC yield is described in detail in the Fund's Statement of Additional Information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios quote a uniform yield figure for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
(5) The Ten Largest Equity Holdings is calculated based on the market value of the securities divided by total market value of the portfolio.
(6)  Portfolio holdings are subject to change.
(7) The chart compares the performance of the Wells Fargo Variable Trust Equity Income Fund since inception with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses. The Fund is a professionally managed mutual fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST EQUITY VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
  The Wells Fargo Variable Trust Equity Value Fund (the "Fund") seeks long-term capital appreciation. The Fund invests in common stocks and foreign and domestic convertible debt securities.

ADVISOR
  Wells Fargo Bank, N.A.

FUND MANAGERS
  Allen Wisniewski, CFA
  Gregg Giboney, CFA

INCEPTION DATE
  5/1/98

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
   The Fund returned (2.48)%(1) for the 12-month period ended December 31, 1999. The Fund underperformed the S&P 500 Index(2), which returned 21.04%, and the Russell 1000 Value Index(3), which returned 7.35%. The Fund underperformed due to overall weakness in the returns provided by traditional value strategies, market capitalization less than that of the benchmark in the first half of the year and an emphasis on deeply discounted stocks. Another way to view the Fund's performance is that it was contained within a rather narrow group of stocks that failed to meet the disciplined value parameters of the Fund. The Fund distributed $0.08 per share in dividend income and no capital gains during the period. Please keep in mind past performance is no guarantee of future results.
   Economic factors changed significantly over the 12-month period. In the first quarter, investors were still cautious following the Asian economic crisis. This emphasis on safety allowed only large and liquid stocks to outperform. In the second quarter, Asian worries abated and the Fund benefited from broad market improvement and the effect of higher oil prices on energy stocks. The third quarter was the Fund's worst period as Y2K worries peaked and interest rates moved higher. During the fourth quarter, improving global and domestic economic conditions began to positively influence certain cyclical and industrial stocks.
   Stocks that provided the best performance during the year included Alcoa (basic goods), Exxon Mobil (energy), Honeywell (producer durables), Apple Computer, IBM and Motorola (technology), and Morgan Stanley Dean Witter and Citigroup (brokerage/financial).

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
   The Fund expects continued improvement in global economic conditions, healthy domestic economic conditions and higher interest rates in the coming year. A higher interest rate scenario implies a higher level of economic growth, which would be helpful for basic goods and industrial companies. Technology may continue to present excellent growth opportunities, and the Fund is expected to participate to the extent that it can under its value discipline.
   Value versus growth was the subject of considerable debate at the end of the period. Growth stocks have dominated over the past few years due to factors such as technological innovation and other disinflationary factors. Growth stocks were trading at extremely high levels of valuation and inflation is currently creeping higher. Under these conditions, traditional value investment strategies may start to provide better relative and nominal returns.

PERFORMANCE HIGHLIGHTS                                            VARIABLE TRUST
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------

                                                                                          Since
                                                                6-Month      1-Year     Inception
VARIABLE TRUST EQUITY VALUE FUND                                 (9.74)      (2.48)       (3.73)

RUSSELL 1000 VALUE INDEX                                         (4.90)       7.35

S&P 500 INDEX                                                     7.69       21.04

  FUND CHARACTERISTICS
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

PORTFOLIO TURNOVER                         139%

NUMBER OF HOLDINGS                          88

NAV                                        $9.23

  TEN LARGEST EQUITY HOLDINGS(4)
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

CITIGROUP, INCORPORATED                      4.50%

EXXON MOBIL CORPORATION                      4.30%

MORGAN STANLEY DEAN WITTER & COMPANY         3.20%

SBC COMMUNICATIONS                           2.70%

AMERICAN INTERNATIONAL GROUP,
  INCORPORATED                               2.40%

MEDIA ONE GROUP, INCORPORATED                2.10%

GTE CORPORATION                              1.90%

PHILIPS ELECTRONICS NV ADR                   1.90%

BELLSOUTH CORPORATION                        1.80%

TRW INCORPORATED                             1.80%

  PORTFOLIO ALLOCATION(5) (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks  94.00%

Cash     6.00%

  GROWTH OF $10,000 INVESTMENT(6)
----------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            WELLS FARGO VARIABLE    RUSSELL 1000  S&P 500
           TRUST EQUITY VALUE FUND  VALUE INDEX    INDEX

4/30/1998                  $10,000      $10,000   $17,644

5/31/1998                   $9,680       $9,852   $17,340

6/30/1998                   $9,739       $9,978   $18,044

7/31/1998                   $9,268       $9,802   $17,853

8/31/98                     $8,156       $8,344   $15,273

9/30/98                     $8,626       $8,823   $16,252

10/31/98                    $9,199       $9,507   $17,572

11/30/98                    $9,460       $9,950   $18,637

12/31/98                    $9,624      $10,288   $19,710

1/31/99                     $9,403      $10,370   $20,540

02/28/99                    $9,161      $10,224   $19,899

03/31/99                    $9,380      $10,436   $20,695

4/30/99                    $10,188      $11,410   $21,496

5/31/99                    $10,087      $11,285   $20,989

6/30/99                    $10,399      $11,612   $22,131

7/31/99                    $10,024      $11,272   $21,440

8/31/99                     $9,477      $10,854   $21,334

9/30/99                     $8,981      $10,475   $20,749

10/31/99                    $9,285      $11,078   $22,062

11/30/99                    $9,255      $10,992   $22,510

12/31/99                    $9,386      $11,045   $23,836

--------------------------------------------------------------------------------

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund managers have voluntarily waived all or a portion of their management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. These reductions may be discontinued at any time. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
  Performance shown for the Wells Fargo Variable Trust Equity Value Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Equity Value Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.
(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
(4) The Ten Largest Equity Holdings is calculated based on the securities market value divided by total market value of the portfolio.
(5)  Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust Equity Value Fund since inception with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses. The Fund is a professionally managed mutual fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
  The Wells Fargo Variable Trust Growth Fund (the "Fund") seeks long-term capital appreciation by investing primarily in common stocks, preferred stocks and convertible debt securities.

ADVISOR
  Wells Fargo Bank, N.A.

FUND MANAGER
  Kelli Hill

INCEPTION DATE
  4/12/94

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
   The Fund returned 20.41%(1) for the 12-month period ended December 31, 1999. The Fund slightly underperformed its benchmark, the S&P 500 Index(2) which returned 21.04%. The Fund distributed $0.03 per share in dividend income and no capital gains during the period. Please keep in mind past performance is no guarantee of future results.
   The Fund finished 1999 slightly below the benchmark in what could have been considered an extremely volatile environment. While rotation from growth stocks to value stocks helped fuel much of this volatility, the technology sector was clearly a contributor to performance throughout much of the year. Earnings were strong for the first three quarters across the board, however the disparity across sector performance remained great over the course of the year. Even technology managed to stage a comeback at the end of the third quarter with a positive return. The financial sector had a mixed personality in 1999, with very strong performance in the first half and then giving most of the gain back in the third quarter with no recovery in the fourth quarter. In both sectors, stock selection was a key element to outperformance.
   The year began with the fear of rising interest rates, but by March that fear had subsided. As the second quarter unfolded, the world economy showed signs of recovery with money flowing from large, consistent growth stocks into cyclical and value stocks as the S&P 500 earnings growth began to accelerate. However, the third quarter was an example of a reversal of fortune for value stocks as the market narrowed and momentum prevailed.
   The biggest contributors to performance were in the technology sector. JDS Uniphase was up 287.83%, while Veritas Software was up 270.75%. The Fund added to these positions as well as to Nortel, Cisco Systems and Microsoft in an effort to overweight the technology sector in the fourth quarter.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
   The outlook for financial markets for the first half of 2000 could be more subdued than the last half of 1999, with the uncertainty of higher interest rates becoming a reality. The Fund believes visibility will be key to its strategy in 2000, and it anticipates that companies able to demonstrate solid, visible earnings growth going forward will command a premium in the overall market. The Fund will continue to look for earnings growth and relative price/earnings growth, which will be even more important this year.

PERFORMANCE HIGHLIGHTS                                            VARIABLE TRUST
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------

                                                                                                      Since
                                                                6-Month      1-Year      5-Year     Inception
VARIABLE TRUST GROWTH FUND                                        8.63       20.41       23.55        21.22
S&P 500 INDEX                                                     7.69       21.04       28.56

  FUND CHARACTERISTICS
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

PORTFOLIO TURNOVER                          54%
NUMBER OF HOLDINGS                           91
NAV                                        $24.10

  TEN LARGEST EQUITY HOLDINGS(3)
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

MICROSOFT CORPORATION                        4.90%
GENERAL ELECTRIC COMPANY                     4.20%
CISCO SYSTEMS, INCORPORATED                  4.10%
AMERICAN INTERNATIONAL GROUP,
  INCORPORATED                               3.50%
EXXON MOBIL CORPORATION                      3.10%
INTEL CORPORATION                            2.80%
WAL-MART STORES, INCORPORATED                2.70%
CITIGROUP, INCORPORATED                      2.20%
LUCENT TECHNOLOGIES, INCORPORATED            2.10%
AMERICA ONLINE, INCORPORATED                 2.10%

  PORTFOLIO ALLOCATION(4) (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks  97.00%

Cash     3.00%

  GROWTH OF $10,000 INVESTMENT(5)
----------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          WELLS FARGO VARIABLE  S&P 500
           TRUST GROWTH FUND     INDEX

Apr-94                 $10,000  $10,000

May-94                 $10,110  $10,164

Jun-94                  $9,888   $9,915

Jul-94                 $10,189  $10,241

Aug-94                 $10,511  $10,660

Sep-94                 $10,422  $10,400

Oct-94                 $10,502  $10,633

Nov-94                 $10,260  $10,246

Dec-94                 $10,447  $10,398

Jan-95                 $10,508  $10,668

Feb-95                 $10,994  $11,083

Mar-95                 $11,237  $11,409

Apr-95                 $11,390  $11,745

May-95                 $11,930  $12,214

Jun-95                 $12,209  $12,497

Jul-95                 $12,589  $12,911

Aug-95                 $12,794  $12,944

Sep-95                 $13,223  $13,490

Oct-95                 $12,801  $13,442

Nov-95                 $13,325  $14,031

Dec-95                 $13,497  $14,301

Jan-96                 $13,748  $14,788

Feb-96                 $14,260  $14,925

Mar-96                 $14,297  $15,068

Apr-96                 $14,769  $15,290

May-96                 $15,136  $15,683

Jun-96                 $14,876  $15,742

Jul-96                 $14,108  $15,047

Aug-96                 $14,518  $15,364

Sep-96                 $15,247  $16,227

Oct-96                 $15,659  $16,675

Nov-96                 $16,662  $17,934

Dec-96                 $16,525  $17,579

Jan-97                 $17,473  $18,678

Feb-97                 $16,966  $18,824

Mar-97                 $16,376  $18,050

Apr-97                 $17,036  $19,126

May-97                 $18,117  $20,294

Jun-97                 $18,506  $21,197

Jul-97                 $20,013  $22,883

Aug-97                 $18,853  $21,601

Sep-97                 $19,906  $22,783

Oct-97                 $18,986  $22,022

Nov-97                 $19,280  $23,041

Dec-97                 $19,389  $23,438

Jan-98                 $19,747  $23,696

Feb-98                 $20,810  $25,404

Mar-98                 $21,809  $26,705

Apr-98                 $21,959  $26,977

May-98                 $21,624  $26,513

Jun-98                 $22,674  $27,590

Jul-98                 $22,558  $27,297

8/31/98                $19,418  $23,353

9/30/98                $20,316  $24,850

10/31/98               $21,964  $26,867

11/30/98               $23,437  $28,496

12/31/98               $24,975  $30,137

1/31/99                $25,935  $31,406

02/28/99               $25,063  $30,426

03/31/99               $26,256  $31,643

4/30/99                $27,054  $32,867

5/31/99                $26,218  $32,092

6/30/99                $27,684  $33,838

7/31/99                $26,886  $32,781

8/31/99                $26,924  $32,619

9/30/99                $26,202  $31,725

10/31/99               $27,737  $33,733

11/30/99               $28,348  $34,418

12/31/99               $30,074  $36,445

--------------------------------------------------------------------------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. These reductions may be discontinued at any time. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
  Performance shown for the Wells Fargo Variable Trust Growth Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Growth Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.
(3) The Ten Largest Equity Holdings is calculated based on the securities market value divided by total market value of the portfolio.
(4)  Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust Growth Fund since inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses. The Fund is a professionally managed mutual fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
  The Wells Fargo Variable Trust Large Company Growth Fund (the "Fund") seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies.

ADVISOR
  Wells Fargo Bank, N.A.

FUND MANAGERS
  John S. Dale, CFA
  Gary E. Nussbaum, CFA

INCEPTION DATE
  9/20/99

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
   The Fund returned 20.30%(1) for the period from September 20, 1999 (commencement of operations) to December 31, 1999, slightly outperforming its benchmark, the S&P 500 Index(2) which returned 14.88% for the three-month period ended December 31, 1999. The Fund distributed no dividend income or capital gains during the period. Please keep in mind past performance is no guarantee of future results.
   A disproportionate level of the Fund's return came from the largest holdings in the Fund, such as Cisco Systems, Microsoft, Home Depot and American International. Other strong performers included First Data Corporation, Ericsson and Charles Schwab. The Fund had no portfolio turnover during the period because all holdings met or exceeded the Fund's long-term fundamental expectations.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
   Although corrections are inevitable and necessary, the stock market is standing on generally solid ground. Strong corporate profit growth is providing a firm underpinning to the stock market. Improving global economies are reducing the world's dependence on the U.S. economy. And, very importantly, outstanding U.S. productivity gains are offsetting higher wages and commodity prices, resulting in continued low inflation. As in the past, future stock market drivers will be corporate earnings growth and price/earnings ratios. The Fund's strong positioning in current market conditions gives it confidence and optimism for the future.

PERFORMANCE HIGHLIGHTS                                            VARIABLE TRUST
--------------------------------------------------------------------------------

  TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------

                                                                                          Since
                                                                1-Month     3-Month     Inception
VARIABLE TRUST LARGE COMPANY GROWTH FUND                         11.08       25.44        20.30

S&P 500 INDEX                                                     5.89       14.88

  FUND CHARACTERISTICS
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

PORTFOLIO TURNOVER                            0%

NUMBER OF HOLDINGS                            35

NAV                                         $12.03

  TEN LARGEST EQUITY HOLDINGS(3)
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

CISCO SYSTEMS, INCORPORATED                  9.42%

MICROSOFT CORPORATION                        8.39%

INTEL CORPORATION                            5.82%

HOME DEPOT, INCORPORATED                     5.26%

GOLDMAN SACHS GROUP, INCORPORATED            4.77%

NOKIA CORPORATION ADR                        4.70%

SOLECTRON CORPORATION                        4.59%

AMERICAN INTERNATIONAL GROUP,
  INCORPORATED                               4.19%

LUCENT TECHNOLOGIES, INCORPORATED            4.07%

SCHWAB (CHARLES) & COMPANY, INCORPORATED     3.87%

  PORTFOLIO ALLOCATION(4) (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks  95.15%

Cash     4.85%

  GROWTH OF $10,000 INVESTMENT(5)
----------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            WELLS FARGO VARIABLE TRUST  S&P 500
            LARGE COMPANY GROWTH FUND    INDEX

9/20/1999                     $10,000   $10,000

9/30/1999                      $9,590    $9,726

10/31/1999                    $10,420   $10,342

11/30/1999                    $10,830   $10,551

12/31/1999                    $12,030   $11,173

--------------------------------------------------------------------------------

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund managers have voluntarily waived all or a portion of their management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. These reductions may be discontinued at any time. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.
(3) The Ten Largest Equity Holdings is calculated based on the market value of the securities divided by total market value of the portfolio.
(4)  Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust Large Company Growth Fund since inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses. The Fund is a professionally managed mutual fund.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
  The Wells Fargo Variable Trust Money Market Fund (the "Fund") seeks high current income, while preserving capital and liquidity, by investing in high-quality, short-term instruments.

ADVISOR
  Wells Fargo Bank, N.A.

FUND MANAGERS
  Dave Sylvester
  Laurie White
  Mike Neitzke

INCEPTION DATE
  5/19/94

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
   The Fund returned 4.46%(1) for the 12-month period ended December 31, 1999, and the 30-day simple yield was 5.04%. The Fund distributed $0.04 per share in dividend income and no capital gains during the period. Please keep in mind past performance is no guarantee of future results.
   During most of the period, the Fund maintained a longer than average weighted maturity to take advantage of a steepening yield curve. The Federal Reserve Board raised interest rates three times in 1999, most recently on November 16, 1999, to 5.50%. Toward the end of the year, the Fund added securities maturing in January and February, taking advantage of attractive yields caused by issuers' needs for funding over year-end. It also targeted maturity dates for fixed-rate securities to ensure adequate liquidity in the one-month period surrounding year-end.
   The average maturity of the Fund at each quarter-end was 60 days for the first quarter, 65 days for the second quarter, 75 days for the third quarter and 57 days at year-end. The Fund increased liquidity at the end of the year to accommodate the need for funding at year-end. Cash flows did not affect management of the portfolio throughout the year.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
   Economic growth may be on the verge of slowing but possibly not fast enough to forestall further interest rate increases during 2000. However, there are several reasons why future interest rate increases are likely to be modest. First, inflation is expected to be little changed from the 2%-2.5% rate in 1999. Second, real or inflation-adjusted interest rates already are at historic highs, suggesting that only modest, additional increases in those rates may be necessary to sufficiently slow the economy.

PERFORMANCE HIGHLIGHTS                                            VARIABLE TRUST
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------

                                                                                                      Since
                                                                6-Month      1-Year      5-Year     Inception
VARIABLE TRUST MONEY MARKET FUND                                  2.33        4.46        4.88         4.83

  FUND YIELD SUMMARY
----------------------------------------------

7-DAY SIMPLE YIELD                   5.06%

30-DAY SIMPLE YIELD                  5.04%

  FUND CHARACTERISTICS
----------------------------------------------

WEIGHTED AVERAGE MATURITY            55 DAYS


  PORTFOLIO ALLOCATION(2) (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Commercial Paper                      63.00%

CDs                                   18.00%

Short-Term Federal Agency Securities   4.00%

Short-Term Corporate Bonds            12.00%

Master Notes                           3.00%

  MATURITY DISTRIBUTION(2) (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2-14 days     30.70%

30-59 days    29.90%

60-89 days    28.60%

90-179 days    5.80%

180-269 days   5.00%

--------------------------------------------------------------------------------

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate. The Fund's yield figures more closely reflect the current earnings of the Fund than the total return figures. The Fund managers have voluntarily waived all or a portion of their management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. These reductions may be discontinued at any time. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
  Performance shown for the Wells Fargo Variable Trust Money Market Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Money Market Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(2)  Portfolio holdings are subject to change.

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

VARIABLE TRUST SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
  The Wells Fargo Variable Trust Small Cap Growth Fund (the "Fund") seeks long-term capital appreciation. The Fund invests in growth-oriented common stocks whose market capitalization falls within the range of the Russell 2000 Index(1).

ADVISOR
  Wells Fargo Bank, N.A.

FUND MANAGERS
  Tom Zeifang, CFA
  Chris Greene

INCEPTION DATE
  05/01/95

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
   The Fund returned 66.27%(2) for the 12-month period ended December 31, 1999, outperforming the Russell 2000 Index, which returned 21.26%. The Fund distributed no dividends or capital gains during the period. Please keep in mind past performance is no guarantee of future results.
   Small cap stocks began to rebound in the second half of 1999 following a long bear market relative to large cap stocks. During the second half of 1999, the Fund experienced accelerating outperformance attributed to stock selection concentrated in the technology sector and continuous analysis of portfolio exposure. The Fund's portfolio analysis led it to participate in the hot subsectors within the small cap universe, including semiconductor, telecommunications services and e-commerce infrastructure, while limiting exposure to poor performing groups, such as client-server software, health care services and consumer staples.
   Individual holdings that outperformed in 1999 included Broadvision and Vignette (internet infrastructure), True North and Cumulus (advertising/radio), Pharmacyclics and IDEC Pharma (biotechnology) and Optical Coating Labs (fiber optics).

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
   The Fund will continue to search for companies that can grow earnings independent of the economic cycle. The Fund expects small cap stocks to grow in 2000, and it believes that a new, longer-term small cap growth cycle has begun.

PERFORMANCE HIGHLIGHTS                                            VARIABLE TRUST
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN(2) (%) (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------

                                                                                          Since
                                                                6-Month      1-Year     Inception
VARIABLE TRUST SMALL CAP GROWTH FUND                             74.61       66.27        20.41
RUSSELL 2000 INDEX                                               23.19       21.26

  FUND CHARACTERISTICS
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

PORTFOLIO TURNOVER                         314%
NUMBER OF HOLDINGS                          280
NAV                                       $18.09

  TEN LARGEST EQUITY HOLDINGS(3)
   (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------

CUMULUS MEDIA, INCORPORATED                  2.64%
BROADVISION, INCORPORATED                    2.63%
MERCURY INTERACTIVE CORPORATION              2.36%
VISUAL NETWORKS, INCORPORATED                2.18%
LAM RESEARCH CORPORATION                     1.87%
OPTICAL COATING LAB, INCORPORATED            1.86%
MICROMUSE, INCORPORATED                      1.86%
MAKER COMMUNICATIONS, INCORPORATED           1.77%
POWER INTEGRATIONS, INCORPORATED             1.69%
VERTICALNET, INCORPORATED                    1.67%

  PORTFOLIO ALLOCATION(4) (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks  99.02%

Cash     0.98%

  GROWTH OF $10,000 INVESTMENT(5)
----------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               WELLS FARGO VARIABLE      RUSSELL 2000 INDEX
            TRUST SMALL CAP GROWTH FUND

4/28/1995                       $10,000             $10,000

5/31/1995                       $10,040             $10,172

6/30/1995                       $10,670             $10,700

7/31/1995                       $11,740             $11,316

8/31/1995                       $11,970             $11,549

9/29/1995                       $11,920             $11,756

10/31/1995                      $11,280             $11,231

11/30/1995                      $11,590             $11,702

12/29/1995                      $11,595             $12,011

1/31/1996                       $11,636             $11,999

2/29/1996                       $11,957             $12,374

3/31/1996                       $12,484             $12,626

4/30/1996                       $13,891             $13,301

5/31/1996                       $14,419             $13,827

6/30/1996                       $13,405             $13,259

7/31/1996                       $12,112             $12,100

8/31/1996                       $13,177             $12,803

9/30/1996                       $13,819             $13,303

10/31/1996                      $14,088             $13,099

11/30/1996                      $14,750             $13,638

12/29/1996                      $15,243             $13,997

1/31/1997                       $15,571             $14,277

2/28/1997                       $14,690             $13,931

3/31/1997                       $13,482             $13,274

4/30/1997                       $13,087             $13,311

5/31/1997                       $15,729             $14,792

6/30/1997                       $16,011             $15,426

7/31/1997                       $17,039             $16,143

8/31/1997                       $17,468             $16,513

9/30/1997                       $18,778             $17,721

10/31/1997                      $17,569             $16,941

11/30/1997                      $16,824             $16,833

12/31/1997                      $16,735             $17,129

1/30/1998                       $16,341             $16,860

2/28/1998                       $17,889             $18,108

3/31/1998                       $18,387             $18,856

4/30/1998                       $18,427             $18,962

5/31/1998                       $17,089             $17,941

6/30/1998                       $17,233             $17,979

7/31/1998                       $15,397             $16,525

8/31/1998                       $11,817             $13,315

9/30/1998                       $12,420             $14,357

10/31/1998                      $12,944             $14,943

11/30/1998                      $13,705             $15,726

12/31/1998                      $14,312             $16,699

1/31/1999                       $13,865             $16,921

2/28/1999                       $12,563             $15,550

3/31/1999                       $12,287             $15,793

4/30/1999                       $12,984             $17,208

5/31/1999                       $12,958             $17,459

6/30/1999                       $13,628             $18,248

7/31/1999                       $13,615             $17,747

8/31/1999                       $13,707             $17,090

9/30/1999                       $14,234             $17,093

10/31/1999                      $16,325             $17,163

11/30/1999                      $19,061             $18,188

12/31/1999                      $23,797             $20,247

--------------------------------------------------------------------------------
(1) The Russell 2000 Index is an index subset of the Russell 3000 Index and includes the 2,000 smallest stocks representing approximately 11% of the U.S. equity market. You cannot invest directly in an index.
(2) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund managers have voluntarily waived all or a portion of their management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. These reductions may be discontinued at any time. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
  Performance shown for the Wells Fargo Variable Trust Small Cap Growth Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock
Fund), its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(3) The Ten Largest Equity Holdings is calculated based on the market value of the securities divided by total market value of the portfolio.
(4)  Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust Small Cap Growth Fund since inception with the Russell 2000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses. The Fund is a professionally managed mutual fund.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                                  VALUE
COMMON STOCKS - 60.77%
AEROSPACE - 0.01%
          1,312         B.F. GOODRICH COMPANY                                                             $     36,080
                                                                                                          ------------
AGRICULTURAL PRODUCTION-CROPS - 0.02%
          3,921         NABISCO GROUP HOLDINGS                                                                  41,661
                                                                                                          ------------
AMUSEMENT & RECREATION SERVICES - 0.02%
          1,525         HARRAH'S ENTERTAINMENT INCORPORATED+                                                    40,317
                                                                                                          ------------
APPAREL & ACCESSORY STORES - 0.32%
         10,224         GAP INCORPORATED                                                                       470,304
          1,941         KOHLS CORPORATION+                                                                     140,116
          2,553         LIMITED INCORPORATED                                                                   110,577
          1,672         NORDSTROM INCORPORATED                                                                  43,786

                                                                                                               764,783
                                                                                                          ------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.03%
            750         LIZ CLAIBORNE INCORPORATED                                                              28,219
          1,421         V.F. CORPORATION                                                                        42,630

                                                                                                                70,849
                                                                                                          ------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.03%
          1,773         AUTOZONE INCORPORATED+                                                                  57,290
            600         PEP BOYS-MANNY MOE & JACK                                                                5,475

                                                                                                                62,765
                                                                                                          ------------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.01%
            719         RYDER SYSTEMS INCORPORATED                                                              17,571
                                                                                                          ------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.07%
            689         CENTEX CORPORATION                                                                      17,010
            578         KAUFMAN & BROAD HOME CORPORATION                                                        13,980
          5,277         MASCO CORPORATION                                                                      133,904
            472         PULTE CORPORATION                                                                       10,620

                                                                                                               175,514
                                                                                                          ------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.89%
         27,132         HOME DEPOT INCORPORATED                                                              1,860,238
          4,542         LOWE'S COMPANY INCORPORATED                                                            271,385

                                                                                                             2,131,623
                                                                                                          ------------
BUSINESS SERVICES - 4.34%
          4,171         3COM CORPORATION+                                                                      196,037
          1,457         ADOBE SYSTEMS INCORPORATED                                                              97,983
         26,391         AMERICA ONLINE INCORPORATED+                                                         1,990,871
            724         AUTODESK INCORPORATED                                                                   24,435
          7,357         AUTOMATIC DATA PROCESSING                                                              396,358
          2,850         BMC SOFTWARE INCORPORATED+                                                             227,822
          2,090         CABLETRON SYSTEMS INCORPORATED+                                                         54,340
          8,602         CENDANT CORPORATION+                                                                   228,491

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
BUSINESS SERVICES (continued)
          1,740         CERIDIAN CORPORATION                                                              $     37,519
            976         CITRIX SYSTEMS                                                                         120,048
          6,404         COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                         447,880
          1,909         COMPUTER SCIENCES CORPORATION+                                                         180,639
          1,547         ECOLAB INCORPORATED                                                                     60,526
          5,647         ELECTRONIC DATA SYSTEMS CORPORATION                                                    377,996
          1,720         EQUIFAX INCORPORATED                                                                    40,528
          5,059         FIRST DATA CORPORATION                                                                 249,472
          3,741         IMS HEALTH INCORPORATED                                                                101,708
          3,359         INTERPUBLIC GROUP COMPANIES INCORPORATED                                               193,772
          3,395         MCKESSON HBOC INCORPORATED                                                              76,600
          4,018         NOVELL INCORPORATED+                                                                   160,469
          2,121         OMNICOM GROUP                                                                          212,100
         16,952         ORACLE SYSTEMS CORPORATION+                                                          1,899,684
          3,228         PARAMETRIC TECHNOLOGY CORPORATION+                                                      87,358
          2,930         PEOPLESOFT INCORPORATED+                                                                62,446
            302         SHARED MEDICAL SYSTEM CORPORATION                                                       15,383
         18,429         SUN MICROSYSTEMS INCORPORATED+                                                       1,427,096
          3,647         UNISYS CORPORATION+                                                                    116,476
          3,126         YAHOO INCORPORATED+                                                                  1,352,581

                                                                                                            10,436,618
                                                                                                          ------------
CHEMICALS & ALLIED PRODUCTS - 6.16%
         18,094         ABBOTT LABORATORIES                                                                    657,038
          2,733         AIR PRODUCTS & CHEMICALS INCORPORATED                                                   91,726
            675         ALBERTO CULVER COMPANY CLASS B                                                          17,423
          1,226         ALZA CORPORATION+                                                                       42,450
         15,568         AMERICAN HOME PRODUCTS CORPORATION                                                     613,963
         12,156         AMGEN INCORPORATED+                                                                    730,120
          2,994         AVON PRODUCTS INCORPORATED                                                              98,802
         23,617         BRISTOL-MYERS SQUIBB COMPANY                                                         1,515,916
          2,798         CLOROX COMPANY                                                                         140,949
          6,943         COLGATE-PALMOLIVE COMPANY                                                              451,295
          2,621         DOW CHEMICAL COMPANY                                                                   350,231
         12,413         DUPONT (E.I.) DE NEMOURS AND COMPANY                                                   817,706
            936         EASTMAN CHEMICAL COMPANY                                                                44,636
            346         FMC CORPORATION+                                                                        19,830
         12,828         GILLETTE COMPANY                                                                       528,353
            694         GREAT LAKES CHEMICAL CORPORATION                                                        26,502
          1,293         HERCULES INCORPORATED                                                                   36,042
          1,238         INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                         46,735
         13,016         LILLY (ELI) & COMPANY                                                                  865,564
            798         MALLINCKRODT INCORPORATED                                                               25,386
         27,820         MERCK & COMPANY INCORPORATED                                                         1,865,679
          7,549         MONSANTO COMPANY                                                                       268,933
         46,084         PFIZER INCORPORATED                                                                  1,494,850
          6,040         PHARMACIA AND UPJOHN INCORPORATED                                                      271,800
          2,073         PPG INDUSTRIES INCORPORATED                                                            129,692

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
CHEMICALS & ALLIED PRODUCTS (continued)
          1,903         PRAXAIR INCORPORATED                                                              $     95,745
         15,641         PROCTER & GAMBLE COMPANY                                                             1,713,667
          2,580         ROHM & HAAS COMPANY                                                                    104,974
         17,500         SCHERING-PLOUGH CORPORATION                                                            738,281
          2,017         SHERWIN WILLIAMS COMPANY                                                                42,357
          1,561         UNION CARBIDE CORPORATION                                                              104,197
            893         W.R. GRACE & COMPANY+                                                                   12,390
         10,167         WARNER LAMBERT COMPANY                                                                 833,059
          1,135         WATSON PHARMACEUTICALS INCORPORATED+                                                    40,647

                                                                                                            14,836,938
                                                                                                          ------------
COMMERCIAL SERVICES - 0.01%
          1,383         QUINTILES TRANSNATIONAL CORPORATION+                                                    25,845
                                                                                                          ------------
COMMUNICATIONS - 5.22%
          3,634         ALLTEL CORPORATION                                                                     300,486
         38,012         AMERICAN TELEPHONE & TELEGRAPH CORPORATION                                           1,929,109
         18,481         BELL ATLANTIC CORPORATION                                                            1,137,737
         22,433         BELLSOUTH CORPORATION                                                                1,050,145
          1,662         CENTURYTEL INCORPORATED                                                                 78,737
          4,018         CLEAR CHANNEL COMMUNICATIONS INCORPORATED+                                             358,607
          8,934         COMCAST CORPORATION CLASS A                                                            451,725
          9,080         GLOBAL CROSSING LIMITED                                                                454,000
         11,590         GTE CORPORATION                                                                        817,819
         33,428         MCI WORLDCOM INCORPORATED+                                                           1,773,747
          7,224         MEDIA ONE GROUP INCORPORATED+                                                          554,894
          4,299         NEXTEL COMMUNICATIONS CLASS A+                                                         443,334
         40,593         SBC COMMUNICATIONS INCORPORATED                                                      1,978,889
         10,336         SPRINT CORPORATION (FON GROUP)                                                         695,742
          5,159         SPRINT CORPORATION (PCS GROUP)+                                                        528,798

                                                                                                            12,553,769
                                                                                                          ------------
COMPUTERS - 2.97%
         61,165         MICROSOFT CORPORATION+                                                               7,141,014
                                                                                                          ------------
CONSUMER PRODUCTS - 0.03%
          2,000         FORTUNE BRANDS INCORPORATED                                                             66,125
                                                                                                          ------------
DOMESTIC DEPOSITORY INSTITUTIONS - 4.06%
          4,673         AMSOUTH BANCORP                                                                         90,247
         13,744         BANC ONE CORPORATION                                                                   440,667
         20,346         BANK OF AMERICA CORPORATION                                                          1,021,115
          8,762         BANK OF NEW YORK INCORPORATED                                                          350,480
          3,807         BB&T CORPORATION                                                                       104,217
          9,846         CHASE MANHATTAN CORPORATION                                                            764,911
         40,119         CITIGROUP INCORPORATED                                                               2,229,112
          1,865         COMERICA INCORPORATED                                                                   87,072
          3,597         FIFTH THIRD BANCORP                                                                    263,930
         11,395         FIRST UNION CORPORATION                                                                373,898

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
DOMESTIC DEPOSITORY INSTITUTIONS (continued)
         11,745         FIRSTAR CORPORATION                                                               $    248,113
         10,864         FLEET BOSTON FINANCIAL CORPORATION                                                     378,203
          1,965         GOLDEN WEST FINANCIAL                                                                   65,828
          2,730         HUNTINGTON BANCSHARES INCORPORATED                                                      65,179
          2,082         JP MORGAN & COMPANY INCORPORATED                                                       263,633
          5,367         KEYCORP                                                                                118,745
          6,132         MELLON FINANCIAL CORPORATION                                                           208,871
          7,367         NATIONAL CITY CORPORATION                                                              174,506
          2,639         NORTHERN TRUST CORPORATION                                                             139,867
          1,082         OLD KENT FINANCIAL CORPORATION                                                          38,276
          3,581         PNC BANK CORPORATION                                                                   159,355
          2,675         REGIONS FINANCIAL CORPORATION                                                           67,209
          1,234         REPUBLIC NEW YORK CORPORATION                                                           88,848
          1,974         SOUTHTRUST CORPORATION                                                                  74,642
          1,921         STATE STREET CORPORATION                                                               140,353
          2,094         SUMMIT BANCORP                                                                          64,129
          3,833         SUNTRUST BANKS INCORPORATED                                                            263,758
          3,213         SYNOVUS FINANCIAL CORPORATION                                                           63,858
          8,724         U.S. BANCORP                                                                           207,740
          1,720         UNION PLANTERS CORPORATION                                                              67,833
          2,417         WACHOVIA CORPORATION                                                                   164,356
          6,906         WASHINGTON MUTUAL INCORPORATED                                                         179,556
         19,596         WELLS FARGO & COMPANY**                                                                792,413

                                                                                                             9,760,920
                                                                                                          ------------
EATING & DRINKING PLACES - 0.32%
          1,557         DARDEN RESTAURANTS INCORPORATED                                                         28,221
         16,139         MCDONALD'S CORPORATION                                                                 650,603
          1,830         TRICON GLOBAL RESTAURANTS INCORPORATED+                                                 70,684
          1,455         WENDY'S INTERNATIONAL INCORPORATED                                                      30,009

                                                                                                               779,517
                                                                                                          ------------
ELECTRIC, GAS & SANITARY SERVICES - 1.41%
          2,445         AES CORPORATION+                                                                       182,764
          2,275         ALLIED WASTE INDUSTRIES INCORPORATED+                                                   20,048
          1,657         AMEREN CORPORATION                                                                      54,267
          2,291         AMERICAN ELECTRIC POWER INCORPORATED                                                    73,598
          1,920         CAROLINA POWER & LIGHT COMPANY                                                          58,440
          2,562         CENTRAL & SOUTH WEST CORPORATION                                                        51,240
          1,892         CINERGY CORPORATION                                                                     45,645
          1,383         CMS ENERGY CORPORATION                                                                  43,132
          2,559         COASTAL CORPORATION                                                                     90,685
            994         COLUMBIA ENERGY GROUP                                                                   62,871
          2,640         CONSOLIDATED EDISON INCORPORATED                                                        91,080
          1,137         CONSOLIDATED NATURAL GAS COMPANY                                                        73,834
          1,770         CONSTELLATION ENERGY GROUP                                                              51,330
          1,732         DETROIT ENERGY COMPANY                                                                  54,342
          2,288         DOMINION RESOURCES INCORPORATED                                                         89,804

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
ELECTRIC, GAS & SANITARY SERVICES (continued)
          4,353         DUKE ENERGY CORPORATION                                                           $    218,194
            270         EASTERN ENTERPRISES                                                                     15,508
          4,132         EDISON INTERNATIONAL                                                                   108,207
          2,719         EL PASO ENERGY CORPORATION                                                             105,531
          8,505         ENRON CORPORATION                                                                      377,409
          2,956         ENTERGY CORPORATION                                                                     76,117
          2,826         FIRST ENERGY CORPORATION                                                                64,115
          1,187         FLORIDA PROGRESS CORP                                                                   50,225
          2,134         FPL GROUP INCORPORATED                                                                  91,362
          1,518         GPU INCORPORATED                                                                        45,445
          1,395         NEW CENTURY ENERGIES INCORPORATED                                                       42,373
          2,220         NIAGARA MOHAWK HOLDINGS INCORPORATED                                                    30,941
            524         NICOR INCORPORATED                                                                      17,030
          1,834         NORTHERN STATES POWER COMPANY                                                           35,763
            368         ONEOK INCORPORATED                                                                       9,246
          2,225         PECO ENERGY COMPANY                                                                     77,319
            424         PEOPLES ENERGY CORPORATION                                                              14,204
          4,593         PG&E CORPORATION                                                                        94,157
          1,040         PINNACLE WEST CAPITAL CORP                                                              31,785
          1,878         PP & L RESOURCES INCORPORATED                                                           42,959
          2,616         PUBLIC SERVICES ENTERPRISE GROUP                                                        91,070
          3,533         RELIANT ENERGY INCORPORATED                                                             80,817
          2,874         SEMPRA ENERGY                                                                           49,936
          8,146         SOUTHERN COMPANY                                                                       191,431
          3,316         TEXAS UTILITIES COMPANY                                                                117,925
          7,356         WASTE MANAGEMENT INCORPORATED                                                          126,431
          5,178         WILLIAMS COMPANIES INCORPORATED                                                        158,253

                                                                                                             3,406,833
                                                                                                          ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.96%
          1,236         ADAPTEC INCORPORATED+                                                                   61,646
          1,766         ADVANCED MICRO DEVICES+                                                                 51,104
            937         ANDREW CORPORATION+                                                                     17,744
          1,139         COOPER INDUSTRIES INCORPORATED                                                          46,058
          5,177         EMERSON ELECTRIC COMPANY                                                               297,030
         38,998         GENERAL ELECTRIC COMPANY                                                             6,034,941
          2,064         GENERAL INSTRUMENT CORPORATION+                                                        175,440
         39,512         INTEL CORPORATION                                                                    3,252,332
          1,736         LSI LOGIC CORPORATION+                                                                 117,180
         37,033         LUCENT TECHNOLOGIES INCORPORATED                                                     2,770,531
          1,051         MAYTAG CORPORATION                                                                      50,448
          3,006         MICRON TECHNOLOGY INCORPORATED+                                                        233,717
          1,673         MOLEX INCORPORATED                                                                      94,838
          7,220         MOTOROLA INCORPORATED                                                                1,063,145
          1,983         NATIONAL SEMICONDUCTOR CORPORATION+                                                     84,897
            465         NATIONAL SERVICE INDUSTRIES INCORPORATED                                                13,718
          1,744         NETWORK APPLIANCE INCORPORATED+                                                        144,861
         15,795         NORTEL NETWORKS CORPORATION                                                          1,595,295

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (continued)
          7,724         QUALCOMM INCORPORATED+                                                            $  1,361,355
            910         SCIENTIFIC-ATLANTA INCORPORATED                                                         50,619
          4,661         TELLABS INCORPORATED+                                                                  299,178
          2,039         TERADYNE INCORPORATED+                                                                 134,574
          9,387         TEXAS INSTRUMENTS INCORPORATED                                                         909,366
            655         THOMAS & BETTS CORPORATION                                                              20,878
          1,103         W W GRAINGER INCORPORATED                                                               52,737
            902         WHIRLPOOL CORPORATION                                                                   58,686
          3,764         XILINX INCORPORATED+                                                                   171,144

                                                                                                            19,163,462
                                                                                                          ------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.16%
          1,922         DUN & BRADSTREET CORPORATION                                                            56,699
          5,277         HALLIBURTON COMPANY                                                                    212,399
          2,912         PAYCHEX INCORPORATED                                                                   116,480

                                                                                                               385,578
                                                                                                          ------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.08%
            368         BALL CORPORATION                                                                        14,490
            803         CRANE COMPANY                                                                           15,960
          1,470         CROWN CORK & SEAL COMPANY                                                               32,891
          1,301         PARKER HANNIFIN CORPORATION                                                             66,758
            798         SNAP-ON INCORPORATED                                                                    21,197
          1,059         STANLEY WORKS                                                                           31,902

                                                                                                               183,198
                                                                                                          ------------
FOOD & KINDRED PRODUCTS - 2.00%
            417         ADOLPH COORS COMPANY CLASS B                                                            21,893
          5,567         ANHEUSER-BUSCH INCORPORATED                                                            394,561
          7,420         ARCHER-DANIELS-MIDLAND COMPANY                                                          90,431
          3,331         BESTFOODS                                                                              175,086
            765         BROWN-FORMAN CORPORATION CLASS B                                                        43,796
          5,173         CAMPBELL SOUP COMPANY                                                                  200,130
         29,384         COCA-COLA COMPANY                                                                    1,711,618
          5,087         COCA-COLA ENTERPRISES INCORPORATED                                                     102,376
          5,857         CONAGRA INCORPORATED                                                                   132,149
          3,663         GENERAL MILLS INCORPORATED                                                             130,952
          4,258         H J HEINZ COMPANY                                                                      169,522
          1,667         HERSHEY FOODS CORPORATION                                                               79,183
          4,827         KELLOGG COMPANY                                                                        148,732
         17,399         PEPSICO INCORPORATED                                                                   613,315
          1,588         QUAKER OATS COMPANY                                                                    104,213
          3,885         RALSTON-PURINA GROUP                                                                   108,294
         10,776         SARA LEE CORPORATION                                                                   237,746
          5,140         SEAGRAM COMPANY LIMITED                                                                230,979
          1,378         WM. WRIGLEY JR COMPANY                                                                 114,288

                                                                                                             4,809,264
                                                                                                          ------------

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
FOOD STORES - 0.17%
          5,039         ALBERTSON'S INCORPORATED                                                          $    162,508
            464         GREAT ATLANTIC & PACIFIC TEA COMPANY                                                    12,934
          9,883         KROGER COMPANY+                                                                        186,542
          1,784         WINN-DIXIE STORES INCORPORATED                                                          42,705

                                                                                                               404,689
                                                                                                          ------------
GENERAL MERCHANDISEH STORES - 1.98%
          1,368         CONSOLIDATED STORES CORPORATION+                                                        22,230
          5,269         DAYTON-HUDSON CORPORATION                                                              386,942
          1,260         DILLARDS INCORPORATED CLASS A                                                           25,436
          2,664         DOLLAR GENERAL CORPORATION                                                              60,606
          2,487         FEDERATED DEPARTMENT STORES INCORPORATED+                                              125,749
            798         HARCOURT GENERAL INCORPORATED                                                           32,120
          3,161         J C PENNEY COMPANY INCORPORATED                                                         63,022
          5,854         K-MART CORPORATION+                                                                     58,906
          3,967         MAY DEPARTMENT STORES COMPANY+                                                         127,936
          4,534         SEARS ROEBUCK & COMPANY                                                                138,004
          3,809         TJX COMPANIES INCORPORATED                                                              77,846
         52,905         WAL-MART STORES INCORPORATED                                                         3,657,058

                                                                                                             4,775,855
                                                                                                          ------------
HEALTH SERVICES - 0.14%
          6,730         COLUMBIA HCA HEALTHCARE CORPORATION                                                    197,273
          4,988         HEALTHSOUTH CORPORATION+                                                                26,811
          1,253         MANOR CARE INCORPORATED                                                                 20,048
          3,743         TENET HEALTHCARE CORPORATION+                                                           87,961

                                                                                                               332,093
                                                                                                          ------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-CONTRACTORS - 0.02%
            910         FLUOR CORPORATION                                                                       41,746
            452         FOSTER WHEELER CORPORATION                                                               4,012

                                                                                                                45,758
                                                                                                          ------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.12%
          2,431         BEST BUY COMPANY INCORPORATED+                                                         122,006
          2,371         CIRCUIT CITY STORES INCORPORATED                                                       106,843
          2,373         LEGGETT & PLATT INCORPORATED                                                            50,871

                                                                                                               279,720
                                                                                                          ------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.07%
          3,055         HILTON HOTELS CORPORATION                                                               29,404
          2,963         MARRIOTT INTERNATIONAL                                                                  93,520
          2,363         MIRAGE RESORTS INCORPORATED+                                                            36,183

                                                                                                               159,107
                                                                                                          ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.86%
          1,917         APPLE COMPUTER INCORPORATED+                                                           197,092
          4,468         APPLIED MATERIALS INCORPORATED+                                                        566,040

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)
          3,899         BAKER HUGHES INCORPORATED                                                         $     82,123
          1,040         BLACK & DECKER CORPORATION                                                              54,340
            283         BRIGGS & STRATTON CORPORATION                                                           15,176
          1,143         BRUNSWICK CORPORATION                                                                   25,432
          4,240         CATERPILLAR INCORPORATED                                                               199,545
         38,703         CISCO SYSTEMS INCORPORATED+                                                          4,146,059
         20,222         COMPAQ COMPUTER CORPORATION                                                            547,258
          4,254         COMPUWARE CORPORATION+                                                                 158,462
            443         CUMMINS ENGINE COMPANY INCORPORATED                                                     21,402
          2,772         DEERE & COMPANY                                                                        120,236
         30,240         DELL COMPUTER CORPORATION+                                                           1,542,240
          2,470         DOVER CORPORATION                                                                      112,076
         12,069         EMC CORPORATION+                                                                     1,318,538
          3,736         GATEWAY INCORPORATED                                                                   269,226
         12,051         HEWLETT PACKARD COMPANY                                                              1,373,061
          1,967         INGERSOLL-RAND COMPANY                                                                 108,308
         21,443         INTERNATIONAL BUSINESS MACHINES CORPORATION                                          2,315,844
          1,530         LEXMARK INTERNATIONAL GROUP INCORPORATED CLASS A+                                      138,465
            700         MCDERMOTT INTERNATIONAL INCORPORATED                                                     6,344
            410         MILACRON INCORPORATED                                                                    6,304
          1,489         PALL CORPORATION                                                                        32,107
          3,191         PITNEY BOWES INCORPORATED                                                              154,165
          2,458         SEAGATE TECHNOLOGY INCORPORATED+                                                       114,451
          2,258         SILICON GRAPHICS INCORPORATED+                                                          22,157
          3,407         SOLECTRON CORPORATION+                                                                 324,091
          2,304         TANDY CORPORATION                                                                      113,328
            718         TIMKEN COMPANY                                                                          14,674

                                                                                                            14,098,544
                                                                                                          ------------
INSURANCE AGENTS, BROKERS & SERVICE - 0.24%
          3,077         AON CORPORATION                                                                        123,080
          2,082         HUMANA INCORPORATED+                                                                    17,046
          3,149         MARSH & MCLENNAN COMPANIES INCORPORATED                                                301,320
          1,307         MGIC INVESTMENT CORPORATION                                                             78,665
          1,451         T. ROWE PRICE & ASSOCIATES                                                              53,596

                                                                                                               573,707
                                                                                                          ------------
INSURANCE CARRIERS - 1.72%
          1,791         AETNA INCORPORATED                                                                      99,960
          3,179         AFLAC INCORPORATED                                                                     150,009
          9,520         ALLSTATE CORPORATION                                                                   228,480
          2,965         AMERICAN GENERAL CORPORATION                                                           224,969
         18,426         AMERICAN INTERNATIONAL GROUP INCORPORATED                                            1,992,311
          2,100         CHUBB CORPORATION                                                                      118,256
          2,215         CIGNA CORPORATION                                                                      178,446
          1,983         CINCINNATI FINANCIAL CORPORATION                                                        61,845
          2,699         HARTFORD FINANCIAL SERVICES GROUP                                                      127,865
          1,261         JEFFERSON PILOT CORPORATION                                                             86,063

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
INSURANCE CARRIERS (continued)
          2,377         LINCOLN NATIONAL CORPORATION                                                      $     95,080
          1,278         LOEWS CORPORATION                                                                       77,559
          1,196         MBIA INCORPORATED                                                                       63,164
            872         PROGRESSIVE CORPORATION                                                                 63,765
          1,681         PROVIDIAN FINANCIAL CORPORATION                                                        153,076
          1,591         SAFECO CORPORATION                                                                      39,576
          2,702         ST. PAUL COMPANIES INCORPORATED                                                         91,024
          1,582         TORCHMARK CORPORATION                                                                   45,977
          2,065         UNITED HEALTHCARE CORPORATION                                                          109,703
          2,861         UNUMPROVIDENT CORPORATION                                                               91,731
            787         WELLPOINT HEALTH NETWORKS                                                               51,893

                                                                                                             4,150,752
                                                                                                          ------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.01%
          1,261         LOUISIANA-PACIFIC CORPORATION                                                           17,969
                                                                                                          ------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.31%
          1,569         ALLERGAN INCORPORATED                                                                   78,058
          2,058         ANALOG DEVICES INCORPORATED+                                                           191,394
            679         BAUSCH & LOMB INCORPORATED                                                              46,469
          3,459         BAXTER INTERNATIONAL INCORPORATED                                                      217,268
          3,003         BECTON DICKINSON & COMPANY                                                              80,330
          1,338         BIOMET INCORPORATED+                                                                    53,520
          4,930         BOSTON SCIENTIFIC CORPORATION+                                                         107,844
            567         C R BARD INCORPORATED                                                                   30,051
          1,686         DANAHER CORPORATION                                                                     81,350
          3,776         EASTMAN KODAK COMPANY                                                                  250,160
            852         EATON CORPORATION                                                                       61,877
          3,605         GUIDANT CORPORATION+                                                                   169,435
          9,404         HONEYWELL INTERNATIONAL INCORPORATED                                                   542,493
          1,006         JOHNSON CONTROLS INCORPORATED                                                           57,216
          1,053         KLA-TENCOR CORPORATION+                                                                117,278
         13,977         MEDTRONIC INCORPORATED                                                                 509,287
            540         MILLIPORE CORPORATION                                                                   20,858
          1,215         PE BIOSYSTEMS GROUP                                                                    146,180
            505         PERKINELMER INCORPORATED                                                                21,052
            492         POLAROID CORPORATION                                                                     9,256
          4,033         RAYTHEON COMPANY CLASS B                                                               107,127
          1,024         ST. JUDE MEDICAL INCORPORATED+                                                          31,424
            565         TEKTRONIX INCORPORATED                                                                  21,964
          1,905         THERMO ELECTRON CORPORATION+                                                            28,575
          7,913         XEROX CORPORATION                                                                      179,526

                                                                                                             3,159,992
                                                                                                          ------------
MEDIA - 0.24%
          9,084         CBS CORPORATION+                                                                       580,808
                                                                                                          ------------
METAL MINING - 0.12%
          4,657         BARRICK GOLD CORPORATION                                                                82,371

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
METAL MINING (continued)
          1,971         FREEPORT MCMORAN COPPER & GOLD INCORPORATED CLASS B                               $     41,637
          3,064         HOMESTAKE MINING COMPANY                                                                23,938
          1,996         NEWMONT MINING CORPORATION                                                              48,902
            923         PHELPS DODGE CORPORATION                                                                61,956
          3,878         PLACER DOME INCORPORATED                                                                41,689

                                                                                                               300,493
                                                                                                          ------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.02%
          1,186         VULCAN MATERIALS COMPANY                                                                47,366
                                                                                                          ------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.37%
          2,326         HASBRO INCORPORATED                                                                     44,339
            415         JOSTENS INCORPORATED                                                                    10,090
          5,067         MATTEL INCORPORATED                                                                     66,504
             51         NACCO INDUSTRIES INCORPORATED CLASS A                                                    2,834
         19,941         TYCO INTERNATIONAL LIMITED                                                             775,206

                                                                                                               898,973
                                                                                                          ------------
MISCELLANEOUS RETAIL - 0.62%
          1,677         BED BATH & BEYOND INCORPORATED+                                                         58,276
          2,629         COSTCO WHOLESALE CORPORATION                                                           239,896
          4,670         CVS CORPORATION                                                                        186,508
          6,345         KIMBERLY-CLARK CORPORATION                                                             414,011
            423         LONGS DRUG STORES CORPORATION                                                           10,919
          4,271         OFFICE DEPOT INCORPORATED+                                                              46,714
          3,052         RITE AID CORPORATION                                                                    34,144
          5,577         STAPLES INCORPORATED+                                                                  115,723
          2,925         TOYS "R" US INCORPORATED+                                                               41,864
         11,960         WALGREEN'S COMPANY                                                                     349,830

                                                                                                             1,497,885
                                                                                                          ------------
MOTION PICTURES - 0.80%
         15,332         TIME WARNER INCORPORATED                                                             1,110,612
          2,587         UNICOM CORPORATION                                                                      86,665
         24,579         WALT DISNEY COMPANY                                                                    718,936

                                                                                                             1,916,213
                                                                                                          ------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.06%
          3,544         FDX CORPORATION+                                                                       145,083
                                                                                                          ------------
NONDEPOSITORY CREDIT INSTITUTIONS - 1.27%
          5,341         AMERICAN EXPRESS CORPORATION                                                           887,941
          8,680         ASSOCIATES FIRST CAPITAL CORPORATION                                                   238,158
          2,369         CAPITAL ONE FINANCIAL CORPORATION                                                      114,156
          3,919         CONSECO INCORPORATED                                                                    70,052
          1,352         COUNTRYWIDE CREDIT INDUSTRIES INCORPORATED                                              34,138
          8,289         FEDERAL HOME LOAN MORTGAGE CORPORATION                                                 390,101
         12,195         FEDERAL NATIONAL MORTGAGE ASSOCIATION                                                  761,425

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
NONDEPOSITORY CREDIT INSTITUTIONS (continued)
          5,682         HOUSEHOLD INTERNATIONAL INCORPORATED                                              $    211,655
          9,567         MBNA CORPORATION                                                                       260,700
          1,901         SLM HOLDING CORPORATION                                                                 80,317

                                                                                                             3,048,643
                                                                                                          ------------
OIL & GAS EXTRACTION - 0.48%
          1,508         ANADARKO PETROLEUM CORPORATION                                                          51,461
          1,345         APACHE CORPORATION                                                                      49,681
          3,843         ATLANTIC RICHFIELD CORPORATION                                                         332,420
          2,591         BURLINGTON RESOURCES INCORPORATED                                                       85,665
            314         HELMERICH & PAYNE INCORPORATED                                                           6,849
          1,027         KERR MCGEE CORPORATION                                                                  63,674
          4,173         OCCIDENTAL PETROLEUM CORPORATION                                                        90,241
            990         ROWAN COMPANIES INCORPORATED+                                                           21,470
          6,525         SCHLUMBERGER LIMITED                                                                   367,031
          1,263         TRANSOCEAN SEDCO FOREX INCORPORATED                                                     42,555
          2,992         UNION PACIFIC RESOURCES GROUP INCORPORATED                                              38,148

                                                                                                             1,149,195
                                                                                                          ------------
PAPER & ALLIED PRODUCTS - 0.67%
          1,320         AVERY DENNISON CORPORATION                                                              96,195
            612         BEMIS COMPANY INCORPORATED                                                              21,344
            689         BOISE CASCADE CORPORATION                                                               27,905
          1,138         CHAMPION INTERNATIONAL CORPORATION                                                      70,485
          2,633         FORT JAMES CORPORATION                                                                  72,078
          2,040         GEORGIA-PACIFIC CORPORATION                                                            103,530
          1,838         IKON OFFICE SOLUTIONS                                                                   12,521
          4,933         INTERNATIONAL PAPER COMPANY                                                            278,405
          1,211         MEAD CORPORATION                                                                        52,603
          4,802         MINNESOTA MINING & MANUFACTURING COMPANY                                               469,996
          2,089         PACTIV CORPORATION                                                                      22,195
            994         SEALED AIR CORPORATION+                                                                 51,502
            675         TEMPLE-INLAND INCORPORATED                                                              44,508
          1,187         WESTVACO CORPORATION                                                                    38,726
          2,793         WEYERHAEUSER COMPANY                                                                   200,572
          1,326         WILLAMETTE INDUSTRIES INCORPORATED                                                      61,576

                                                                                                             1,624,141
                                                                                                          ------------
PERSONAL SERVICES - 0.03%
          1,176         H&R BLOCK INCORPORATED                                                                  51,450
          3,323         SERVICE CORPORATION INTERNATIONAL                                                       23,053

                                                                                                                74,503
                                                                                                          ------------
PETROLEUM REFINING & RELATED INDUSTRIES - 2.73%
          1,057         AMERADA HESS CORPORATION                                                                59,985
            851         ASHLAND INCORPORATED                                                                    28,030
          7,813         CHEVRON CORPORATION                                                                    676,801
          7,482         CONOCO INCORPORATED CLASS B                                                            186,115

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
PETROLEUM REFINING & RELATED INDUSTRIES (continued)
         41,063         EXXON MOBIL CORPORATION                                                           $  3,308,138
          3,022         PHILLIPS PETROLEUM COMPANY                                                             142,034
         25,522         ROYAL DUTCH PETROLEUM COMPANY ADR                                                    1,542,470
          1,062         SUNOCO INCORPORATED                                                                     24,957
          6,589         TEXACO INCORPORATED                                                                    357,865
          1,826         TOSCO CORPORATION                                                                       49,644
          2,912         UNOCAL CORPORATION                                                                      97,734
          3,693         USX - MARATHON GROUP                                                                    91,171

                                                                                                             6,564,944
                                                                                                          ------------
PRIMARY METAL INDUSTRIES - 0.32%
          2,718         ALCAN ALUMINUM LIMITED                                                                 111,948
          4,369         ALCOA INCORPORATED                                                                     362,627
          1,155         ALLEGHENY TECHNOLOGIES INCORPORATED                                                     25,915
          1,698         BETHLEHEM STEEL CORPORATION+                                                            14,220
          1,481         ENGELHARD CORPORATION                                                                   27,954
          2,290         INCO LIMITED                                                                            53,815
          1,044         NUCOR CORPORATION                                                                       57,224
            753         REYNOLDS METALS COMPANY                                                                 57,699
          1,068         USX - US STEEL GROUP                                                                    35,244
          1,077         WORTHINGTON INDUSTRIES INCORPORATED                                                     17,838

                                                                                                               764,484
                                                                                                          ------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.60%
            850         AMERICAN GREETINGS CORPORATION CLASS A                                                  20,080
            893         DELUXE CORPORATION                                                                      24,502
          1,083         DOW JONES & COMPANY INCORPORATED                                                        73,644
          3,331         GANNETT COMPANY INCORPORATED                                                           271,685
            970         KNIGHT-RIDDER INCORPORATED                                                              57,715
          2,330         MCGRAW-HILL INCORPORATED                                                               143,585
            551         MEREDITH CORPORATION                                                                    22,970
          2,074         NEW YORK TIMES COMPANY CLASS A+                                                        101,885
          1,506         RR DONNELLEY & SONS COMPANY                                                             37,368
            695         TIMES MIRROR COMPANY CLASS A+                                                           46,565
          2,817         TRIBUNE COMPANY                                                                        155,111
          8,286         VIACOM INCORPORATED CLASS B+                                                           500,785

                                                                                                             1,455,895
                                                                                                          ------------
RAILROAD TRANSPORTATION - 0.22%
          5,548         BURLINGTON NORTHERN SANTA FE                                                           134,539
          2,605         CSX CORPORATION                                                                         81,732
          1,293         KANSAS CITY SOUTHERN INDUSTRIES INCORPORATED                                            96,490
          4,514         NORFOLK SOUTHERN CORPORATION                                                            92,537
          2,963         UNION PACIFIC CORPORATION                                                              129,260

                                                                                                               534,558
                                                                                                          ------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.25%
            455         ARMSTRONG WORLD INDUSTRIES INCORPORATED                                                 15,185

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (continued)
            871         COOPER TIRE & RUBBER COMPANY                                                      $     13,555
          1,858         GOODYEAR TIRE & RUBBER COMPANY                                                          52,372
          3,575         ILLINOIS TOOL WORKS INCORPORATED                                                       241,536
          3,360         NEWELL RUBBERMAID INCORPORATED                                                          97,440
          3,358         NIKE INCORPORATED CLASS B                                                              166,431
            639         REEBOK INTERNATIONAL LIMITED+                                                            5,232
            715         TUPPERWARE CORPORATION                                                                  12,110

                                                                                                               603,861
                                                                                                          ------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.84%
          1,427         BEAR STEARNS & COMPANY INCORPORATED                                                     61,004
          9,744         CHARLES SCHWAB CORPORATION                                                             373,925
          2,986         FRANKLIN RESOURCES INCORPORATED                                                         95,739
          1,425         LEHMAN BROTHERS HOLDINGS                                                               120,680
          4,407         MERRILL LYNCH & COMPANY INCORPORATED                                                   367,985
          6,648         MORGAN STANLEY DEAN WITTER & COMPANY                                                   949,002
          1,723         PAINEWEBBER GROUP INCORPORATED                                                          66,874

                                                                                                             2,035,209
                                                                                                          ------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.18%
          2,896         CORNING INCORPORATED                                                                   373,403
            621         OWENS CORNING FIBERGLASS CORPORATION                                                    11,993
          1,858         OWENS-ILLINOIS INCORPORATED+                                                            46,566

                                                                                                               431,962
                                                                                                          ------------
TELECOMMUNICATIONS - 0.28%
          1,774         ADC TELECOMMUNICATION+                                                                 128,725
            833         COMVERSE TECHNOLOGY INCORPORATED+                                                      120,577
          6,008         U.S. WEST INCORPORATED                                                                 432,576

                                                                                                               681,878
                                                                                                          ------------
TEXTILE MILL PRODUCTS - 0.01%
            388         RUSSELL CORPORATION                                                                      6,499
            204         SPRINGS INDUSTRIES INCORPORATED CLASS A                                                  8,147

                                                                                                                14,646
                                                                                                          ------------
TOBACCO PRODUCTS - 0.29%
         28,255         PHILIP MORRIS COMPANIES INCORPORATED                                                   655,163
          2,083         UST INCORPORATED                                                                        52,465

                                                                                                               707,628
                                                                                                          ------------
TRANSPORTATION BY AIR - 0.14%
          1,795         AMR CORPORATION+                                                                       120,265
          1,649         DELTA AIR LINES INCORPORATED                                                            82,140
          6,066         SOUTHWEST AIRLINES COMPANY                                                              98,193
            870         US AIR GROUP INCORPORATED+                                                              27,894

                                                                                                               328,492
                                                                                                          ------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
TRANSPORTATION EQUIPMENT - 1.27%
         11,191         BOEING COMPANY                                                                    $    465,125
          1,998         DANA CORPORATION                                                                        59,815
          6,739         DELPHI AUTOMOTIVE SYSTEMS CORPORATION+                                                 106,139
            405         FLEETWOOD ENTERPRISES INCORPORATED                                                       8,353
         14,399         FORD MOTOR COMPANY                                                                     769,447
          2,379         GENERAL DYNAMICS CORPORATION                                                           125,492
          7,653         GENERAL MOTORS CORPORATION                                                             556,277
          1,054         ITT INDUSTRIES INCORPORATED                                                             35,243
          4,729         LOCKHEED MARTIN CORPORATION                                                            103,447
            793         NAVISTAR INTERNATIONAL+                                                                 37,568
            824         NORTHROP GRUMMAN CORPORATION+                                                           44,548
            959         PACCAR INCORPORATED                                                                     42,495
          2,282         ROCKWELL INTERNATIONAL CORPORATION                                                     109,250
          1,796         TEXTRON INCORPORATED                                                                   137,730
          1,432         TRW INCORPORATED                                                                        74,375
          5,745         UNITED TECHNOLOGIES CORPORATION                                                        373,425

                                                                                                             3,048,729
                                                                                                          ------------
WATER TRANSPORTATION - 0.14%
          7,305         CARNIVAL CORPORATION CLASS A                                                           349,270
                                                                                                          ------------
WHOLESALE TRADE-DURABLE GOODS - 0.66%
          2,158         GENUINE PARTS COMPANY                                                                   53,545
         16,371         JOHNSON & JOHNSON                                                                    1,524,549
            356         POTLATCH CORPORATION                                                                    15,887

                                                                                                             1,593,981
                                                                                                          ------------
WHOLESALE TRADE-NONDURABLE GOODS - 0.40%
          3,244         CARDINAL HEALTH INCORPORATED                                                           155,307
          6,107         SAFEWAY INCORPORATED+                                                                  217,180
          1,223         SIGMA ALDRICH CORPORATION                                                               36,765
          1,659         SUPERVALU INCORPORATED                                                                  33,180
          3,941         SYSCO CORPORATION                                                                      155,915
          6,816         UNILEVER NV                                                                            371,045

                                                                                                               969,392
                                                                                                          ------------

                                                                                                           146,256,662
TOTAL COMMON STOCKS (COST $116,968,728)
                                                                                                          ------------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE       VALUE
U.S. TREASURY SECURITIES - 35.64%
U.S. TREASURY BONDS - 35.64%
     $3,750,000         U.S. TREASURY BONDS                                                 5.25%       11/15/28         3,089,063
      2,250,000         U.S. TREASURY BONDS                                                 5.25        02/15/29         1,860,458
      2,050,000         U.S. TREASURY BONDS                                                 5.50        08/15/28         1,748,260
      4,200,000         U.S. TREASURY BONDS                                                 6.00        02/15/26         3,842,328
      3,750,000         U.S. TREASURY BONDS                                                 6.13        11/15/27         3,489,825
      2,350,000         U.S. TREASURY BONDS                                                 6.13        08/15/29         2,240,208
      6,950,000         U.S. TREASURY BONDS                                                 6.25        08/15/23         6,552,530

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE    VALUE
U.S. TREASURY BONDS (continued)
     $3,700,000         U.S. TREASURY BONDS                                                 6.38%       08/15/27      $  3,553,739
      2,600,000         U.S. TREASURY BONDS                                                 6.50        11/15/26         2,535,000
      2,150,000         U.S. TREASURY BONDS                                                 6.63        02/15/27         2,130,844
      3,050,000         U.S. TREASURY BONDS                                                 6.75        08/15/26         3,064,305
      4,150,000         U.S. TREASURY BONDS                                                 6.88        08/15/25         4,227,149
      4,600,000         U.S. TREASURY BONDS                                                 7.13        02/15/23         4,789,014
      2,150,000         U.S. TREASURY BONDS                                                 7.25        08/15/22         2,266,573
      3,200,000         U.S. TREASURY BONDS                                                 7.50        11/15/24         3,493,504
      2,250,000         U.S. TREASURY BONDS                                                 7.63        11/15/22         2,468,678
      3,650,000         U.S. TREASURY BONDS                                                 7.63        02/15/25         4,045,222
      2,350,000         U.S. TREASURY BONDS                                                 7.88        02/15/21         2,626,854
      7,100,000         U.S. TREASURY BONDS                                                 8.00        11/15/21         8,057,364
      2,200,000         U.S. TREASURY BONDS                                                 8.13        05/15/21         2,521,750
      3,400,000         U.S. TREASURY BONDS                                                 8.13        08/15/21         3,899,358
      3,700,000         U.S. TREASURY BONDS                                                 8.50        02/15/20         4,372,919
      2,100,000         U.S. TREASURY BONDS                                                 8.75        05/15/20         2,541,650
      5,250,000         U.S. TREASURY BONDS                                                 8.75        08/15/20         6,360,690

                                                                                                                        85,777,285
TOTAL U.S. TREASURY SECURITIES (COST $92,984,785)
                                                                                                                      ------------
SHORT-TERM INVESTMENTS - 2.84%
U.S. TREASURY BILLS - 2.84%
        250,000         U.S. TREASURY BILLS{*}                                              5.12{::}    03/23/00           247,133
      6,618,000         U.S. TREASURY BILLS                                                 5.36{::}    01/27/00         6,595,058

                                                                                                                         6,842,191
TOTAL SHORT-TERM INSTRUMENTS (COST $6,842,959)
                                                                                                                      ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $216,796,472)* (NOTES 1 AND 3)                             99.25%   $238,876,138
OTHER ASSETS AND LIABILITIES, NET                                 0.75       1,794,852
                                                                ------    ------------
TOTAL NET ASSETS                                                100.00%   $240,670,990
                                                                ------    ------------

                   **   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF
                        $725,572.
                    +   NON-INCOME EARNING SECURITIES.
                 {::}   YIELD TO MATURITY.
                  {*}   SECURITIES PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.
                    *   COST FOR FEDERAL INCOME TAX PURPOSES IS $217,891,405 AND NET
                        UNREALIZED APPRECIATION CONSISTS OF:



GROSS UNREALIZED APPRECIATION                                 $ 38,352,059
GROSS UNREALIZED DEPRECIATION                                  (17,367,326)
                                                              ------------
NET UNREALIZED APPRECIATION                                   $ 20,984,733

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST CORPORATE BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE      VALUE
CORPORATE BONDS & NOTES - 72.58%
AMUSEMENT & RECREATION SERVICES - 0.36%
     $  250,000         HOLLYWOOD PARK INCORPORATED                                         9.25%       02/15/07      $   247,500
                                                                                                                      -----------
BUSINESS SERVICES - 4.46%
      2,270,000         CENDANT CORPORATION                                                 7.75        12/01/03        2,244,462
        500,000         FIRST DATA CORPORATION                                              6.38        12/15/07          468,125
        350,000         ORACLE CORPORATION                                                  6.72        02/15/04          340,375

                                                                                                                        3,052,962
                                                                                                                      -----------
CHEMICALS & ALLIED PRODUCTS - 1.41%
        235,000         AMERICAN HOME PRODUCTS CORPORATION                                  7.25        03/01/23          221,488
        250,000         HUNTSMAN ICI CHEMICALS                                              9.56        07/01/09          263,731
        250,000         LYONDELL CHEMICAL COMPANY                                           9.63        05/01/07          256,875
        250,000         MERCK & COMPANY INCORPORATED                                        6.40        03/01/28          220,000

                                                                                                                          962,094
                                                                                                                      -----------
COMMUNICATIONS - 6.45%
        250,000         ADELPHIA COMMUNICATIONS                                             9.38        11/15/09          246,250
        250,000         ADELPHIA COMMUNICATIONS                                             9.88        03/01/07          255,938
        250,000         CHARTER COMM HOLDINGS LIMITED LIABILITY CORPORATION                 8.63        04/01/09          231,250
        450,000         CLEAR CHANNEL COMMUNICATIONS INCORPORATED                           7.25        10/15/27          386,438
        500,000         CSC HOLDINGS INCORPORATED                                           9.25        11/01/05          515,000
        500,000         LCI INTERNATIONAL INCORPORATED (QWEST)                              7.25        06/15/07          480,625
        500,000         SPRINT CAPITAL CORPORATION                                          6.13        11/15/08          451,875
      2,000,000         TELEGLOBE INCORPORATED                                              7.20        07/20/09        1,842,500

                                                                                                                        4,409,876
                                                                                                                      -----------
DEPOSITORY INSTITUTIONS - 10.46%
        500,000         BANK UNITED                                                         8.00        03/15/09          463,125
        500,000         FLEETBOSTON FINANCIAL CORPORATION                                   6.88        07/15/03          493,750
        500,000         BANKERS TRUST NEW YORK COMPANY                                      7.38        05/01/08          489,375
      2,500,000         CHASE MANHATTAN CORPORATION                                         7.00        11/15/09        2,409,375
      2,000,000         HSBC USA                                                            6.63        03/01/09        1,852,500
        500,000         PNC BANK CORPORATION                                                6.50        05/01/08          461,250
        500,000         PROVIDIAN NATIONAL BANK                                             6.65        02/01/04          475,000
        500,000         SOCIETY CORPORATION                                                 8.13        06/15/02          510,625

                                                                                                                        7,155,000
                                                                                                                      -----------
ELECTRIC, GAS & SANITARY SERVICES - 6.43%
        500,000         COASTAL CORPORATION                                                 6.95        06/01/28          432,500
      2,000,000         PP&L CAPITAL FUNDING                                                7.70        11/15/02        1,995,000
      2,000,000         NRG ENERGY INCORPORATED                                             8.00        11/01/03        1,967,500

                                                                                                                        4,395,000
                                                                                                                      -----------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.92%
      2,000,000         LOCKHEED MARTIN CORPORATION                                         8.50        12/01/29        1,997,500
                                                                                                                      -----------
FINANCIAL SERVICES - 2.88%
      2,000,000         WASHINGTON MUTUAL INCORPORATED                                      7.50        08/15/06        1,972,500
                                                                                                                      -----------

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST CORPORATE BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE   VALUE
FOOD & KINDRED PRODUCTS - 1.19%
     $  500,000         ANHEUSER BUSCH COMPANIES                                            9.00%       12/01/09      $   555,000
        250,000         INTERNATIONAL HOME FOODS                                           10.38        11/01/06          258,125

                                                                                                                          813,125
                                                                                                                      -----------
GENERAL MERCHANDISE STORES - 0.61%
        500,000         SAKS INCORPORATED                                                   7.38        02/15/19          418,125
                                                                                                                      -----------
HOLDING & OTHER INVESTMENT OFFICES - 7.90%
      2,000,000         EOP OPERATING LIMITED PARTNERSHIP                                   6.80        01/15/09        1,792,500
      1,750,000         ERP OPERATING LIMITED PARTNERSHIP                                   7.95        04/15/02        1,754,375
      2,000,000         SPIEKER PROPERTIES LIMITED PARTNERSHIP                              7.25        05/01/09        1,857,500

                                                                                                                        5,404,375
                                                                                                                      -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.40%
        300,000         DELL COMPUTER CORPORATION                                           7.10        04/15/28          273,750
                                                                                                                      -----------
INDUSTRIAL SERVICES - 0.25%
        200,000         GRUMA SA DE CV                                                      7.63        10/15/07          174,000
                                                                                                                      -----------
INSURANCE CARRIERS - 4.39%
        200,000         AMBAC INCORPORATED                                                  9.38        08/01/11          228,500
      2,500,000         CONSECO INCORPORATED                                                9.00        10/15/06        2,565,625
        250,000         WILLIS CORROON CORPORATION                                          9.00        02/01/09          208,125

                                                                                                                        3,002,250
                                                                                                                      -----------
NONDEPOSITORY CREDIT INSTITUTIONS - 8.74%
      2,000,000         COUNTRYWIDE HOME LOAN                                               6.25        04/15/09        1,792,500
        500,000         FORD MOTOR CREDIT COMPANY                                           5.13        10/15/01          485,000
      3,000,000         FORD MOTOR CREDIT COMPANY                                           7.38        10/28/09        2,970,000
        185,000         GENERAL ELECTRIC CAPITAL CORPORATION                                7.88        12/01/06          191,013
        500,000         GENERAL ELECTRIC CAPITAL CORPORATION                                8.63        06/15/08          538,750

                                                                                                                        5,977,263
                                                                                                                      -----------
OIL & GAS EXTRACTION - 3.58%
      2,500,000         PETROLEUM GEO-SERVICES                                              7.50        03/31/07        2,446,875
                                                                                                                      -----------
PAPER & ALLIED PRODUCTS - 1.11%
        500,000         PLAYTEX FAMILY PRODUCTS CORPORATION                                 9.00        12/15/03          493,750
        250,000         KAPPA BEHEER BV                                                     9.73        07/15/09          264,358

                                                                                                                          758,108
                                                                                                                      -----------
PETROLEUM REFINING & RELATED INDUSTRIES - 0.60%
        200,000         ATLANTIC RICHFIELD COMPANY                                          9.00        04/01/21          224,750
        200,000         TOSCO CORPORATION                                                   7.80        01/01/27          186,750

                                                                                                                          411,500
                                                                                                                      -----------
PRINTING & PUBLICATIONS - 0.36%
        250,000         HOLLINGER INTERNATIONAL PUBLISHING                                  9.25        03/15/07          247,500
                                                                                                                      -----------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST CORPORATE BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE   VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.39%
     $  255,000         NEWS AMERICA HOLDINGS                                               8.88%       04/26/23      $   269,025
                                                                                                                      -----------
REAL ESTATE - 0.73%
        500,000         ROUSE COMPANY                                                       8.50        01/15/03          500,625
                                                                                                                      -----------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 5.60%
      2,000,000         GOLDMAN SACHS GROUP INCORPORATED                                    6.65        05/15/09        1,860,000
      2,000,000         LEHMAN BROTHERS HOLDINGS                                            7.00        05/15/03        1,970,000

                                                                                                                        3,830,000
                                                                                                                      -----------
TOBACCO PRODUCTS - 0.66%
        500,000         IMPERIAL TOBACCO                                                    7.13        04/01/09          448,750
                                                                                                                      -----------
WHOLESALE TRADE-NONDURABLE GOODS - 0.70%
        500,000         STAPLES INCORPORATED                                                7.13        08/15/07          478,750
                                                                                                                      -----------

                                                                                                                       49,646,453
TOTAL CORPORATE BONDS & NOTES (COST $50,404,419)
                                                                                                                      -----------
MUNICIPAL SECURITIES - 0.29%
MUNICIPAL NOTES - 0.29%
        200,000         DENVER COLORADO CITY AND COUNTY SCHOOL DISTRICT #1
                        EDUCATIONAL FACILITIES REVENUE BONDS TAXABLE PENSION SCHOOL
                        FACILITIES LEASE AMBAC INSURED                                      6.49        12/15/02          197,000
                                                                                                                      -----------

                                                                                                                          197,000
TOTAL MUNICIPAL SECURITIES (COST $199,783)
                                                                                                                      -----------
U.S. GOVERNMENT AGENCY SECURITIES - 3.26%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.44%
        300,000         FHLMC                                                               7.10        04/10/07          301,131
                                                                                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.58%
        478,271         FNMA, #449466                                                       6.50        11/01/28          450,617
        470,503         FNMA, #454390                                                       6.00        12/01/28          430,510
        963,964         FNMA, #455607                                                       6.00        12/01/28          882,027

                                                                                                                        1,763,154
                                                                                                                      -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.24%
        164,942         GNMA, #445071                                                       7.50        01/15/27          163,086
                                                                                                                      -----------

                                                                                                                        2,227,371
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $2,274,797)
                                                                                                                      -----------
U.S. TREASURY SECURITIES - 21.43%
U.S. TREASURY BONDS - 15.75%
        750,000         U.S. TREASURY BONDS                                                 5.25        11/15/28          617,933
      7,000,000         U.S. TREASURY BONDS                                                 5.25        02/15/29        5,794,950
        300,000         U.S. TREASURY BONDS                                                 8.88        02/15/19          365,082
        300,000         U.S. TREASURY BONDS                                                 8.88        08/15/17          362,427
        700,000         U.S. TREASURY BONDS                                                10.75        08/15/05          835,051
        200,000         U.S. TREASURY BONDS                                                11.25        02/15/15          282,614
      1,300,000         U.S. TREASURY BONDS                                                 7.88        11/15/04        1,374,217
        500,000         U.S. TREASURY BONDS                                                 8.13        08/15/21          573,470
        500,000         U.S. TREASURY BONDS                                                 8.13        08/15/19          569,625

                                                                                                                       10,775,369
                                                                                                                      -----------

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST CORPORATE BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE   VALUE
U.S. TREASURY NOTES - 5.68%
     $1,450,000         U.S. TREASURY NOTES                                                 4.75%       11/15/08      $ 1,279,103
        625,000         U.S. TREASURY NOTES                                                 5.63        12/31/02          613,650
        500,000         U.S. TREASURY NOTES                                                 6.13        08/15/07          487,635
        800,000         U.S. TREASURY NOTES                                                 6.50        08/15/05          799,792
        700,000         U.S. TREASURY NOTES                                                 6.63        05/15/07          702,513

                                                                                                                        3,882,693
                                                                                                                      -----------

                                                                                                                       14,658,062
TOTAL U.S. TREASURY SECURITIES (COST $15,029,051)
                                                                                                                      -----------
SHORT-TERM INSTRUMENTS - 0.38%
REPURCHASE AGREEMENTS - 0.38%
        202,000         GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                        U.S. GOVERNMENT SECURITIES                                          2.03        01/03/00          202,000
         61,000         JP MORGAN SECURITIES INCORPORATED REPURCHASE AGREEMENT -
                        102% COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                   2.48        01/03/00           61,000

                                                                                                                          263,000
TOTAL SHORT-TERM INSTRUMENTS (COST $263,000)
                                                                                                                      -----------

TOTAL INVESTMENTS IN SECURITIES
(COST $68,171,050)*                                              97.94%   $66,991,886
OTHER ASSETS AND LIABILITIES, NET                                 2.06      1,431,132
                                                                ------    -----------
TOTAL NET ASSETS                                                100.00%   $68,423,018
                                                                ------    -----------

                 {::}   YIELD TO MATURITY.
                    *   COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR
                        FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION
                        CONSISTS OF:



GROSS UNREALIZED APPRECIATION                                 $    49,826
GROSS UNREALIZED DEPRECIATION                                  (1,228,990)
                                                              -----------
NET UNREALIZED DEPRECIATION                                   $(1,179,164)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST EQUITY INCOME FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                                 VALUE
COMMON STOCK - 97.33%
BUSINESS SERVICES - 1.92%
          9,561         GARTNER GROUP INCORPORATED - CLASS B+                                             $   132,061
         85,470         IMS HEALTH INCORPORATED                                                             2,323,716

                                                                                                            2,455,777
                                                                                                          -----------
CHEMICALS & ALLIED PRODUCTS - 13.22%
         59,730         AMERICAN HOME PRODUCTS CORPORATION                                                  2,355,602
         48,430         E.I. DU PONT DE NEMOURS & COMPANY                                                   3,190,326
         41,200         MERCK & COMPANY INCORPORATED                                                        2,762,975
         83,180         PFIZER INCORPORATED                                                                 2,698,151
         38,300         PROCTER & GAMBLE COMPANY                                                            4,196,245
         41,394         ROHM & HAAS COMPANY                                                                 1,684,218

                                                                                                           16,887,517
                                                                                                          -----------
COMMUNICATIONS - 5.72%
         90,577         AT&T CORPORATION                                                                    4,596,782
         38,520         GTE CORPORATION                                                                     2,718,068

                                                                                                            7,314,850
                                                                                                          -----------
DEPOSITORY INSTITUTIONS - 3.40%
         20,465         J.P. MORGAN & COMPANY INCORPORATED                                                  2,591,381
         73,340         U.S. BANCORP                                                                        1,746,408

                                                                                                            4,337,789
                                                                                                          -----------
EATING & DRINKING PLACES - 1.81%
         57,410         MCDONALD'S CORPORATION                                                              2,314,341
                                                                                                          -----------
ELECTRIC, GAS & SANITARY SERVICES - 4.64%
         25,310         CONSOLIDATED NATURAL GAS COMPANY                                                    1,643,569
         25,670         PACIFIC GAS & ELECTRIC COMPANY                                                        526,236
         34,190         PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                        1,190,239
         57,603         TEXAS UTILITIES COMPANY                                                             2,048,507
         30,219         WASTE MANAGEMENT INCORPORATED                                                         519,388

                                                                                                            5,927,939
                                                                                                          -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.69%
         49,590         EMERSON ELECTRIC COMPANY                                                            2,845,226
         25,950         GENERAL ELECTRIC COMPANY                                                            4,015,763
         73,740         LUCENT TECHNOLOGIES INCORPORATED                                                    5,516,674

                                                                                                           12,377,663
                                                                                                          -----------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 1.83%
         79,350         DUN & BRADSTREET CORPORATION                                                        2,340,825
                                                                                                          -----------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.49%
         96,320         FORTUNE BRANDS INCORPORATED                                                         3,184,580
                                                                                                          -----------
FOOD & KINDRED PRODUCTS - 4.86%
        120,780         PEPSICO INCORPORATED                                                                4,257,495

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST EQUITY INCOME FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                              VALUE
FOOD & KINDRED PRODUCTS (continued)
         88,200         SARA LEE CORPORATION                                                              $ 1,945,913

                                                                                                            6,203,408
                                                                                                          -----------
GENERAL MERCHANDISE STORES - 6.48%
         49,110         DAYTON HUDSON CORPORATION                                                           3,606,516
         53,545         J.C. PENNEY COMPANY INCORPORATED                                                    1,067,554
         78,367         MAY DEPARTMENT STORES COMPANY                                                       2,527,335
         35,530         SEARS, ROEBUCK AND COMPANY                                                          1,081,444

                                                                                                            8,282,849
                                                                                                          -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.37%
         61,840         HEWLETT-PACKARD COMPANY                                                             7,045,895
         22,000         IBM CORPORATION                                                                     2,376,000

                                                                                                            9,421,895
                                                                                                          -----------
INSURANCE CARRIERS - 6.86%
         33,604         AEGON NV, ADR                                                                       3,209,182
         34,180         AMERICAN GENERAL CORPORATION                                                        2,593,408
         87,910         ST. PAUL COS. INCORPORATED                                                          2,961,468

                                                                                                            8,764,058
                                                                                                          -----------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.40%
         28,825         EASTMAN KODAK COMPANY                                                               1,909,656
         54,543         HONEYWELL INTERNATIONAL INCORPORATED                                                3,146,448
         25,000         XEROX CORPORATION                                                                     567,188

                                                                                                            5,623,292
                                                                                                          -----------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.94%
         96,748         TYCO INTERNATIONAL LIMITED                                                          3,761,077
                                                                                                          -----------
MOTION PICTURES - 0.80%
         35,000         WALT DISNEY COMPANY                                                                 1,023,750
                                                                                                          -----------
NONDEPOSITORY CREDIT INSTITUTIONS - 2.74%
         21,100         AMERICAN EXPRESS COMPANY                                                            3,507,875
                                                                                                          -----------
OIL & GAS EXTRACTION - 1.49%
         30,410         SCHLUMBERGER LIMITED                                                                1,710,563
          5,887         TRANSOCEAN SEDCO FOREX INCORPORATED                                                   198,330

                                                                                                            1,908,893
                                                                                                          -----------
PAPER & ALLIED PRODUCTS - 2.17%
         28,292         MINNESOTA MINING AND MANUFACTURING COMPANY                                          2,769,080
                                                                                                          -----------
PETROLEUM REFINING & RELATED INDUSTRIES - 7.61%
         27,810         ATLANTIC RICHFIELD COMPANY                                                          2,405,565
         23,225         CHEVRON CORPORATION                                                                 2,011,865
         50,357         EXXON MOBIL CORPORATION                                                             4,056,887

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST EQUITY INCOME FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                              VALUE
PETROLEUM REFINING & RELATED INDUSTRIES (continued)
         20,800         ROYAL DUTCH PETROLEUM COMPANY NEW YORK
                        REGISTERED SHARES                                                                 $ 1,257,100

                                                                                                            9,731,417
                                                                                                          -----------
TOBACCO PRODUCTS - 1.15%
         63,610         PHILIP MORRIS COS. INCORPORATED                                                     1,474,957
                                                                                                          -----------
TRANSPORTATION EQUIPMENT - 1.82%
         35,750         UNITED TECHNOLOGIES CORPORATION                                                     2,323,750
                                                                                                          -----------
WHOLESALE TRADE-DURABLE GOODS - 1.92%
         26,310         JOHNSON & JOHNSON                                                                   2,450,119
                                                                                                          -----------

                                                                                                          124,387,701
TOTAL COMMON STOCK (COST $106,514,010)
                                                                                                          -----------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE       VALUE
REPURCHASE AGREEMENTS - 2.15%
     $2,748,720         LEHMAN BROTHERS INCORPORATED REPURCHASE AGREEMENT
                        -102% COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                  4.55%       01/03/00         2,748,720
                                                                                                                      ------------

                                                                                                                         2,748,720
TOTAL REPURCHASE AGREEMENTS (COST $2,748,720)
                                                                                                                      ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $109,262,730)*                                             99.48%   $127,136,421
OTHER ASSETS AND LIABILITIES, NET                                 0.52         657,058
                                                                ------    ------------
TOTAL NET ASSETS                                                100.00%   $127,793,479
                                                                ------    ------------

                    +   NON-INCOME EARNING SECURITIES.
                    *   COST FOR FEDERAL INCOME TAX PURPOSES IS $109,262,792 AND NET
                        UNREALIZED APPRECIATION CONSISTS OF:



GROSS UNREALIZED APPRECIATION                                 $26,397,465
GROSS UNREALIZED DEPRECIATION                                  (8,523,836)
                                                              -----------
NET UNREALIZED APPRECIATION                                   $17,873,629

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST EQUITY VALUE FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                                 VALUE
COMMON STOCKS - 94.93%
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.48%
          5,000         MASCO CORPORATION                                                                 $   126,875
                                                                                                          -----------
BUSINESS SERVICES - 2.08%
          4,100         COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                        286,744
          8,350         UNISYS CORPORATION+                                                                   266,678

                                                                                                              553,422
                                                                                                          -----------
CHEMICALS & ALLIED PRODUCTS - 4.46%
          3,150         ABBOTT LABORATORIES                                                                   114,384
          2,550         AMERICAN HOME PRODUCTS CORPORATION                                                    100,566
          1,550         DOW CHEMICAL COMPANY                                                                  207,119
          5,000         DUPONT (E.I.) DE NEMOURS AND COMPANY                                                  329,375
          6,600         HERCULES INCORPORATED                                                                 183,975
          6,950         WATSON PHARMACEUTICALS INCORPORATED+                                                  248,897

                                                                                                            1,184,316
                                                                                                          -----------
COMMUNICATIONS - 12.69%
          8,387         AMERICAN TELEPHONE & TELEGRAPH CORPORATION                                            425,640
          7,175         BELL ATLANTIC CORPORATION                                                             441,711
         10,275         BELLSOUTH CORPORATION                                                                 480,998
          7,075         GTE CORPORATION                                                                       499,230
          1,313         MCI WORLDCOM INCORPORATED+                                                             69,645
          7,400         MEDIA ONE GROUP INCORPORATED+                                                         568,413
         15,012         SBC COMMUNICATIONS INCORPORATED                                                       731,835
          2,300         SPRINT CORPORATION (FON GROUP)                                                        154,819

                                                                                                            3,372,291
                                                                                                          -----------
CONSUMER DURABLES - 1.91%
          3,761         PHILIPS ELECTRONICS NV ADR                                                            507,735
                                                                                                          -----------
DOMESTIC DEPOSITORY INSTITUTIONS - 10.79%
          3,525         BANK OF AMERICA CORPORATION                                                           176,911
          5,200         CHASE MANHATTAN CORPORATION                                                           403,975
         21,988         CITIGROUP INCORPORATED                                                              1,221,708
          1,550         COMERICA INCORPORATED                                                                  72,366
          3,300         FIRST SECURITY CORPORATION                                                             84,253
         11,450         MELLON FINANCIAL CORPORATION                                                          390,016
          1,200         SUNTRUST BANKS INCORPORATED                                                            82,575
          4,825         UNION BANCAL CORPORATION                                                              190,286
          3,425         U.S. BANCORP                                                                           81,558
          6,300         WASHINGTON MUTUAL INCORPORATED                                                        163,800

                                                                                                            2,867,448
                                                                                                          -----------
ELECTRIC, GAS & SANITARY SERVICES - 7.33%
          7,300         COASTAL CORPORATION                                                                   258,694
          7,150         COLUMBIA ENERGY GROUP                                                                 452,238
          3,350         ENRON CORPORATION                                                                     148,656
          4,375         MONTANA POWER COMPANY                                                                 157,773

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST EQUITY VALUE FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                              VALUE
ELECTRIC, GAS & SANITARY SERVICES (continued)
         12,450         POTOMAC ELECTRIC POWER COMPANY                                                    $   285,572
          6,900         TEXAS UTILITIES COMPANY                                                               245,381
         13,050         WILLIAMS COMPANIES INCORPORATED                                                       398,841

                                                                                                            1,947,155
                                                                                                          -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 3.33%
         10,600         AMERICAN POWER CONVERSION+                                                            279,575
          4,175         EMERSON ELECTRIC COMPANY                                                              239,541
          2,475         MOTOROLA INCORPORATED                                                                 364,444

                                                                                                              883,560
                                                                                                          -----------
FOOD & KINDRED PRODUCTS - 1.61%
          3,500         ANHEUSER-BUSCH INCORPORATED                                                           248,063
          6,450         RALSTON-PURINA GROUP                                                                  179,794

                                                                                                              427,857
                                                                                                          -----------
FOOD STORES - 0.42%
          5,391         DELHAIZE AMERICA INCORPORATED                                                         112,537
                                                                                                          -----------
GENERAL MERCHANDISE STORES - 1.00%
          5,250         FEDERATED DEPARTMENT STORES INCORPORATED+                                             265,453
                                                                                                          -----------
HOLDING & OTHER INVESTMENT OFFICES - 1.11%
          6,925         EQUITY RESIDENTIAL PROPERTIES TRUST                                                   295,611
                                                                                                          -----------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.57%
         12,200         PARK PLACE ENTERTAINMENT CORPORATION+                                                 152,500
                                                                                                          -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.78%
          2,250         APPLE COMPUTER INCORPORATED+                                                          231,328
          1,700         HEWLETT PACKARD COMPANY                                                               193,694
          2,250         INTERNATIONAL BUSINESS MACHINES CORPORATION                                           243,000
          7,200         SEAGATE TECHNOLOGY INCORPORATED+                                                      335,250

                                                                                                            1,003,272
                                                                                                          -----------
INSURANCE AGENTS, BROKERS & SERVICE - 1.67%
          4,625         MARSH & MCLENNAN COMPANIES INCORPORATED                                               442,555
                                                                                                          -----------
INSURANCE CARRIERS - 5.45%
          2,850         AMERICAN GENERAL CORPORATION                                                          216,244
          6,062         AMERICAN INTERNATIONAL GROUP INCORPORATED                                             655,454
          3,400         HARTFORD FINANCIAL SERVICES GROUP                                                     161,075
          1,650         HARTFORD LIFE CLASS A+                                                                 72,600
          5,350         MBIA INCORPORATED                                                                     282,547
          2,100         TORCHMARK CORPORATION                                                                  61,030

                                                                                                            1,448,950
                                                                                                          -----------
LOCAL & SUBURBAN TRANSIT & INTERURBAN HIGHWAY PASSENGER TRANSPORTATION - 1.28%
         12,900         CANADIAN NATIONAL RAILWAY COMPANY                                                     339,431
                                                                                                          -----------

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST EQUITY VALUE FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                              VALUE
MANUFACTURING PROCESSING - 2.02%
          8,175         BOWATER INCORPORATED                                                              $   444,005
          1,300         TEVA PHARMACEUTICAL ADR                                                                93,194

                                                                                                              537,199
                                                                                                          -----------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.84%
          4,225         EATON CORPORATION                                                                     306,840
          7,775         HONEYWELL INTERNATIONAL INCORPORATED                                                  448,520

                                                                                                              755,360
                                                                                                          -----------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.53%
          3,600         TYCO INTERNATIONAL LIMITED                                                            139,950
                                                                                                          -----------
MISCELLANEOUS RETAIL - 2.61%
         10,575         AVALONBAY COMMUNITIES INCORPORATED                                                    362,855
          5,050         KIMBERLY-CLARK CORPORATION                                                            329,513

                                                                                                              692,368
                                                                                                          -----------
MOTION PICTURES - 0.37%
          3,400         WALT DISNEY COMPANY                                                                    99,450
                                                                                                          -----------
NONDEPOSITORY CREDIT INSTITUTIONS - 5.09%
          7,150         FEDERAL HOME LOAN MORTGAGE CORPORATION                                                336,497
          5,550         FEDERAL NATIONAL MORTGAGE ASSOCIATION                                                 346,528
          9,350         HOUSEHOLD INTERNATIONAL INCORPORATED                                                  348,288
          7,575         SLM HOLDING CORPORATION                                                               320,044

                                                                                                            1,351,357
                                                                                                          -----------
OIL & GAS EXTRACTION - 1.25%
          3,350         BURLINGTON RESOURCES INCORPORATED                                                     110,759
          6,550         TRANSOCEAN SEDCO FOREX INCORPORATED                                                   220,653

                                                                                                              331,412
                                                                                                          -----------
PAPER & ALLIED PRODUCTS - 1.53%
          4,000         MEAD CORPORATION                                                                      173,750
          2,375         MINNESOTA MINING & MANUFACTURING COMPANY                                              232,453

                                                                                                              406,203
                                                                                                          -----------
PETROLEUM REFINING & RELATED INDUSTRIES - 8.36%
          1,950         CHEVRON CORPORATION                                                                   168,919
         12,350         CONOCO INCORPORATED CLASS B                                                           307,205
         14,327         EXXON MOBIL CORPORATION                                                             1,154,219
          4,275         PHILLIPS PETROLEUM COMPANY                                                            200,925
         15,800         USX - MARATHON GROUP                                                                  390,063

                                                                                                            2,221,331
                                                                                                          -----------
PRIMARY METAL INDUSTRIES - 1.47%
          4,700         ALCOA INCORPORATED                                                                    390,100
                                                                                                          -----------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.24%
          6,025         MORGAN STANLEY DEAN WITTER & COMPANY                                                  860,069
                                                                                                          -----------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST EQUITY VALUE FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                              VALUE
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.51%
          5,350         OWENS-ILLINOIS INCORPORATED+                                                      $   134,084
                                                                                                          -----------
TOBACCO PRODUCTS - 0.58%
          6,650         PHILIP MORRIS COMPANIES INCORPORATED                                                  154,197
                                                                                                          -----------
TRANSPORTATION EQUIPMENT - 4.57%
          3,100         FORD MOTOR COMPANY                                                                    165,655
          3,600         GENERAL DYNAMICS CORPORATION                                                          189,900
          5,325         GENERAL MOTORS CORPORATION                                                            387,060
          9,100         TRW INCORPORATED                                                                      472,630

                                                                                                            1,215,245
                                                                                                          -----------

                                                                                                           25,219,293
TOTAL COMMON STOCKS (COST $24,207,611)
                                                                                                          -----------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE      VALUE
SHORT-TERM INSTRUMENTS - 6.48%
REPURCHASE AGREEMENTS - 6.48%
     $1,293,000         GOLDMAN SACHS POOLED REPURCHASE AGREEMENT
                        -102% COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                  2.00%       01/03/00        1,293,000
        430,000         JP MORGAN SECURITIES INCORPORATED REPURCHASE AGREEMENT
                        -102% COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                  2.45        01/03/00          430,000

                                                                                                                        1,723,000
TOTAL SHORT-TERM INSTRUMENTS (COST $1,723,000)
                                                                                                                      -----------

TOTAL INVESTMENTS IN SECURITIES
(COST $25,930,611)* (NOTES 1 AND 3)                             101.41%   $26,942,293
OTHER ASSETS AND LIABILITIES, NET                                (1.41)      (375,240)
                                                                ------    -----------
TOTAL NET ASSETS                                                100.00%   $26,567,053
                                                                ------    -----------

                    +   NON-INCOME EARNING SECURITIES.
                    *   COST FOR FEDERAL INCOME TAX PURPOSES IS $26,229,871 AND NET
                        UNREALIZED APPRECIATION CONSISTS OF:



GROSS UNREALIZED APPRECIATION                                 $ 2,177,452
GROSS UNREALIZED DEPRECIATION                                  (1,465,030)
                                                              -----------
NET UNREALIZED APPRECIATION                                   $   712,422

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST GROWTH FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                                  VALUE
COMMON STOCKS - 96.56%
APPAREL & ACCESSORY STORES - 0.39%
          7,000         KOHLS CORPORATION+                                                                $    505,313
                                                                                                          ------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.92%
         27,450         HOME DEPOT INCORPORATED                                                              1,882,040
          9,750         LOWE'S COMPANY INCORPORATED                                                            582,563

                                                                                                             2,464,603
                                                                                                          ------------
BUSINESS SERVICES - 5.93%
         35,722         AMERICA ONLINE INCORPORATED+                                                         2,694,778
          6,500         COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                         454,594
         16,400         INTERPUBLIC GROUP COMPANIES INCORPORATED                                               946,075
          7,000         ORACLE SYSTEMS CORPORATION+                                                            784,438
         18,664         SUN MICROSYSTEMS INCORPORATED+                                                       1,445,294
          9,000         VERITAS SOFTWARE CORPORATION+                                                        1,288,125

                                                                                                             7,613,304
                                                                                                          ------------
CHEMICALS & ALLIED PRODUCTS - 10.34%
         20,751         ABBOTT LABORATORIES                                                                    753,520
          9,264         AMGEN INCORPORATED+                                                                    556,419
         26,823         BRISTOL-MYERS SQUIBB COMPANY                                                         1,721,700
         15,000         CLOROX COMPANY                                                                         755,625
         24,100         COLGATE-PALMOLIVE COMPANY                                                            1,566,500
         10,765         DUPONT (E.I.) DE NEMOURS AND COMPANY                                                   709,144
         22,288         GILLETTE COMPANY                                                                       917,987
         16,888         LILLY (ELI) & COMPANY                                                                1,123,052
         19,067         MERCK & COMPANY INCORPORATED                                                         1,278,680
         50,812         PFIZER INCORPORATED                                                                  1,648,214
         13,972         PROCTER & GAMBLE COMPANY                                                             1,530,807
         17,290         SCHERING-PLOUGH CORPORATION                                                            729,422

                                                                                                            13,291,070
                                                                                                          ------------
COMMUNICATIONS - 9.02%
         25,223         AMERICAN TELEPHONE & TELEGRAPH CORPORATION                                           1,280,067
         28,276         BELL ATLANTIC CORPORATION                                                            1,740,740
         15,000         CHARTER COMMUNICATIONS INCORPORATED+                                                   328,125
         12,000         CLEAR CHANNEL COMMUNICATIONS INCORPORATED+                                           1,071,000
         47,300         FOX ENTERTAINMENT GROUP INCORPORATED+                                                1,179,544
         24,398         GTE CORPORATION                                                                      1,721,584
         15,362         MCI WORLDCOM INCORPORATED+                                                             815,120
          4,200         NEXTEL COMMUNICATIONS CLASS A+                                                         433,125
         45,652         SBC COMMUNICATIONS INCORPORATED                                                      2,225,535
         11,678         SPRINT CORPORATION (FON GROUP)                                                         786,075

                                                                                                            11,580,915
                                                                                                          ------------
COMPUTERS - 4.89%
         53,823         MICROSOFT CORPORATION+                                                               6,283,835
                                                                                                          ------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST GROWTH FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
DOMESTIC DEPOSITORY INSTITUTIONS - 4.30%
         31,414         CHASE MANHATTAN CORPORATION                                                       $  2,440,475
         51,507         CITIGROUP INCORPORATED                                                               2,861,858
          6,594         MELLON FINANCIAL CORPORATION                                                           224,608

                                                                                                             5,526,941
                                                                                                          ------------
EATING & DRINKING PLACES - 0.58%
         18,500         MCDONALD'S CORPORATION                                                                 745,781
                                                                                                          ------------
ELECTRIC, GAS & SANITARY SERVICES - 2.56%
         23,400         AES CORPORATION+                                                                     1,749,150
          9,700         COASTAL CORPORATION                                                                    343,744
         29,018         EDISON INTERNATIONAL                                                                   759,909
         14,190         WILLIAMS COMPANIES INCORPORATED                                                        433,682

                                                                                                             3,286,485
                                                                                                          ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 12.33%
         35,247         GENERAL ELECTRIC COMPANY                                                             5,454,473
         44,076         INTEL CORPORATION                                                                    3,628,006
         36,443         LUCENT TECHNOLOGIES INCORPORATED                                                     2,726,392
         25,848         NORTEL NETWORKS CORPORATION                                                          2,610,648
         14,702         TEXAS INSTRUMENTS INCORPORATED                                                       1,424,256

                                                                                                            15,843,775
                                                                                                          ------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.13%
          4,000         HALLIBURTON COMPANY                                                                    161,000
                                                                                                          ------------
FOOD & KINDRED PRODUCTS - 2.50%
         13,500         ANHEUSER-BUSCH INCORPORATED                                                            956,813
         28,260         COCA-COLA COMPANY                                                                    1,646,145
         17,400         PEPSICO INCORPORATED                                                                   613,350

                                                                                                             3,216,308
                                                                                                          ------------
GENERAL MERCHANDISE STORES - 4.45%
         30,460         DAYTON-HUDSON CORPORATION                                                            2,236,905
         50,352         WAL-MART STORES INCORPORATED                                                         3,480,582

                                                                                                             5,717,487
                                                                                                          ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 8.65%
          6,500         APPLIED MATERIALS INCORPORATED+                                                        823,469
         49,380         CISCO SYSTEMS INCORPORATED+                                                          5,289,833
         14,668         DELL COMPUTER CORPORATION+                                                             748,068
         10,398         EMC CORPORATION+                                                                     1,135,982
         11,093         HEWLETT PACKARD COMPANY                                                              1,263,909
         17,212         INTERNATIONAL BUSINESS MACHINES CORPORATION                                          1,858,896

                                                                                                            11,120,157
                                                                                                          ------------
INSURANCE CARRIERS - 3.94%
          6,448         AFLAC INCORPORATED                                                                     304,265
         41,564         AMERICAN INTERNATIONAL GROUP INCORPORATED                                            4,494,108

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST GROWTH FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
INSURANCE CARRIERS (continued)
          5,580         HARTFORD FINANCIAL SERVICES GROUP                                                 $    264,353

                                                                                                             5,062,726
                                                                                                          ------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.55%
         22,417         BAXTER INTERNATIONAL INCORPORATED                                                    1,408,068
         11,744         DANAHER CORPORATION                                                                    566,648
          7,671         GUIDANT CORPORATION+                                                                   360,537
         44,078         HONEYWELL INTERNATIONAL INCORPORATED                                                 2,542,750
          4,200         JDS UNIPHASE CORPORATION+                                                              677,513
          7,862         MEDTRONIC INCORPORATED                                                                 286,472

                                                                                                             5,841,988
                                                                                                          ------------
MEDIA - 0.37%
          7,500         CBS CORPORATION+                                                                       479,530
                                                                                                          ------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.78%
         25,800         TYCO INTERNATIONAL LIMITED                                                           1,002,975
                                                                                                          ------------
MISCELLANEOUS RETAIL - 0.22%
          8,000         BED BATH & BEYOND INCORPORATED+                                                        278,000
                                                                                                          ------------
MOTION PICTURES - 1.30%
         11,400         TIME WARNER INCORPORATED                                                               825,788
         28,900         WALT DISNEY COMPANY                                                                    845,325

                                                                                                             1,671,113
                                                                                                          ------------
NONDEPOSITORY CREDIT INSTITUTIONS - 3.43%
         40,733         FEDERAL HOME LOAN MORTGAGE CORPORATION                                               1,916,997
         20,669         FEDERAL NATIONAL MORTGAGE ASSOCIATION                                                1,290,521
         32,281         HOUSEHOLD INTERNATIONAL INCORPORATED                                                 1,202,467

                                                                                                             4,409,985
                                                                                                          ------------
OIL & GAS EXTRACTION - 0.44%
          9,100         SCHLUMBERGER LIMITED                                                                   511,875
          1,762         TRANSOCEAN SEDCO FOREX INCORPORATED                                                     59,349

                                                                                                               571,224
                                                                                                          ------------
PAPER & ALLIED PRODUCTS - 0.70%
         16,000         INTERNATIONAL PAPER COMPANY                                                            903,000
                                                                                                          ------------
PETROLEUM REFINING & RELATED INDUSTRIES - 6.22%
         17,745         CHEVRON CORPORATION                                                                  1,537,161
         23,602         CONOCO INCORPORATED CLASS B                                                            587,100
         50,009         EXXON MOBIL CORPORATION                                                              4,028,850
         28,908         ROYAL DUTCH PETROLEUM COMPANY ADR                                                    1,747,127
          1,802         TEXACO INCORPORATED                                                                     97,871

                                                                                                             7,998,109
                                                                                                          ------------
PRIMARY METAL INDUSTRIES - 1.23%
         19,000         ALCOA INCORPORATED                                                                   1,577,000
                                                                                                          ------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST GROWTH FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                               VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.33%
         20,940         GANNETT COMPANY INCORPORATED                                                      $  1,707,919
                                                                                                          ------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.62%
         27,978         CHARLES SCHWAB CORPORATION                                                           1,073,656
          7,102         MORGAN STANLEY DEAN WITTER & COMPANY                                                 1,013,810

                                                                                                             2,087,466
                                                                                                          ------------
TRANSPORTATION EQUIPMENT - 0.60%
         11,800         UNITED TECHNOLOGIES CORPORATION                                                        767,000
                                                                                                          ------------
TRANSPORTATION SERVICES - 0.51%
          9,450         UNITED PARCEL SERVICE INCORPORATED CLASS B                                             652,050
                                                                                                          ------------
WHOLESALE TRADE-DURABLE GOODS - 1.33%
         18,373         JOHNSON & JOHNSON                                                                    1,710,986
                                                                                                          ------------

                                                                                                           124,078,045
TOTAL COMMON STOCKS (COST $90,797,420)
                                                                                                          ------------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE       VALUE
SHORT-TERM INSTRUMENTS - 3.48%
REPURCHASE AGREEMENTS - 3.48%
     $4,263,000         GOLDMAN SACHS POOLED REPURCHASE AGREEMENT - 102%
                        COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                        2.00%       01/03/00         4,263,000
        203,000         JP MORGAN SECURITIES INCORPORATED REPURCHASE AGREEMENT -
                        102% COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                   2.45        01/03/00           203,000

                                                                                                                         4,466,000
TOTAL SHORT-TERM INSTRUMENTS (COST $4,466,000)
                                                                                                                      ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $95,263,420)* (NOTES 1 AND 3)                             100.04%   $128,544,045
OTHER ASSETS AND LIABILITIES, NET                                (0.04)        (48,614)
                                                                ------    ------------
TOTAL NET ASSETS                                                100.00%   $128,495,431
                                                                ------    ------------

                    +   NON-INCOME EARNING SECURITIES.
                    *   COST FOR FEDERAL INCOME TAX PURPOSES IS $95,284,677 AND NET
                        UNREALIZED APPRECIATION CONSISTS OF:



GROSS UNREALIZED APPRECIATION                                 $ 35,607,284
GROSS UNREALIZED DEPRECIATION                                   (2,347,916)
                                                              ------------
NET UNREALIZED APPRECIATION                                   $ 33,259,368

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                                 VALUE
COMMON STOCK - 95.52%
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 5.69%
          4,600         FASTENAL COMPANY                                                                  $   206,713
         39,300         HOME DEPOT INCORPORATED                                                             2,694,506

                                                                                                            2,901,219
                                                                                                          -----------
BUSINESS SERVICES - 9.85%
         15,300         AUTOMATIC DATA PROCESSING INCORPORATED                                                824,287
          8,700         DST SYSTEMS INCORPORATED+                                                             663,918
         17,800         FIRST DATA CORPORATION                                                                877,762
         21,000         FISERV INCORPORATED+                                                                  804,563
         57,700         IMS HEALTH INCORPORATED                                                             1,568,719
         11,900         SUNGARD DATA SYSTEMS INCORPORATED+                                                    282,625

                                                                                                            5,021,874
                                                                                                          -----------
CHEMICALS & ALLIED PRODUCTS - 4.67%
         47,200         PFIZER INCORPORATED                                                                 1,531,050
         10,400         WARNER-LAMBERT COMPANY                                                                852,150

                                                                                                            2,383,200
                                                                                                          -----------
COMPUTERS - 8.43%
         36,800         MICROSOFT CORPORATION+                                                              4,296,400
                                                                                                          -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 17.62%
         36,200         INTEL CORPORATION                                                                   2,979,713
         27,850         LUCENT TECHNOLOGIES INCORPORATED                                                    2,083,528
         12,650         NOKIA CORPORATION ADR                                                               2,403,500
         23,100         TELFONAKTIEBOLAGET LM ERICSSON SERIES B ADR                                         1,517,381

                                                                                                            8,984,122
                                                                                                          -----------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 2.05%
         26,100         PAYCHEX INCORPORATED                                                                1,044,000
                                                                                                          -----------
FINANCIAL - 0.93%
          6,500         STATE STREET CORPORATION                                                              474,906
                                                                                                          -----------
FOOD & KINDRED PRODUCTS - 1.64%
         14,400         COCA-COLA COMPANY                                                                     838,800
                                                                                                          -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 17.43%
         45,000         CISCO SYSTEMS INCORPORATED+                                                         4,820,625
         15,700         EMC CORPORATION+                                                                    1,715,225
         24,700         SOLECTRON CORPORATION+                                                              2,349,588

                                                                                                            8,885,438
                                                                                                          -----------
INSURANCE CARRIERS - 4.21%
         19,850         AMERICAN INTERNATIONAL GROUP INCORPORATED                                           2,146,281
                                                                                                          -----------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.52%
         49,200         MEDTRONIC INCORPORATED                                                              1,792,725
                                                                                                          -----------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                              VALUE
MISCELLANEOUS RETAIL - 1.92%
         47,300         STAPLES INCORPORATED +                                                            $   981,475
                                                                                                          -----------
MOTION PICTURES - 0.66%
         11,500         WALT DISNEY COMPANY                                                                   336,375
                                                                                                          -----------
OIL & GAS EXTRACTION - 0.71%
          5,800         SCHLUMBERGER LIMITED                                                                  326,250
          1,123         TRANSOCEAN SEDCO FOREX INCORPORATED                                                    37,827

                                                                                                              364,077
                                                                                                          -----------
PERSONAL SERVICES - 1.34%
         12,900         CINTAS CORPORATION                                                                    685,313
                                                                                                          -----------
PHARMACEUTICALS - 1.88%
         14,300         MERCK & COMPANY INCORPORATED                                                          958,994
                                                                                                          -----------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 12.02%
         51,600         CHARLES SCHWAB CORPORATION                                                          1,980,150
         22,400         FRANKLIN RESOURCES INCORPORATED                                                       718,200
         25,900         GOLDMAN SACHS GROUP INCORPORATED                                                    2,439,456
         26,800         T ROWE PRICE                                                                          989,925

                                                                                                            6,127,731
                                                                                                          -----------
WHOLESALE TRADE-NONDURABLE GOODS - 0.95%
         10,100         CARDINAL HEALTH INCORPORATED                                                          483,538
                                                                                                          -----------

                                                                                                           48,706,468
TOTAL COMMON STOCK (COST $40,500,208)
                                                                                                          -----------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE      VALUE
SHORT-TERM INSTRUMENTS - 4.86%
REPURCHASE AGREEMENTS - 4.86%
     $2,477,847         LEHMAN BROTHERS INCORPORATED REPURCHASE AGREEMENT
                        -102% COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                  4.55%       01/03/00        2,477,847
                                                                                                                      -----------

                                                                                                                        2,477,847
TOTAL SHORT-TERM INSTRUMENTS (COST $2,477,847)
                                                                                                                      -----------

TOTAL INVESTMENTS IN SECURITIES
(COST $42,978,055)*                                             100.38%   $51,184,315
OTHER ASSETS AND LIABILITIES, NET                                (0.38)      (196,298)
                                                                ------    -----------
TOTAL NET ASSETS                                                100.00%   $50,988,017
                                                                ------    -----------

                    +   NON-INCOME EARNING SECURITIES.
                    *   COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR
                        FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION
                        CONSISTS OF:



GROSS UNREALIZED APPRECIATION                                 $8,817,032
GROSS UNREALIZED DEPRECIATION                                   (610,772)
                                                              ----------
NET UNREALIZED APPRECIATION                                   $8,206,260

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST MONEY MARKET FUND
--------------------------------------------------------------------------------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE      VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 4.29%
     $1,309,000         FEDERAL HOME LOAN BANK                                              4.51%{::}   01/07/00      $ 1,308,235
        500,000         FEDERAL HOME LOAN BANK                                              4.79        02/04/00          499,867

                                                                                                                        1,808,102
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $1,808,102)
                                                                                                                      -----------
COMMERCIAL PAPER - 63.08%
      1,500,000         ALPINE SECURITIZATION                                               5.56{::}    01/14/00        1,497,259
      1,400,000         ATLANTIS ONE FUNDING CORPORATION                                    5.68{::}    02/10/00        1,391,458
      1,500,000         BANK OF AMERICA CORPORATION                                         6.03{::}    03/07/00        1,483,867
        700,000         CC USA INCORPORATED                                                 5.83{::}    03/30/00          690,171
      2,000,000         CONCORD MINUTEMAN                                                   6.24{::}    02/11/00        1,986,242
      1,500,000         CORPORATION ASSET SECURITIZATION                                    5.91{::}    02/18/00        1,488,538
      1,000,000         CPI FUNDING CORPORATION                                             6.05{::}    02/25/00          991,019
      1,000,000         CREDIT SUISSE FIRST BOSTON                                          5.78{::}    03/06/00          989,833
        400,000         GOLDMAN SACHS GROUP                                                 5.16{::}    01/14/00          399,322
      1,500,000         GOLDMAN SACHS GROUP                                                 5.94{::}    03/13/00        1,482,646
      1,500,000         GRAND FUNDING                                                       5.90{::}    02/03/00        1,492,185
      1,700,000         IRISH PERM PLC                                                      5.93{::}    03/09/00        1,681,456
      1,700,000         JP MORGAN & COMPANY                                                 5.91{::}    03/08/00        1,681,798
      1,500,000         MONT BLANC CAPITAL CORPORATION                                      5.97{::}    02/24/00        1,486,935
      1,000,000         OLD LINE FUNDING                                                    5.76{::}    01/12/00          998,433
        600,000         PERRY IV FUNDING                                                    5.85{::}    03/16/00          592,870
      1,500,000         SALOMON SMITH BARNEY                                                6.10{::}    02/03/00        1,491,927
        800,000         SPECIAL PURPOSE A/R CORPORATION                                     5.88{::}    02/18/00          793,918
      1,000,000         SPECIAL PURPOSE A/R CORPORATION                                     6.04{::}    02/23/00          991,358
      2,000,000         SURREY FUNDING CORPORATION                                          5.81{::}    01/11/00        1,997,164
      1,000,000         SYDNEY CAPITAL                                                      5.77{::}    03/03/00          990,333

                                                                                                                       26,598,732
TOTAL COMMERCIAL PAPER (COST $26,598,732)
                                                                                                                      -----------
CORPORATE BONDS & NOTES - 12.10%
        500,000         ABBEY NATIONAL TREASURY SERVICES                                    5.13        05/04/00          499,887
      1,000,000         BETA FINANCE INCORPORATED                                           6.15        10/06/00        1,000,000
        700,000         CC USA INCORPORATED                                                 5.61        06/07/00          700,000
        400,000         FIRST USA BANK                                                      5.99        09/21/00          399,918
        500,000         IBM CREDIT CORPORATION                                              5.27        04/07/00          499,909
        500,000         SALOMON INCORPORATED                                                6.70        07/05/00          501,563
      1,500,000         SOUTHTRUST BANK CORPORATION                                         6.03        03/29/00        1,500,000

                                                                                                                        5,101,277
TOTAL CORPORATE BONDS & NOTES (COST $5,101,277)
                                                                                                                      -----------
CERTIFICATES OF DEPOSIT - 18.32%
        500,000         BAYERISCHE HYPOVERINS BANK                                          5.27        03/03/00          499,937
      2,000,000         CHASE MANHATTAN BANK                                                5.50        01/03/00        2,000,000
        450,000         COMMERZBANK NY                                                      5.16        05/05/00          449,854
        300,000         COMMERZBANK NY                                                      5.22        05/12/00          299,955
      2,000,000         LEHMAN BROTHERS INCORPORATED                                        4.75        01/03/00        2,000,000
      1,775,151         MERCANTILE BANK ST. LOUIS GRAND CAYMAN                              4.50        01/03/00        1,775,151
        500,000         RABOBANK NEDERLAND NY                                               5.13        03/24/00          499,947
        200,000         UNION BANK OF SWITZERLAND                                           6.22        12/11/00          199,866

                                                                                                                        7,724,710
TOTAL CERTIFICATES OF DEPOSIT ($7,724,710)
                                                                                                                      -----------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST MONEY MARKET FUND
--------------------------------------------------------------------------------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE   VALUE
REPURCHASE AGREEMENTS - 2.37%
     $1,000,000         DEUTSCHE BANC ALEX BROWN - 102% COLLATERALIZED BY U.S.
                        GOVERNMENT SECURITIES
                        (COST $1,000,000)                                                   6.00%       01/03/00      $ 1,000,000
                                                                                                                      -----------

TOTAL INVESTMENTS IN SECURITIES
(COST $42,232,821)* (NOTE 1)                                    100.16%   $42,232,821
OTHER ASSETS AND LIABILITIES, NET                                (0.16)       (69,252)
                                                                ------    -----------
TOTAL NET ASSETS                                                100.00%   $42,163,569
                                                                ------    -----------

                 {::}   YIELD TO MATURITY.
                    *   COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR
                        FINANCIAL STATEMENT PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                                 VALUE
COMMON STOCK - 100.09%
AMUSEMENT & RECREATION SERVICES - 0.86%
          2,712         SFX ENTERTAINMENT INCORPORATED+                                                   $    98,141
          7,438         TICKETS.COM INCORPORATED+                                                             106,456

                                                                                                              204,597
                                                                                                          -----------
APPAREL & ACCESSORY STORES - 0.42%
          6,050         THE CHILDREN'S PLACE RETAIL STORE INCORPORATED+                                        99,447
                                                                                                          -----------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.56%
          7,673         CSK AUTO CORPORATION+                                                                 134,278
                                                                                                          -----------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.49%
          4,627         AVIS RENT A CAR INCORPORATED+                                                         118,278
                                                                                                          -----------
BUSINESS SERVICES - 24.78%
          3,585         24/7 MEDIA INCORPORATED+                                                              201,655
          5,243         ACTUATE CORPORATION+                                                                  224,794
          1,152         ADMINISTAFF INCORPORATED+                                                              34,848
          2,085         AGENCY.COM INCORPORATED+                                                              106,335
          5,261         BINDVIEW DEVELOPMENT CORPORATION+                                                     261,406
            883         BREAKAWAY SOLUTIONS INCORPORATED+                                                      64,459
          3,760         BROADVISION INCORPORATED+                                                             639,435
          3,182         DIGITAL INSIGHT CORPORATION+                                                          115,745
              1         DOUBLECLICK INCORPORATED+                                                                 253
            377         EBENX INCORPORATED+                                                                    17,059
          4,545         GETTY IMAGES INCORPORATED+                                                            222,137
          4,638         GLOBIX CORPORATION+                                                                   278,280
          1,343         GO2NET INCORPORATED+                                                                  116,841
          1,689         LIQUID AUDIO INCORPORATED+                                                             44,336
          2,169         MCAFEE.COM CORPORATION+                                                                97,605
          5,305         MERCURY INTERACTIVE CORPORATION+                                                      572,608
          2,655         MICROMUSE INCORPORATED+                                                               451,350
          1,839         NAVISITE INCORPORATED+                                                                183,900
          4,612         NETRATINGS INCORPORATED+                                                              221,953
          4,668         NOVA CORPORATION+                                                                     147,334
          2,234         PCORDER.COM INCORPORATED+                                                             113,934
          3,130         S1 CORPORATION+                                                                       244,531
          1,828         SALESLOGIX CORPORATION+                                                                75,062
          3,538         SCIQUEST.COM INCORPORATED+                                                            281,271
          1,582         TENFOLD CORPORATION+                                                                   63,181
          5,744         TSI INTERNATIONAL SOFTWARE LIMITED+                                                   325,254
          2,479         VERTICALNET INCORPORATED+                                                             406,556
          1,905         VIGNETTE CORPORATION+                                                                 310,515
          5,516         WOMEN.COM NETWORKS INCORPORATED+                                                       78,603

                                                                                                            5,901,240
                                                                                                          -----------
CHEMICALS & ALLIED PRODUCTS - 6.84%
          6,335         CAMBREX CORPORATION                                                                   218,162
          2,810         GILEAD SCIENCES INCORPORATED+                                                         152,091

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                              VALUE
CHEMICALS & ALLIED PRODUCTS (continued)
          3,714         ICN PHARMACEUTICALS INCORPORATED                                                  $    94,011
          2,643         IDEC PHARMACEUTICALS CORPORATION+                                                     259,675
          2,948         KING PHARMACEUTICALS INCORPORATED+                                                    165,244
          5,465         MEDICIS PHARMACEUTICAL CORPORATION+                                                   232,604
          5,744         PHARMACYCLICS INCORPORATED+                                                           236,940
          2,520         SHIRE PHARMACEUTICALS GROUP PLC+                                                       73,401
          5,304         VIROPHARMA INCORPORATED+                                                              196,248

                                                                                                            1,628,376
                                                                                                          -----------
COMMUNICATIONS - 14.95%
          1,472         AIRGATE PCS INCORPORATED +                                                             77,648
          5,274         ALLIED RISER COMMUNICATIONS CORPORATION+                                              109,105
          3,326         CLASSIC COMMUNICATIONS INCORPORATED+                                                  121,606
          4,690         COMMONWEALTH TELEPHONE ENTERPRISES INCORPORATED+                                      247,984
          4,659         CROWN CASTLE INTERNATIONAL CORPORATION+                                               149,670
         12,633         CUMULUS MEDIA INCORPORATED+                                                           641,125
          3,199         DSET CORPORATION+                                                                     119,563
          2,804         EMMIS COMMUNICATIONS CORPORATION+                                                     349,492
          1,482         ILLUMINET HOLDINGS INCORPORATED+                                                       81,510
          4,783         INSIGHT COMMUNICATIONS COMPANY INCORPORATED+                                          141,696
          2,525         INTERMEDIA COMMUNICATIONS INCORPORATED+                                                98,002
          3,099         MEDIAPLEX INCORPORATED+                                                               194,462
          1,675         MGC COMMUNICATIONS INCORPORATED+                                                       85,006
          5,165         NDS GROUP PLC ADR+                                                                    157,533
          1,775         NORTHPOINT COMMUNICATIONS GROUP INCORPORATED+                                          42,600
          3,158         RAZORFISH INCORPORATED+                                                               300,405
          4,194         SPANISH BROADCASTING SYSTEM INCORPORATED+                                             168,809
          1,431         TRITON PCS INCORPORATED+                                                               65,111
          5,769         TRUE NORTH COMMUNICATIONS INCORPORATED                                                257,802
          2,841         VIATEL INCORPORATED+                                                                  152,349

                                                                                                            3,561,478
                                                                                                          -----------
DEPOSITORY INSTITUTIONS - 2.36%
         10,637         COMMUNITY FIRST BANKSHARES INCORPORATED                                               167,533
         11,302         FIRSTFED FINANCIAL CORPORATION+                                                       158,934
          4,752         SILICON VALLEY BANCSHARES+                                                            235,224

                                                                                                              561,691
                                                                                                          -----------
EDUCATIONAL SERVICES - 0.27%
          3,481         DEVRY INCORPORATED+                                                                    64,834
                                                                                                          -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 11.81%
          6,637         AMKOR TECHNOLOGY INCORPORATED+                                                        187,495
          1,900         ASPECT COMMUNICATIONS CORPORATION+                                                     74,338
          3,219         BURR-BROWN CORPORATION+                                                               116,286
          5,986         CTC COMMUNICATIONS GROUP INCORPORATED+                                                233,547
          7,035         CYPRESS SEMICONDUCTOR CORPORATION+                                                    227,758
          3,700         DIGITAL MICROWAVE CORPORATION+                                                         86,718

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                              VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (continued)
          1,839         DII GROUP INCORPORATED+                                                           $   130,512
          1,730         HARMONIC INCORPORATED+                                                                164,242
          1,007         HI/FN INCORPORATED+                                                                    39,021
          1,265         JNI CORPORATION+                                                                       83,490
          3,228         LATTICE SEMICONDUCTOR CORPORATION+                                                    152,120
         10,040         MAKER COMMUNICATIONS INCORPORATED+                                                    429,210
          2,629         MICREL INCORPORATED+                                                                  149,689
          2,902         PLX TECHNOLOGY INCORPORATED+                                                           54,957
          8,585         POWER INTEGRATIONS INCORPORATED+                                                      411,543
          2,526         TERAYON COMMUNICATION SYSTEMS INCORPORATED+                                           158,664
          1,570         TRANSWITCH CORPORATION+                                                               113,923

                                                                                                            2,813,513
                                                                                                          -----------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 4.88%
          1,085         AFFYMETRIX INCORPORATED+                                                              184,111
          9,230         CEPHALON INCORPORATED+                                                                319,012
          1,505         DIAMOND TECHNOLOGY PARTNERS INCORPORATED+                                             129,336
            961         FLYCAST COMMUNICATIONS CORPORATION+                                                   124,870
          2,660         HARRIS INTERACTIVE INCORPORATED+                                                       34,746
          3,306         MANAGEMENT NETWORK GROUP INCORPORATED+                                                107,858
          1,229         MAXYGEN+                                                                               87,259
          1,085         MILLENNIUM PHARMACEUTICALS INCORPORATED+                                              132,370
          1,570         PROFIT RECOVERY GROUP INTERNATIONAL INCORPORATED+                                      41,703

                                                                                                            1,161,265
                                                                                                          -----------
FOOD & KINDRED PRODUCTS - 0.58%
          4,456         AMERICAN ITALIAN PASTA COMPANY+                                                       137,022
                                                                                                          -----------
GENERAL MERCHANDISE STORES - 1.50%
          5,136         AMES DEPARTMENT STORES INCORPORATED+                                                  147,981
          5,744         BJ'S WHOLESALE CLUB INCORPORATED+                                                     209,656

                                                                                                              357,637
                                                                                                          -----------
HEALTH SERVICES - 1.69%
         12,938         CAREMARK RX INCORPORATED+                                                              65,498
          4,390         ENZON INCORPORATED+                                                                   190,416
            956         HUMAN GENOME SCIENCE INCORPORATED+                                                    145,910

                                                                                                              401,824
                                                                                                          -----------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.28%
          6,461         REX STORES CORPORATION+                                                               226,135
          4,287         TUESDAY MORNING CORPORATION+                                                           79,042

                                                                                                              305,177
                                                                                                          -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.94%
          1,981         ASYST TECHNOLOGIES INCORPORATED+                                                      129,879
          1,911         EMULEX CORPORATION+                                                                   214,988
          4,070         LAM RESEARCH CORPORATION+                                                             454,059
          2,975         PARADYNE NETWORKS INCORPORATED+                                                        81,069

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999                     VARIABLE TRUST
--------------------------------------------------------------------------------

   VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                              VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)
          1,378         PRI AUTOMATION INCORPORATED+                                                      $    92,498
          1,575         SANDISK CORPORATION+                                                                  151,594
          6,684         VISUAL NETWORKS INCORPORATED+                                                         529,707

                                                                                                            1,653,794
                                                                                                          -----------
INSURANCE CARRIERS - 0.71%
          5,888         FPIC INSURANCE GROUP INCORPORATED+                                                     98,256
          4,912         MIIX GROUP INCORPORATED                                                                71,838

                                                                                                              170,094
                                                                                                          -----------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.03%
          5,026         CERUS CORPORATION+                                                                    133,189
          4,786         CYMER INCORPORATED+                                                                   220,156
          6,833         LTX CORPORATION+                                                                      152,888
          1,530         OPTICAL COATING LABORATORIES INCORPORATED                                             452,880

                                                                                                              959,113
                                                                                                          -----------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.54%
          7,908         YANKEE CANDLE COMPANY INCORPORATED+                                                   128,999
                                                                                                          -----------
MISCELLANEOUS RETAIL - 1.59%
          2,799         MICHAELS STORES INCORPORATED+                                                          79,772
          8,548         PETCO ANIMAL SUPPLIES INCORPORATED+                                                   127,151
          3,540         ZALE CORPORATION+                                                                     171,248

                                                                                                              378,171
                                                                                                          -----------
NONDEPOSITORY CREDIT INSTITUTIONS - 2.59%
         13,432         AMERICREDIT CORPORATION+                                                              248,492
          6,739         METRIS COMPANIES INCORPORATED                                                         240,498
          4,447         NEXTCARD INCORPORATED+                                                                128,407

                                                                                                              617,397
                                                                                                          -----------
OIL & GAS EXTRACTION - 5.14%
          3,766         B.J. SERVICES COMPANY+                                                                157,465
         11,998         HELMERICH & PAYNE INCORPORATED                                                        261,706
         12,829         MARINE DRILLING COMPANY INCORPORATED+                                                 287,851
          3,750         NEWFIELD EXPLORATION COMPANY+                                                         100,313
          7,375         OCEAN ENERGY INCORPORATED+                                                             57,156
          7,283         PRECISION DRILLING CORPORATION+                                                       187,082
          2,030         STONE ENERGY CORPORATION+                                                              72,319
          4,313         UTI ENERGY CORPORATION+                                                                99,469

                                                                                                            1,223,361
                                                                                                          -----------
PRIMARY METAL INDUSTRIES - 0.59%
          3,481         COMMSCOPE INCORPORATED+                                                               140,328
                                                                                                          -----------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.44%
          1,596         SEI INVESTMENTS COMPANY                                                               189,949

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

   VARIABLE TRUST SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES                  SECURITY DESCRIPTION                                                              VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (continued)
          5,684         WADDELL & REED FINANCIAL INCORPORATED - CLASS A                                   $   154,179

                                                                                                              344,128
                                                                                                          -----------
TRANSPORTATION SERVICES - 0.72%
          2,993         C.H. ROBINSON WORLDWIDE INCORPORATED                                                  118,973
          1,524         EXPEDIA INCORPORATED+                                                                  53,340

                                                                                                              172,313
                                                                                                          -----------
WHOLESALE TRADE-DURABLE GOODS - 2.25%
          2,000         ACT MANUFACTURING INCORPORATED+                                                        75,000
          3,156         CYTYC CORPORATION+                                                                    192,713
          4,509         INSIGHT ENTERPRISES INCORPORATED+                                                     183,178
          3,770         KENT ELECTRONICS CORPORATION+                                                          85,768

                                                                                                              536,659
                                                                                                          -----------
WHOLESALE TRADE-NONDURABLE GOODS - 0.28%
          2,279         BARRETT RESOURCES CORPORATION+                                                         67,088
                                                                                                          -----------

                                                                                                           23,842,102
TOTAL COMMON STOCK (COST $16,947,136)
                                                                                                          -----------

PRINCIPAL               SECURITY DESCRIPTION                                          INTEREST RATE   MATURITY DATE      VALUE
REPURCHASE AGREEMENTS - 1.97%
     $  469,947         LEHMAN BROTHERS INCORPORATED REPURCHASE AGREEMENT
                        -102% COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                  4.55%       01/03/00          469,947
                                                                                                                      -----------

                                                                                                                          469,947
TOTAL REPURCHASE AGREEMENTS (COST $469,947)
                                                                                                                      -----------

TOTAL INVESTMENTS IN SECURITIES
(COST $17,417,083)*                                             102.06%   $24,312,049
OTHER ASSETS AND LIABILITIES, NET                                (2.06)      (493,058)
                                                                ------    -----------
TOTAL NET ASSETS                                                100.00%   $23,818,991
                                                                ------    -----------

                    +   NON-INCOME EARNING SECURITIES.
                    *   COST FOR FEDERAL INCOME TAX PURPOSES IS $17,499,580 AND NET
                        UNREALIZED APPRECIATION CONSISTS OF:



GROSS UNREALIZED APPRECIATION                                 $7,387,548
GROSS UNREALIZED DEPRECIATION                                   (575,079)
                                                              ----------
NET UNREALIZED APPRECIATION                                   $6,812,469

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST          STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                           ASSET ALLOCATION  CORPORATE BOND
                                       FUND            FUND
-----------------------------------------------------------

ASSETS
INVESTMENTS:
  IN SECURITIES, AT
    MARKET VALUE (SEE
    COST BELOW)..........    $238,876,138      $66,991,886
  CASH...................          2,271            5,593
  RECEIVABLE FOR
    DIVIDENDS AND
    INTEREST AND OTHER
    RECEIVABLES..........      1,877,720        1,192,218
  RECEIVABLE FOR
    INVESTMENTS SOLD.....          4,718                0
  RECEIVABLE FOR FUND
    SHARES ISSUED........        228,946          386,422
  RECEIVABLE FROM
    INVESTMENT ADVISER
    AND AFFILIATES.......              0                0
  VARIATION MARGIN ON
    FUTURES CONTRACTS....          9,350                0
  UNREALIZED APPRECIATION
    ON FORWARD FOREIGN
    CURRENCY CONTRACTS...              0            4,573
                             -----------       ----------
TOTAL ASSETS.............    240,999,143       68,580,692
                             -----------       ----------

LIABILITIES
  PAYABLE FOR INVESTMENTS
    PURCHASED............              0                0
  DIVIDENDS PAYABLE......              0           24,368
  PAYABLE FOR FUND SHARES
    REDEEMED.............              0                0
  PAYABLE TO INVESTMENT
    ADVISER AND
    AFFILIATES...........        122,553           16,713
  PAYABLE TO OTHER
    RELATED PARTIES......        157,578           53,739
  ACCRUED EXPENSES AND
    OTHER LIABILITIES....         48,022           62,854
                             -----------       ----------
TOTAL LIABILITIES........        328,153          157,674
                             -----------       ----------
TOTAL NET ASSETS.........    $240,670,990      $68,423,018
                             -----------       ----------

NET ASSETS CONSIST OF:
  PAID-IN CAPITAL........    $211,171,901      $69,649,218
  UNDISTRIBUTED
    (OVERDISTRIBUTED) NET
    INVESTMENT INCOME....        137,010           18,058
  UNDISTRIBUTED NET
    REALIZED GAIN (LOSS)
    ON INVESTMENTS.......      7,210,288          (69,552)
  NET UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    INVESTMENTS..........     22,079,666       (1,179,164)
  NET UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FOREIGN CURRENCY
    TRANSACTIONS.........              0            4,458
  NET UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FUTURES CONTRACTS....         72,125                0
                             -----------       ----------
TOTAL NET ASSETS.........    $240,670,990      $68,423,018
                             -----------       ----------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
NET ASSETS...............    $240,670,990      $68,423,018
SHARES OUTSTANDING.......     16,688,676        6,966,686
NET ASSET VALUE AND
  OFFERING PRICE.........    $     14.42       $     9.82
                             -----------       ----------
INVESTMENT AT COST
  (NOTE 10)..............    $216,796,472      $68,171,050
                             -----------       ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1999          VARIABLE TRUST
--------------------------------------------------------------------------------

                                                                           LARGE
                           EQUITY INCOME  EQUITY VALUE                   COMPANY        MONEY
                                    FUND          FUND  GROWTH FUND  GROWTH FUND  MARKET FUND    SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------

ASSETS
INVESTMENTS:
  IN SECURITIES, AT
    MARKET VALUE (SEE
    COST BELOW)..........   $127,136,421  $26,942,293   $128,544,045 $51,184,315  $42,232,821              $24,312,049
  CASH...................             0         9,237        19,160           0             0                        0
  RECEIVABLE FOR
    DIVIDENDS AND
    INTEREST AND OTHER
    RECEIVABLES..........       248,970        24,879        55,471      13,397       187,046                    1,224
  RECEIVABLE FOR
    INVESTMENTS SOLD.....             0             0             0           0             0                  110,799
  RECEIVABLE FOR FUND
    SHARES ISSUED........       583,824       206,429        60,725      63,629             0                    1,058
  RECEIVABLE FROM
    INVESTMENT ADVISER
    AND AFFILIATES.......             0             0             0           0             0                    5,838
  VARIATION MARGIN ON
    FUTURES CONTRACTS....             0             0             0           0             0                        0
  UNREALIZED APPRECIATION
    ON FORWARD FOREIGN
    CURRENCY CONTRACTS...             0             0             0           0             0                        0
                            -----------   -----------   -----------  ----------   -----------   ----------------------
TOTAL ASSETS.............   127,969,215    27,182,838   128,679,401  51,261,341    42,419,867               24,430,968
                            -----------   -----------   -----------  ----------   -----------   ----------------------

LIABILITIES
  PAYABLE FOR INVESTMENTS
    PURCHASED............             0       549,202             0     195,653             0                  120,761
  DIVIDENDS PAYABLE......             0             0             0           0       185,411                        0
  PAYABLE FOR FUND SHARES
    REDEEMED.............             0             0             0           0             0                  400,459
  PAYABLE TO INVESTMENT
    ADVISER AND
    AFFILIATES...........        62,560         3,524        55,599      12,159        19,212                        0
  PAYABLE TO OTHER
    RELATED PARTIES......        84,765        25,656        91,305      35,535        12,046                   25,812
  ACCRUED EXPENSES AND
    OTHER LIABILITIES....        28,411        37,403        37,066      29,977        39,629                   64,945
                            -----------   -----------   -----------  ----------   -----------   ----------------------
TOTAL LIABILITIES........       175,736       615,785       183,970     273,324       256,298                  611,977
                            -----------   -----------   -----------  ----------   -----------   ----------------------
TOTAL NET ASSETS.........   $127,793,479  $26,567,053   $128,495,431 $50,988,017  $42,163,569              $23,818,991
                            -----------   -----------   -----------  ----------   -----------   ----------------------

NET ASSETS CONSIST OF:
  PAID-IN CAPITAL........   $108,048,369  $27,184,181   $84,650,095  $42,865,180  $42,163,569              $15,947,851
  UNDISTRIBUTED
    (OVERDISTRIBUTED) NET
    INVESTMENT INCOME....             0         4,768             0           0             0                        0
  UNDISTRIBUTED NET
    REALIZED GAIN (LOSS)
    ON INVESTMENTS.......     1,871,419    (1,633,578)   10,564,711     (83,423)            0                  976,174
  NET UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    INVESTMENTS..........    17,873,691     1,011,682    33,280,625   8,206,260             0                6,894,966
  NET UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FOREIGN CURRENCY
    TRANSACTIONS.........             0             0             0           0             0                        0
  NET UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FUTURES CONTRACTS....             0             0             0           0             0                        0
                            -----------   -----------   -----------  ----------   -----------   ----------------------
TOTAL NET ASSETS.........   $127,793,479  $26,567,053   $128,495,431 $50,988,017  $42,163,569              $23,818,991
                            -----------   -----------   -----------  ----------   -----------   ----------------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
NET ASSETS...............   $127,793,479  $26,567,053   $128,495,431 $50,988,017  $42,163,569              $23,818,991
SHARES OUTSTANDING.......     7,478,001     2,877,459     5,330,893   4,239,563    42,163,603                1,316,622
NET ASSET VALUE AND
  OFFERING PRICE.........   $     17.09   $      9.23   $     24.10  $    12.03   $      1.00                   $18.09
                            -----------   -----------   -----------  ----------   -----------   ----------------------
INVESTMENT AT COST
  (NOTE 10)..............   $109,262,730  $25,930,611   $95,263,420  $42,978,055  $42,232,821              $17,417,083
                            -----------   -----------   -----------  ----------   -----------   ----------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST   STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                           ASSET ALLOCATION  CORPORATE BOND
                                       FUND         FUND(1)
-----------------------------------------------------------

INVESTMENT INCOME
  DIVIDENDS..............  $      1,672,266  $            0
  INTEREST...............         4,295,018       1,321,953
                           ----------------  --------------
TOTAL INVESTMENT
  INCOME.................         5,967,274       1,321,953
                           ----------------  --------------

EXPENSES
  ADVISORY FEES..........         1,152,381          87,894
  ADMINISTRATION FEES....           247,853          29,297
  SHAREHOLDER SERVICING
    FEES.................           332,258               0
  PORTFOLIO ACCOUNTING
    FEES.................            92,667          19,141
  CUSTODY................                 0           3,907
  TRANSFER AGENT.........           224,633          35,342
  DISTRIBUTION FEES......           161,346          48,830
  LEGAL AND AUDIT FEES...            76,885          12,738
  REGISTRATION FEES......             2,141               0
  DIRECTORS' FEES........             4,018           1,620
  SHAREHOLDER REPORTS....            16,488             816
  OTHER..................             8,083           4,387
                           ----------------  --------------
TOTAL EXPENSES...........         2,318,753         243,972
                           ----------------  --------------
LESS:
  WAIVED FEES AND
    REIMBURSED
    EXPENSES.............          (398,328)        (68,198)
  NET EXPENSES...........         1,920,425         175,774
                           ----------------  --------------
NET INVESTMENT INCOME
  (LOSS).................         4,046,849       1,146,179
                           ----------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------
NET REALIZED GAIN (LOSS)
  FROM:
  SECURITIES.............         7,407,467         (69,552)
  FOREIGN CURRENCY
    TRANSACTIONS.........                 0          18,068
                           ----------------  --------------
NET REALIZED GAIN (LOSS)
  FROM INVESTMENTS.......         7,407,467         (51,484)
                           ----------------  --------------
NET CHANGE IN UNREALIZED
  APPRECIATION
  (DEPRECIATION) OF:
  SECURITIES.............         6,204,795      (1,179,164)
  FOREIGN CURRENCY
    TRANSACTIONS.........                 0           4,458
  FINANCIAL FUTURES
    TRANSACTIONS.........            72,125               0
NET CHANGE IN UNREALIZED
  APPRECIATION
  (DEPRECIATION) OF
  INVESTMENTS............         6,276,920      (1,174,706)
                           ----------------  --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.........        13,684,387      (1,226,190)
                           ----------------  --------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $     17,731,236  $      (80,011)
                           ----------------  --------------

(1)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 20, 1999.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
60

STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999   VARIABLE TRUST
--------------------------------------------------------------------------------

                           EQUITY INCOME  EQUITY VALUE        GROWTH   LARGE COMPANY  MONEY MARKET    SMALL CAP
                                    FUND          FUND          FUND  GROWTH FUND(1)          FUND  GROWTH FUND
---------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  DIVIDENDS..............  $   2,034,373  $    351,905  $  1,068,202  $       39,083  $          0  $    28,768
  INTEREST...............        187,062        51,665       259,955          24,272     1,768,904       51,565
                           -------------  ------------  ------------  --------------  ------------  -----------
TOTAL INVESTMENT
  INCOME.................      2,221,435       403,570     1,328,157          63,355     1,768,904       80,333
                           -------------  ------------  ------------  --------------  ------------  -----------

EXPENSES
  ADVISORY FEES..........        791,587       116,209       658,836          65,721       144,255      107,145
  ADMINISTRATION FEES....        127,550        25,910       139,129          17,924        42,312       16,352
  SHAREHOLDER SERVICING
    FEES.................              0        32,442       195,932               0        53,893            0
  PORTFOLIO ACCOUNTING
    FEES.................         47,929        45,477        78,666          18,880        54,522       57,951
  CUSTODY................         21,989         3,561        26,407           2,390         8,475        2,745
  TRANSFER AGENT.........         94,295        30,832       159,484          21,867        27,765       22,871
  DISTRIBUTION FEES......         88,004        17,424        85,727          29,874             0       13,157
  LEGAL AND AUDIT FEES...         27,833        21,741        63,991           6,812        15,371       20,643
  REGISTRATION FEES......              0         1,945         1,657               0         1,370            0
  DIRECTORS' FEES........          2,503         4,028         1,293           1,620         4,031        1,724
  SHAREHOLDER REPORTS....         10,957         2,751        11,450           2,103         3,945        4,260
  OTHER..................         15,367         2,314         3,196           3,469           885       18,464
                           -------------  ------------  ------------  --------------  ------------  -----------
TOTAL EXPENSES...........      1,228,014       304,634     1,425,768         170,660       356,824      265,312
                           -------------  ------------  ------------  --------------  ------------  -----------
LESS:
  WAIVED FEES AND
    REIMBURSED
    EXPENSES.............       (278,662)      (92,366)     (221,406)        (51,615)      (71,025)    (135,102)
  NET EXPENSES...........        949,352       212,268     1,204,362         119,045       285,799      130,210
                           -------------  ------------  ------------  --------------  ------------  -----------
NET INVESTMENT INCOME
  (LOSS).................      1,272,083       191,302       123,795         (55,690)    1,483,105      (49,877)
                           -------------  ------------  ------------  --------------  ------------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  FROM:
  SECURITIES.............      1,883,661    (1,551,864)   10,638,775         (83,423)           11    4,402,871
  FOREIGN CURRENCY
    TRANSACTIONS.........              0             0             0               0             0            0
                           -------------  ------------  ------------  --------------  ------------  -----------
NET REALIZED GAIN (LOSS)
  FROM INVESTMENTS.......      1,883,661    (1,551,864)   10,638,775         (83,423)           11    4,402,871
                           -------------  ------------  ------------  --------------  ------------  -----------
NET CHANGE IN UNREALIZED
  APPRECIATION
  (DEPRECIATION) OF:
  SECURITIES.............      3,863,205       569,740    10,407,812       8,206,260             0    5,150,330
  FOREIGN CURRENCY
    TRANSACTIONS.........              0             0             0               0             0            0
  FINANCIAL FUTURES
    TRANSACTIONS.........              0             0             0               0             0            0
NET CHANGE IN UNREALIZED
  APPRECIATION
  (DEPRECIATION) OF
  INVESTMENTS............      3,863,205       569,740    10,407,812       8,206,260             0    5,150,330
                           -------------  ------------  ------------  --------------  ------------  -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.........      5,746,866      (982,124)   21,046,587       8,122,837            11    9,553,201
                           -------------  ------------  ------------  --------------  ------------  -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $   7,018,949  $   (790,822) $ 21,170,382  $    8,067,147  $  1,483,116  $ 9,503,324
                           -------------  ------------  ------------  --------------  ------------  -----------

(1)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 20, 1999.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                               STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                     ASSET ALLOCATION                CORPORATE BOND
                                           FUND                           FUND
                           ------------------------------------  -----------------------
                                                                 FROM SEPTEMBER 20, 1999
                                     FOR THE            FOR THE            (COMMENCEMENT
                                  YEAR ENDED         YEAR ENDED        OF OPERATIONS) TO
                           DECEMBER 31, 1999  DECEMBER 31, 1998        DECEMBER 31, 1999
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
BEGINNING NET ASSETS.....  $     156,240,933  $      86,505,856  $                     0
                           -----------------  -----------------  -----------------------
OPERATIONS:
  NET INVESTMENT INCOME
    (LOSS)...............          4,046,849          3,009,495                1,146,179
  NET REALIZED GAIN
    (LOSS) ON SALE OF
    INVESTMENTS AND
    FOREIGN CURRENCY
    TRANSACTIONS.........          7,407,467          9,956,845                  (51,484)
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    INVESTMENTS AND
    TRANSLATION OF ASSETS
    IN FOREIGN
    CURRENCY.............          6,204,795         14,560,276               (1,179,164)
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FORWARD FOREIGN
    CURRENCY CONTRACTS...                  0                  0                    4,458
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FUTURES..............             72,125           (718,350)                       0
                           -----------------  -----------------  -----------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........         17,731,236         26,808,266                  (80,011)
                           -----------------  -----------------  -----------------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  NET INVESTMENT
    INCOME...............         (3,909,839)        (3,009,495)              (1,146,189)
  NET REALIZED GAIN ON
    SALE OF
    INVESTMENTS..........           (200,663)       (11,816,851)                       0
CAPITAL SHARE TRANSACTIONS:
  PROCEEDS FROM SHARES
    SOLD.................         71,043,067         44,467,683               70,873,232
  REINVESTMENT OF
    DIVIDENDS............          4,579,771         14,826,346                1,121,820
  COST OF SHARES
    REDEEMED.............         (4,813,515)        (1,540,872)              (2,345,834)
                           -----------------  -----------------  -----------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CAPITAL SHARE
  TRANSACTIONS...........         70,809,323         57,753,157               69,649,218
                           -----------------  -----------------  -----------------------
NET INCREASE (DECREASE)
  IN NET ASSETS..........         84,430,057         69,735,077               68,423,018
                           -----------------  -----------------  -----------------------
NET ASSETS:
ENDING NET ASSETS........  $     240,670,990  $     156,240,933  $            68,423,018
                           -----------------  -----------------  -----------------------
SHARE ISSUED AND REDEEMED:
  SHARES SOLD............          5,092,781          3,380,397                7,089,778
  SHARES ISSUED IN
    REINVESTMENT OF
    DIVIDENDS............            329,334          1,141,331                  113,155
  SHARES REDEEMED........           (351,542)          (120,729)                (236,247)
                           -----------------  -----------------  -----------------------
NET INCREASE (DECREASE)
  IN SHARES
  OUTSTANDING............          5,070,573          4,400,999                6,966,686
                           -----------------  -----------------  -----------------------
ENDING BALANCE OF
  UNDISTRIBUTED NET
  INVESTMENT INCOME......  $         137,010  $               0  $                18,058
                           -----------------  -----------------  -----------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $2,616,673 AND "SHARES SOLD" INCLUDES 239,403 AS A RESULT OF THE CONSOLIDATION OF THE LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
62

STATEMENTS OF CHANGES IN NET ASSETS                               VARIABLE TRUST
--------------------------------------------------------------------------------

                                      EQUITY INCOME                          EQUITY VALUE                   GROWTH
                                           FUND                                  FUND                        FUND
                           ------------------------------------  ------------------------------------  -----------------
                                                                                     FROM MAY 1, 1998
                                     FOR THE            FOR THE            FOR THE      (COMMENCEMENT            FOR THE
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED  OF OPERATIONS) TO         YEAR ENDED
                           DECEMBER 31, 1999  DECEMBER 31, 1998  DECEMBER 31, 1999  DECEMBER 31, 1998  DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
BEGINNING NET ASSETS.....  $      86,068,731  $      39,888,248  $      11,071,528  $               0  $     100,926,722
                           -----------------  -----------------  -----------------  -----------------  -----------------
OPERATIONS:
  NET INVESTMENT INCOME
    (LOSS)...............          1,272,083            930,041            191,302             53,366            123,795
  NET REALIZED GAIN
    (LOSS) ON SALE OF
    INVESTMENTS AND
    FOREIGN CURRENCY
    TRANSACTIONS.........          1,883,661            124,787         (1,551,864)           (81,714)        10,638,775
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    INVESTMENTS AND
    TRANSLATION OF ASSETS
    IN FOREIGN
    CURRENCY.............          3,863,205          9,270,806            569,740            441,942         10,407,812
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FORWARD FOREIGN
    CURRENCY CONTRACTS...                  0                  0                  0                  0                  0
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FUTURES..............                  0                  0                  0                  0                  0
                           -----------------  -----------------  -----------------  -----------------  -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........          7,018,949         10,325,634           (790,822)           413,594         21,170,382
                           -----------------  -----------------  -----------------  -----------------  -----------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  NET INVESTMENT
    INCOME...............         (1,284,267)          (932,147)          (186,534)           (53,366)          (143,726)
  NET REALIZED GAIN ON
    SALE OF
    INVESTMENTS..........                  0           (124,789)                 0                  0                  0
CAPITAL SHARE TRANSACTIONS:
  PROCEEDS FROM SHARES
    SOLD.................         38,101,683         37,717,863         19,315,350         11,413,266         13,327,810
  REINVESTMENT OF
    DIVIDENDS............          1,284,267          1,056,936            213,190             53,366            178,395
  COST OF SHARES
    REDEEMED.............         (3,395,884)        (1,863,014)        (3,055,659)          (755,332)        (6,964,151)
                           -----------------  -----------------  -----------------  -----------------  -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CAPITAL SHARE
  TRANSACTIONS...........         35,990,066         36,911,785         16,472,881         10,711,300          6,542,054
                           -----------------  -----------------  -----------------  -----------------  -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS..........         41,724,748         46,180,483         15,495,525         11,071,528         27,568,710
                           -----------------  -----------------  -----------------  -----------------  -----------------
NET ASSETS:
ENDING NET ASSETS........  $     127,793,479  $      86,068,731  $      26,567,053  $      11,071,528  $     128,495,431
                           -----------------  -----------------  -----------------  -----------------  -----------------
SHARE ISSUED AND REDEEMED:
  SHARES SOLD............          2,229,286          2,522,285          2,010,909          1,234,474            612,846
  SHARES ISSUED IN
    REINVESTMENT OF
    DIVIDENDS............             75,691             66,058             22,806              5,850              8,405
  SHARES REDEEMED........           (205,745)          (124,465)          (315,799)           (80,781)          (325,078)
                           -----------------  -----------------  -----------------  -----------------  -----------------
NET INCREASE (DECREASE)
  IN SHARES
  OUTSTANDING............          2,099,232          2,463,878          1,717,916          1,159,543            296,173
                           -----------------  -----------------  -----------------  -----------------  -----------------
ENDING BALANCE OF
  UNDISTRIBUTED NET
  INVESTMENT INCOME......  $               0  $               0  $           4,768  $               0  $               0
                           -----------------  -----------------  -----------------  -----------------  -----------------

                                GROWTH             LARGE COMPANY
                                 FUND               GROWTH FUND
                           -----------------  -----------------------
                                              FROM SEPTEMBER 20, 1999
                                     FOR THE            (COMMENCEMENT
                                  YEAR ENDED        OF OPERATIONS) TO
                           DECEMBER 31, 1998        DECEMBER 31, 1999
-------------------------
INCREASE (DECREASE) IN NE
BEGINNING NET ASSETS.....  $      71,943,868  $                     0
                           -----------------  -----------------------
OPERATIONS:
  NET INVESTMENT INCOME
    (LOSS)...............            437,253                  (55,690)
  NET REALIZED GAIN
    (LOSS) ON SALE OF
    INVESTMENTS AND
    FOREIGN CURRENCY
    TRANSACTIONS.........          3,245,542                  (83,423)
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    INVESTMENTS AND
    TRANSLATION OF ASSETS
    IN FOREIGN
    CURRENCY.............         18,355,014                8,206,260
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FORWARD FOREIGN
    CURRENCY CONTRACTS...                  0                        0
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FUTURES..............                  0                        0
                           -----------------  -----------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........         22,037,809                8,067,147
                           -----------------  -----------------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  NET INVESTMENT
    INCOME...............           (437,253)                       0
  NET REALIZED GAIN ON
    SALE OF
    INVESTMENTS..........         (6,510,869)                       0
CAPITAL SHARE TRANSACTION
  PROCEEDS FROM SHARES
    SOLD.................         13,257,592               44,008,193
  REINVESTMENT OF
    DIVIDENDS............          6,948,122                        0
  COST OF SHARES
    REDEEMED.............         (6,312,547)              (1,087,323)
                           -----------------  -----------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CAPITAL SHARE
  TRANSACTIONS...........         13,893,167               42,920,870
                           -----------------  -----------------------
NET INCREASE (DECREASE)
  IN NET ASSETS..........         28,982,854               50,988,017
                           -----------------  -----------------------
NET ASSETS:
ENDING NET ASSETS........  $     100,926,722  $            50,988,017
                           -----------------  -----------------------
SHARE ISSUED AND REDEEMED
  SHARES SOLD............            729,308                4,344,118
  SHARES ISSUED IN
    REINVESTMENT OF
    DIVIDENDS............            368,338                        0
  SHARES REDEEMED........           (348,326)                (104,555)
                           -----------------  -----------------------
NET INCREASE (DECREASE)
  IN SHARES
  OUTSTANDING............            749,320                4,239,563
                           -----------------  -----------------------
ENDING BALANCE OF
  UNDISTRIBUTED NET
  INVESTMENT INCOME......  $               0  $                     0
                           -----------------  -----------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $2,616,673 AND "SHARES SOLD" INCLUDES 239,403 AS A RESULT OF THE CONSOLIDATION OF THE LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                               STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                       MONEY MARKET                              SMALL CAP
                                           FUND                                 GROWTH FUND
                           ------------------------------------  -----------------------------------------
                                     FOR THE            FOR THE                 FOR THE            FOR THE
                                  YEAR ENDED         YEAR ENDED              YEAR ENDED         YEAR ENDED
                           DECEMBER 31, 1999  DECEMBER 31, 1998    DECEMBER 31, 1999(1)  DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
BEGINNING NET ASSETS.....  $      26,318,825  $      14,787,628  $           13,294,779  $      11,481,832
                           -----------------  -----------------  ----------------------  -----------------
OPERATIONS:
  NET INVESTMENT INCOME
    (LOSS)...............          1,483,105            807,850                 (49,877)            39,314
  NET REALIZED GAIN
    (LOSS) ON SALE OF
    INVESTMENTS AND
    FOREIGN CURRENCY
    TRANSACTIONS.........                 11                551               4,402,871         (3,079,073)
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    INVESTMENTS AND
    TRANSLATION OF ASSETS
    IN FOREIGN
    CURRENCY.............                  0                  0               5,150,330          1,006,437
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FORWARD FOREIGN
    CURRENCY CONTRACTS...                  0                  0                       0                  0
  NET CHANGE IN
    UNREALIZED
    APPRECIATION
    (DEPRECIATION) OF
    FUTURES..............                  0                  0                       0                  0
                           -----------------  -----------------  ----------------------  -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........          1,483,116            808,401               9,503,324         (2,033,322)
                           -----------------  -----------------  ----------------------  -----------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  NET INVESTMENT
    INCOME...............         (1,483,116)          (807,850)                      0            (39,617)
  NET REALIZED GAIN ON
    SALE OF
    INVESTMENTS..........                  0               (551)                      0                  0
CAPITAL SHARE TRANSACTIONS:
  PROCEEDS FROM SHARES
    SOLD.................         49,943,149         29,184,120               4,726,759          6,332,722
  REINVESTMENT OF
    DIVIDENDS............          1,389,785            808,401                       0             39,617
  COST OF SHARES
    REDEEMED.............        (35,488,190)       (18,461,324)             (3,705,871)        (2,486,453)
                           -----------------  -----------------  ----------------------  -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CAPITAL SHARE
  TRANSACTIONS...........         15,844,744         11,531,197               1,020,888          3,885,886
                           -----------------  -----------------  ----------------------  -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS..........         15,844,744         11,531,197              10,524,212          1,812,947
                           -----------------  -----------------  ----------------------  -----------------
NET ASSETS:
ENDING NET ASSETS........  $      42,163,569  $      26,318,825  $           23,818,991  $      13,294,779
                           -----------------  -----------------  ----------------------  -----------------
SHARE ISSUED AND REDEEMED:
  SHARES SOLD............         49,943,177         29,184,121                 413,588            515,865
  SHARES ISSUED IN
    REINVESTMENT OF
    DIVIDENDS............          1,389,786            808,531                       0              3,641
  SHARES REDEEMED........        (35,488,190)       (18,461,454)               (318,587)          (197,147)
                           -----------------  -----------------  ----------------------  -----------------
NET INCREASE (DECREASE)
  IN SHARES
  OUTSTANDING............         15,844,773         11,531,198                  95,001            322,359
                           -----------------  -----------------  ----------------------  -----------------
ENDING BALANCE OF
  UNDISTRIBUTED NET
  INVESTMENT INCOME......  $               0  $               0  $                    0  $               0
                           -----------------  -----------------  ----------------------  -----------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $2,616,673 AND "SHARES SOLD" INCLUDES 239,403 AS A RESULT OF THE CONSOLIDATION OF THE LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
64

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           BEGINNING                NET REALIZED
                           NET ASSET         NET             AND
                               VALUE  INVESTMENT      UNREALIZED            DIVIDENDS
                                 PER      INCOME  GAIN (LOSS) ON  FROM NET INVESTMENT
                               SHARE      (LOSS)     INVESTMENTS               INCOME
-------------------------------------------------------------------------------------

ASSET ALLOCATION FUND
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $   13.45        0.27            0.97                (0.26)
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......  $   11.99        0.34            2.60                (0.34)
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......  $   11.42        0.60            1.73                (0.60)
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......  $   11.27        0.56            0.69                (0.56)
JANUARY 1, 1995 TO
  DECEMBER 31, 1995......  $    9.71        0.55            2.21                (0.55)

CORPORATE BOND FUND
-------------------------------------------------------------------------------------
SEPTEMBER 20, 1999 (3) TO
  DECEMBER 31, 1999......  $   10.00        0.16           (0.18)               (0.16)

EQUITY INCOME FUND
-------------------------------------------------------------------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $   16.00        0.17            1.09                (0.17)
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......  $   13.68        0.18            2.34                (0.18)
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......  $   10.91        0.14            2.79                (0.14)
MAY 6, 1996 (3) TO
  DECEMBER 31, 1996......  $   10.00        0.08            0.92                (0.08)

EQUITY VALUE FUND
-------------------------------------------------------------------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $    9.55        0.08           (0.32)               (0.08)
MAY 1, 1998 (3) TO
  DECEMBER 31, 1998......  $   10.00        0.07           (0.45)               (0.07)

GROWTH FUND
-------------------------------------------------------------------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $   20.05        0.02            4.06                (0.03)
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......  $   16.79        0.09            4.65                (0.09)
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......  $   15.34        0.19            2.48                (0.19)
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......  $   12.91        0.20            2.68                (0.20)
JANUARY 1, 1995 TO
  DECEMBER 31, 1995......  $   10.30        0.22            2.77                (0.22)

LARGE COMPANY GROWTH FUND
-------------------------------------------------------------------------------------
SEPTEMBER 20, 1999 (3) TO
  DECEMBER 31, 1999......  $   10.00       (0.01)           2.04                 0.00

MONEY MARKET FUND
-------------------------------------------------------------------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $    1.00        0.04            0.00                (0.04)
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......  $    1.00        0.05            0.00                (0.05)
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......  $    1.00        0.05            0.00                (0.05)
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......  $    1.00        0.05            0.00                (0.05)
JANUARY 1, 1995 TO
  DECEMBER 31, 1995......  $    1.00        0.05            0.00                (0.05)

SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $   10.88       (0.04)           7.25                 0.00
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......  $   12.77        0.03           (1.89)               (0.03)
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......  $   13.50        0.01            1.24                (0.01)
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......  $   11.21        0.02            3.51                (0.02)
MAY 1, 1995 (3) TO
  DECEMBER 31, 1995......  $   10.00        0.06            1.54                (0.06)

FINANCIAL HIGHLIGHTS                                              VARIABLE TRUST
--------------------------------------------------------------------------------

                           DISTRIBUTIONS                ENDING  RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                FROM NET             NET ASSET  ----------------------------------------              PORTFOLIO
                                REALIZED  RETURN OF  VALUE PER  NET INVESTMENT       NET           GROSS       TOTAL   TURNOVER
                                   GAINS    CAPITAL      SHARE   INCOME (LOSS)  EXPENSES    EXPENSES (1)  RETURN (2)       RATE
-------------------------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION FUND
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......          (0.01)      0.00  $   14.42           2.05%     0.97%           1.17%       9.33%       30%
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......          (1.14)      0.00  $   13.45           2.62%     0.92%           1.11%      25.26%       29%
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......          (1.16)      0.00  $   11.99           5.20%     0.80%           0.85%      20.88%      156%
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......          (0.54)      0.00  $   11.42           5.34%     0.69%           0.80%      11.46%        4%
JANUARY 1, 1995 TO
  DECEMBER 31, 1995......          (0.65)      0.00  $   11.27           5.58%     0.41%           1.22%      28.95%       97%

CORPORATE BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 20, 1999 (3) TO
  DECEMBER 31, 1999......           0.00       0.00  $    9.82           5.87%     0.90%           1.25%      (0.16%)      59%

EQUITY INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......           0.00       0.00  $   17.09           1.16%     0.86%           1.12%       7.90%        5%
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......          (0.02)      0.00  $   16.00           1.47%     0.80%           1.10%      18.42%        1%
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......          (0.02)      0.00  $   13.68           1.85%     0.80%           1.34%      26.90%        3%
MAY 6, 1996 (3) TO
  DECEMBER 31, 1996......          (0.01)      0.00  $   10.91           2.31%     0.80%           2.51%       9.95%        4%

EQUITY VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......           0.00       0.00  $    9.23           0.96%     1.06%           1.53%      (2.48%)     139%
MAY 1, 1998 (3) TO
  DECEMBER 31, 1998......           0.00       0.00  $    9.55           1.54%     1.09%           2.52%      (3.76%)      27%

GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......           0.00       0.00  $   24.10           0.11%     1.07%           1.27%      20.41%       54%
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......          (1.39)      0.00  $   20.05           0.51%     1.04%           1.18%      28.81%       69%
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......          (1.03)      0.00  $   16.79           1.19%     0.65%           1.01%      17.33%      124%
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......          (0.25)      0.00  $   15.34           1.53%     0.60%           1.12%      22.44%       95%
JANUARY 1, 1995 TO
  DECEMBER 31, 1995......          (0.16)      0.00  $   12.91           2.05%     0.43%           2.02%      29.19%       84%

LARGE COMPANY GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 20, 1999 (3) TO
  DECEMBER 31, 1999......           0.00       0.00  $   12.03          (0.47)%    1.00%           1.43%      20.30%        0%

MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......           0.00       0.00  $    1.00           4.45%     0.86%           1.07%       4.46%      N/A
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......           0.00       0.00  $    1.00           4.62%     0.82%           1.28%       4.77%      N/A
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......           0.00       0.00  $    1.00           4.95%     0.53%           1.07%       5.04%      N/A
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......           0.00       0.00  $    1.00           4.64%     0.51%           1.22%       4.72%      N/A
JANUARY 1, 1995 TO
  DECEMBER 31, 1995......           0.00       0.00  $    1.00           5.15%     0.42%           3.83%       5.41%      N/A

SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......           0.00       0.00  $   18.09          (0.37)%    0.95%           1.94%      66.27%      314%
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......           0.00       0.00  $   10.88           0.31%     0.80%           1.51%     (14.47)%     135%
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......          (1.59)     (0.38) $   12.77           0.07%     0.80%           1.88%       9.87%      209%
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......          (1.22)      0.00  $   13.50           0.16%     0.80%           2.82%      31.47%      195%
MAY 1, 1995 (3) TO
  DECEMBER 31, 1995......          (0.33)      0.00  $   11.21           1.02%     0.80%           5.38%      15.95%       51%


                             NET ASSETS AT
                             END OF PERIOD
                           (000'S OMITTED)
-------------------------
ASSET ALLOCATION FUND
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $       240,671
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......  $       156,241
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......  $        86,506
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......  $        51,797
JANUARY 1, 1995 TO
  DECEMBER 31, 1995......  $        25,467
CORPORATE BOND FUND
-------------------------
SEPTEMBER 20, 1999 (3) TO
  DECEMBER 31, 1999......  $        68,423
EQUITY INCOME FUND
-------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $       127,793
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......  $        86,069
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......  $        39,888
MAY 6, 1996 (3) TO
  DECEMBER 31, 1996......  $         9,415
EQUITY VALUE FUND
-------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $        26,567
MAY 1, 1998 (3) TO
  DECEMBER 31, 1998......  $        11,072
GROWTH FUND
-------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $       128,495
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......  $       100,927
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......  $        71,944
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......  $        33,381
JANUARY 1, 1995 TO
  DECEMBER 31, 1995......  $        10,920
LARGE COMPANY GROWTH FUND
-------------------------
SEPTEMBER 20, 1999 (3) TO
  DECEMBER 31, 1999......  $        50,988
MONEY MARKET FUND
-------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $        42,164
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......  $        26,319
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......  $        14,788
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......  $        12,667
JANUARY 1, 1995 TO
  DECEMBER 31, 1995......  $         5,823
SMALL CAP GROWTH FUND
-------------------------
JANUARY 1, 1999 TO
  DECEMBER 31, 1999......  $        23,819
JANUARY 1, 1998 TO
  DECEMBER 31, 1998......  $        13,295
JANUARY 1, 1997 TO
  DECEMBER 31, 1997......  $        11,482
JANUARY 1, 1996 TO
  DECEMBER 31, 1996......  $         6,091
MAY 1, 1995 (3) TO
  DECEMBER 31, 1995......  $         2,027

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 9).
(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(3)  Commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS                                     VARIABLE TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION
   Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of eight separate diversified funds (each, a "Fund", collectively, the "Funds"): the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, Large Company Growth, Money Market, and Small Cap Growth Funds. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.
   Concurrent with the establishment of the Trust, the Board of Trustees of the Life & Annuity Trust ("LAT") and the Board of Trustees of the Norwest Select Funds ("Select") approved a consolidation agreement providing for the acquisition of the assets and the assumption of liabilities of certain LAT and Norwest Select Funds into the Wells Fargo Variable Trust Funds. Effective on the close of business September 17, 1999 the LAT and/or Select Funds were consolidated into the respective Wells Fargo Variable Trust Funds through an exchange of shares as follows:

    Life & Annuity Trust Fund                   Norwest Select Fund     Wells Fargo Variable Trust Fund
    ASSET ALLOCATION FUND                                                      ASSET ALLOCATION FUND*

    U.S. GOVERNMENT ALLOCATION FUND                        INCOME FUND         CORPORATE BOND FUND***

                                                    INCOME EQUITY FUND           EQUITY INCOME FUND**

    EQUITY VALUE FUND                                                              EQUITY VALUE FUND*

    GROWTH FUND                                                                          GROWTH FUND*

                                                 VALUGROWTH STOCK FUND   LARGE COMPANY GROWTH FUND***

    MONEY MARKET FUND                                                              MONEY MARKET FUND*

    STRATEGIC GROWTH FUND                     SMALL COMPANY STOCK FUND        SMALL CAP GROWTH FUND**

  *  LAT FUND ACCOUNTING SURVIVOR
 **  SELECT FUND ACCOUNTING SURVIVOR
***  NEW FUND. NO ACCOUNTING SURVIVOR

   Concurrent with the reorganization of the LAT Strategic Growth Fund and the Norwest Select Small Company Stock Fund into the Wells Fargo Variable Trust
  Small Cap Growth Fund, the Wells Fargo Variable Trust Small Cap Growth Fund acquired all the net assets of the LAT Strategic Growth Fund and Norwest Select Small Company Stock Fund. The LAT Strategic Growth Fund exchanged its 173,629 shares (valued at $2,616,673 million, including $270,587 of unrealized appreciation) for 239,403 shares of the Wells Fargo Variable Trust Small Cap Growth Fund. The Select Small Company Stock Fund, as accounting survivor, exchanged its shares at a rate of one for one carrying all of its assets and liabilities (valued at $12,170,942) into the Wells Fargo Variable Trust Small Cap Growth Fund.
   The Wells Fargo Variable Trust Corporate Bond and Large Company Growth Funds did receive assets from the LAT and Select Trust Funds, but have a different investment objective, among other operating differences, than those respective LAT and Select Trust Funds. Thus, the Wells Fargo Variable Trust Corporate Bond and Large Company Growth Funds do not have an accounting survivor and commenced operations on September 20, 1999 for financial reporting purposes.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with generally accepted accounting principles ("GAAP") for investment companies.
   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
   Investments in securities for all Funds, with the exception of the Money Market Fund, are valued at the close of each business day. Securities which are traded on a national or foreign securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less,

VARIABLE TRUST                                     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  the valuations are based on the latest quoted bid prices. Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees.
   The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (13 months). Securities held in the Money Market Fund and debt securities maturing in 60 days or less are valued using the amortized cost method which involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
   Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").
   Dividend income is recognized on the ex-dividend date [except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date]. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
   Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS
   Each Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Funds' custodians' responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS
   The Asset Allocation and Equity Value Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On December 31, 1999, the Asset Allocation Fund held the following long futures contracts:

                                                                           Notional     Net Unrealized
    Contracts                            Type          Expiration Date  Contract Value   Appreciation
    11                              S & P 500 INDEX        MARCH 2000     $4,081,550       $72,125

   The Asset Allocation Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $250,000.

NOTES TO FINANCIAL STATEMENTS                                     VARIABLE TRUST
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACT
   At December 31, 1999, the Corporate Bond Fund had entered into a forward foreign currency contract under which it is obligated to exchange currencies at a specified future date. The Fund had an outstanding contract to sell EURO$538,000 and receive $545,155 on February 9, 2000. Net unrealized appreciation of $4,573 on this contract is included in the accompanying financial statements. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

RECLASSIFICATION OF CAPITAL ACCOUNTS
   On the statement of assets and liabilities, as a result of permanent book-to-tax and merger-related differences, reclassification adjustments were made as follows:

                                         Undistributed Net  Net Realized
                                         Investment Income   Gain/Loss    Paid in Capital
    CORPORATE BOND FUND                        18,068          (18,068)              0

    EQUITY INCOME FUND                         12,184          (12,184)              0

    GROWTH FUND                                19,932          (13,417)         (6,515)

    LARGE COMPANY GROWTH FUND                  55,690                0         (55,690)

    MONEY MARKET FUND                              11              (11)              0

    SMALL CAP GROWTH FUND                      49,877          (51,403)          1,526

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment income, if any, for the Growth, Large Company Growth, and Small Cap Growth Funds are declared and distributed annually. Dividends to shareholders from net investment income, if any, for the Asset Allocation, Equity Income, and Equity Value Funds are declared and distributed quarterly. Dividends to shareholders from net investment income, if any, for the Corporate Bond and Money Market Funds are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.
   Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

FEDERAL INCOME TAXES
   Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1999.
   For tax purposes, the Corporate Bond, Equity Value, and Large Company Growth Funds have current year deferred post-October capital losses of $35,028, $52,061 and $83,423, respectively. These losses will be realized for tax purposes on the first day of the succeeding year. The following Funds had estimated net capital loss carryforwards at December 31, 1999, which are available to offset future net realized capital gains:

                                                                Year    Capital Loss
    Date                                         Fund          Expires  Carryforwards
    DECEMBER 31, 1999                          CORPORATE BOND   2007     $   34,524

    DECEMBER 31, 1999                            EQUITY VALUE   2006         79,556

                                                 EQUITY VALUE   2007      1,202,701

    DECEMBER 31, 1999                        SMALL CAP GROWTH   2005      3,248,572

                                             SMALL CAP GROWTH   2006        582,614

   The Small Cap Growth Fund has an annual capital loss carryforward application limit of $645,910 as a result of its reorganization.

VARIABLE TRUST                                     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. ADVISORY FEES
   The Trust has entered into separate advisory contracts on behalf of the Funds with WFB. Pursuant to the contracts, WFB has agreed to provide the following Funds with daily portfolio management, for which, WFB is entitled to be paid a monthly advisory fee at the following annual rates:

    Fund                                                % of Average Daily Net Assets
    ASSET ALLOCATION FUND                                           0.55

    CORPORATE BOND FUND                                             0.45

    EQUITY INCOME FUND                                              0.55

    EQUITY VALUE FUND                                               0.55

    GROWTH FUND                                                     0.55

    LARGE COMPANY GROWTH FUND                                       0.55

    MONEY MARKET FUND                                               0.40

    SMALL CAP GROWTH FUND                                           0.75

   Prior to September 20, 1999 the Trust had entered into separate advisory contracts on behalf of all the Funds, except the Equity Income and Small Cap
  Growth Funds, with WFB. Pursuant to the contracts, WFB had agreed to provide the Funds with daily portfolio management. Under the old contracts with the Asset Allocation, Equity Value, and Growth Funds, WFB was entitled to a monthly advisory fee at an annual rate of 0.60% of each Fund's average daily net assets. Under the old contract with the Money Market Fund, WFB was entitled to a monthly advisory fee at an annual rate of 0.45% of the Fund's average daily net assets. Prior to September 20, 1999 the investment adviser to the Equity Income and Small Cap Growth Funds was Norwest Investment Management, Inc. ("Adviser"), a wholly owned subsidiary of Norwest Bank Minnesota, N.A. ("Norwest"), which is a subsidiary of Wells Fargo & Company. The Adviser received an annual advisory fee from each Fund at an annual rate of 0.80% of the average daily net assets of the respective Fund.
   Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of WFB, acts as investment sub-advisor to the Corporate Bond, Equity Income, Equity Value, Growth, Money Market, and Small Cap Growth Funds. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Equity Income, Equity Value, Growth, and Small Cap Growth Funds, a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Corporate Bond Fund, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Fund's average daily net assets in excess of $800 million. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Money Market Fund, a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $1 billion and 0.04% of the Fund's average daily net assets in excess of $1 billion. Prior to September 20, 1999 the Equity Value, Growth, and Money Market Funds were charged at the same annual rates.
   Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, acts as sub-adviser to the Asset Allocation Fund. BGFA is entitled to receive from WFB, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $900 million and 0.10% of its average daily net assets in excess of $900 million. Prior to September 20, 1999, the Asset Allocation Fund was charged at the same annual rates.
   Peregrine Capital Management Incorporated acts as sub-adviser to the Large Company Growth Fund. Peregrine is entitled to receive from WFB, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets up to $25 million, 0.60% of the Fund's average daily net assets for the next $25 million, 0.50% of the Fund's average daily net assets for the next $225 million, and 0.30% of the Fund's average daily net assets in excess of $275 million.

4. DISTRIBUTION FEES
   The Trust has adopted a Distribution Plan ("Plan") for the Funds, excluding the Money Market Fund, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens, Inc. ("Stephens") at a rate of 0.25% of the average daily net assets of each Fund. The distribution fees paid on behalf of the Funds for the period ended December 31, 1999 are disclosed on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS                                     VARIABLE TRUST
--------------------------------------------------------------------------------

5. ADMINISTRATION
   The Trust has entered into administration agreements on behalf of the Funds with WFB whereby WFB is entitled to receive monthly fees at the annual rate of 0.15% of each Fund's average daily net assets.
   Prior to September 20, 1999, the Administrator for the Equity Income and Small Cap Growth Funds was Forum Administrative Services, LLC ("FAdS"). The Funds were charged monthly fees at the annual rate of 0.05% of each Fund's average daily net assets. Prior to March 25, 1999, the Asset Allocation, Equity Value, Growth, and Money Market Funds retained WFB as administrator and Stephens Inc. as co-administrator. For these services, WFB and Stephens Inc. were entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets.

6. TRANSFER AGENT
   The Trust has entered into a transfer agency agreement on behalf of the Funds with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Funds.
   Prior to September 20, 1999, Norwest provided transfer agency, custody, and shareholder services for the Equity Income and Small Cap Growth Funds at an annual rate of 0.08% of the average daily net assets of each Fund. Prior to July 17, 1999, WFB provided transfer agency services for the Asset Allocation, Equity Value, and Growth Funds at an annual rate of 0.14% of the average daily net assets of each Fund, and for the Money Market Fund at an annual rate of 0.10% of the average daily net assets of the Fund.

7. SHAREHOLDER SERVICING
   Prior to September 20, 1999 the Asset Allocation, Equity Value, Growth, and Money Market Funds were charged 0.25% of each Fund's average daily net assets for shareholder services.

8. OTHER FEES AND TRANSACTIONS WITH AFFILIATES
   Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Funds. WFB provides sub-portfolio accounting services to the Asset Allocation, Equity Value, Growth, and Money Market Funds. For these services WFB is entitled to receive a fixed monthly fee plus an annual fee of 0.0025% of the Fund's average daily net assets. Prior to September 20, 1999, the Trust entered into contracts on behalf of the Asset Allocation, Equity Value, Growth, and Money Market Funds with WFB, whereby WFB was responsible for providing portfolio accounting services for the Funds. Pursuant to the contract, WFB was entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Fund's average daily net assets in excess of $100 million.
   The Trust has entered into contracts on behalf of each Fund (other than the Asset Allocation Fund, for which BGI serves as custodian) with Norwest Bank Minnesota, N.A. ("Norwest"), whereby Norwest is responsible for providing custody services for the Funds. Pursuant to the contracts, Norwest is entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.02% of the average daily net assets of each Fund. Prior to September 20, 1999 the Equity Value, Growth, and Money Market Funds had the above service performed for a fee at an annual rate of 0.0167% of the average daily net assets of each Fund. The Equity Income and Small Cap Growth Funds had Norwest serve as the custodian. For its custody services, in addition to shareholder servicing and transfer agent services, Norwest was entitled to receive a fee at an annual rate of 0.08% of the average daily net assets of each Fund.
   BGI, a wholly-owned subsidiary of Barclays Global Investors Inc., acts as custodian to the Asset Allocation Fund. BGI is not entitled to receive compensation for its custodial services to the Fund so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to it. Prior to September 20, 1999 BGI performed the same services above for the Asset Allocation Fund and was not entitled to receive compensation so long as BGFA was entitled to receive compensation for providing investment sub-advisory services to the Fund.
   Certain officers of the Trust are also officers of Stephens. As of December 31, 1999, Stephens owned 4,147 shares of the Asset Allocation Fund, 3,428 shares of the Corporate Bond Fund, 10,148 shares of the Equity Value Fund, 3,119 shares of the Growth Fund, no shares of the Equity Income Fund, no shares of the Large Company Growth Fund, 32,362 shares of the Money Market Fund, and 16,148 shares of the Small Cap Growth Fund.

VARIABLE TRUST                                     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9. WAIVED FEES AND REIMBURSED EXPENSES
   All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended December 31, 1999, were waived by WFB or FAdS. Waived fees and reimbursed expenses continue at the discretion of WFB.

                                    Fees Waived by  Expenses Reimbursed by  Fees Waived by
    Fund                                 FAdS              Stephens              WFB        Total Fees Waived
    ASSET ALLOCATION FUND              $     0             $     0             $398,328         $398,328

    CORPORATE BOND FUND                      0                   0               68,198           68,198

    EQUITY INCOME FUND                  74,748                   0              203,914          278,662

    EQUITY VALUE FUND                        0                   0               92,366           92,366

    GROWTH FUND                              0                   0              221,406          221,406

    LARGE COMPANY GROWTH FUND                0                   0               51,615           51,615

    MONEY MARKET FUND                        0                   0               71,025           71,025

    SMALL CAP GROWTH FUND                8,460              16,898              109,744          135,102

10. INVESTMENT PORTFOLIO TRANSACTIONS
   Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government Securities, for each Fund for the year or period ended
  December 31, 1999, were as follows:

                                                  AGGREGATE PURCHASES AND SALES
    Portfolio                                 Purchases at Cost  Sales Proceeds
    ASSET ALLOCATION FUND                       $123,363,443      $57,693,750

    CORPORATE BOND FUND                          107,106,667       39,293,555

    EQUITY INCOME FUND                            40,145,530        4,877,969

    EQUITY VALUE FUND                             41,597,026       26,098,628

    GROWTH FUND                                   65,129,388       57,751,238

    LARGE COMPANY GROWTH FUND                     40,988,151                0

    SMALL CAP GROWTH FUND                         41,974,422       40,866,447

   The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

INDEPENDENT AUDITORS' REPORT                                      VARIABLE TRUST
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF WELLS FARGO VARIABLE TRUST FUNDS:

    We have audited the accompanying statements of assets and liabilities of Asset Allocation Fund, Corporate Bond Fund, Equity Income Fund, Equity Value Fund, Growth Fund, Large Company Growth Fund, Money Market Fund and Small Cap Growth Fund, portfolios of Wells Fargo Variable Trust Funds, including the schedules of investments, as of December 31, 1999, and the related statements of operations for the year then ended for Asset Allocation Fund, Equity Income Fund, Equity Value Fund, Growth Fund, Money Market Fund and Small Cap Growth Fund, and for the period from September 20, 1999 (commencement of operations) to December 31, 1999 for Corporate Bond Fund and Large Company Growth Fund, the statements of changes in net assets for each of the years in the two-year period then ended for Asset Allocation Fund, Equity Income Fund, Growth Fund, Money Market Fund and Small Cap Growth Fund, the year ended December 31, 1999 and the period from May 1, 1998 (commencement of operations) to December 31, 1998 for the Equity Value Fund and the period from September 20, 1999 (commencement of operations) to December 31, 1999 for Corporate Bond Fund and Large Company Growth Fund and financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asset Allocation Fund, Corporate Bond Fund, Equity Income Fund, Equity Value Fund, Growth Fund, Large Company Growth Fund, Money Market Fund and Small Cap Growth Fund as of December 31, 1999, the results of their operations, changes in their net assets and their financial highlights for the years or periods presented above in conformity with generally accepted accounting principles.

                                                      [KPMG LLP LOGO]
San Francisco, California
February 2, 2000

LIST OF ABBREVIATIONS                                             VARIABLE TRUST
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG                            --    ASSOCIATION OF BAY AREA GOVERNMENTS
ADR                             --    AMERICAN DEPOSITORY RECEIPTS
AMBAC                           --    AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT                             --    ALTERNATIVE MINIMUM TAX
ARM                             --    ADJUSTABLE RATE MORTGAGES
BART                            --    BAY AREA RAPID TRANSIT
CDA                             --    COMMUNITY DEVELOPMENT AUTHORITY
CDSC                            --    CONTINGENT DEFERRED SALES CHARGE
CGIC                            --    CAPITAL GUARANTY INSURANCE COMPANY
CGY                             --    CAPITAL GUARANTY CORPORATION
CMT                             --    CONSTANT MATURITY TREASURY
COFI                            --    COST OF FUNDS INDEX
CONNIE LEE                      --    CONNIE LEE INSURANCE COMPANY
COP                             --    CERTIFICATE OF PARTICIPATION
CP                              --    COMMERCIAL PAPER
CTF                             --    COMMON TRUST FUND
DW&P                            --    DEPARTMENT OF WATER & POWER
DWR                             --    DEPARTMENT OF WATER RESOURCES
EDFA                            --    EDUCATION FINANCE AUTHORITY
FGIC                            --    FINANCIAL GUARANTY INSURANCE CORPORATION
FHA                             --    FEDERAL HOUSING AUTHORITY
FHLB                            --    FEDERAL HOME LOAN BANK
FHLMC                           --    FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA                            --    FEDERAL NATIONAL MORTGAGE ASSOCIATION
FRN                             --    FLOATING RATE NOTES
FSA                             --    FINANCIAL SECURITY ASSURANCE, INC
GNMA                            --    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO                              --    GENERAL OBLIGATION
HFA                             --    HOUSING FINANCE AUTHORITY
HFFA                            --    HEALTH FACILITIES FINANCING AUTHORITY
IDA                             --    INDUSTRIAL DEVELOPMENT AUTHORITY
LIBOR                           --    LONDON INTERBANK OFFERED RATE
LLC                             --    LIMITED LIABILITY CORPORATION
LOC                             --    LETTER OF CREDIT
LP                              --    LIMITED PARTNERSHIP
MBIA                            --    MUNICIPAL BOND INSURANCE ASSOCIATION
MFHR                            --    MULTI-FAMILY HOUSING REVENUE
MUD                             --    MUNICIPAL UTILITY DISTRICT
MTN                             --    MEDIUM TERM NOTE
PCFA                            --    POLLUTION CONTROL FINANCE AUTHORITY
PCR                             --    POLLUTION CONTROL REVENUE
PFA                             --    PUBLIC FINANCE AUTHORITY
PLC                             --    PRIVATE PLACEMENT
PSFG                            --    PUBLIC SCHOOL FUND GUARANTY
RAW                             --    REVENUE ANTICIPATION WARRANTS
RDA                             --    REDEVELOPMENT AUTHORITY
RDFA                            --    REDEVELOPMENT FINANCE AUTHORITY
R&D                             --    RESEARCH & DEVELOPMENT
SFMR                            --    SINGLE FAMILY MORTGAGE REVENUE
TBA                             --    TO BE ANNOUNCED
TRAN                            --    TAX REVENUE ANTICIPATION NOTES
USD                             --    UNIFIED SCHOOL DISTRICT
V/R                             --    VARIABLE RATE
WEBS                            --    WORLD EQUITY BENCHMARK SHARES

  Wells Fargo Bank, N.A. and certain of its affiliates provide investment advisory, sub-advisory and/or shareholder services for the Wells Fargo Variable Trust Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo Bank, N.A. and its affiliates are not affiliated with Stephens Inc.

  This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wells Fargo Variable Trust Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

  [LOGO]

 P.O. Box 8266
 Boston, MA 02266-8266

 DATED MATERIAL
 PLEASE EXPEDITE

[RECYCLED LOGO]                                                    AR 016 (2/00)

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